As filed with the Securities and Exchange Commission on May 1, 2003.

                                                       Registration No. 33-91938
                                                               File No. 811-9044
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 13

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 2


                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)



                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             One National Life Drive
                            Montpelier, Vermont 05604
                                 (802) 229-3113
                         -------------------------------

                                D. Russell Morgan
                            Assistant General Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                           Sutherland Asbill & Brennan
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404
                         -------------------------------

It is proposed that this filing will become effective:

_X_ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485


__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




                         -------------------------------

                                    VARITRAK
                        VARIABLE UNIVERSAL LIFE INSURANCE
                               P R O S P E C T U S
                                DATED MAY 1, 2003

NATIONAL LIFE INSURANCE COMPANY         Home Office: National Life Drive,
                                                     Montpelier, Vermont 05604

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT  Telephone: (800) 537-7003

     This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. The policy's primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

     You may allocate premium payments to the National Variable Life Insurance Account, a separate account of National Life, or to the general account, or a combination of the two. The general account pays interest at a guaranteed rate of at least 4%. The separate account currently has twenty-eight subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:


SENTINEL VARIABLE PRODUCTS TRUST          ALGER AMERICAN FUND
----------------------------------------- -------------------------------------
COMMON STOCK FUND                         GROWTH PORTFOLIO
MID CAP GROWTH FUND                       LEVERAGED ALLCAP PORTFOLIO
SMALL COMPANY FUND                        SMALL CAPITALIZATION PORTFOLIO
GROWTH INDEX FUND
MONEY MARKET FUND

BOND FUND1
BALANCED FUND2

Managed by NL Capital Management, Inc.    Managed by Fred Alger Management, Inc
----------------------------------------- -------------------------------------


AMERICAN CENTURY VARIABLE                 DREYFUS SOCIALLY RESPONSIBLE GROWTH
PORTFOLIOS, INC.                          FUND, INC.
----------------------------------------- -------------------------------------
VP INCOME & GROWTH PORTFOLIO              SOCIALLY RESPONSIBLE GROWTH
VP VALUE PORTFOLIO                        FUND




Managed by American Century
Investment Management, Inc.               Managed by The Dreyfus Corporation
----------------------------------------- -------------------------------------


FIDELITY VARIABLE INSURANCE PRODUCTS      FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS                                     FUNDS
----------------------------------------- -------------------------------------
EQUITY-INCOME PORTFOLIO                   CONTRAFUND PORTFOLIO
GROWTH PORTFOLIO                          INDEX 500 PORTFOLIO
HIGH INCOME PORTFOLIO                     INVESTMENT GRADE BOND PORTFOLIO
OVERSEAS PORTFOLIO


Managed by Fidelity Investments           Managed by Fidelity Investments
----------------------------------------- -------------------------------------



INVESCO VARIABLE INVESTMENT FUNDS, INC.   J.P. MORGAN SERIES TRUST II
----------------------------------------- -------------------------------------
VIF - DYNAMICS FUND                       INTERNATIONAL OPPORTUNITIES
VIF - HEALTH SCIENCES FUND                PORTFOLIO
VIF - TECHNOLOGY FUND                     SMALL COMPANY PORTFOLIO

Funds, Inc.                               Investment Management, Inc.
----------------------------------------- -------------------------------------

NEUBERGER BERAMN ADVISERS                 STRONG VARIABLE INSURANCE
MANAGEMENT TRUST                          FUNDS, INC.
----------------------------------------- -------------------------------------
PARTNERS PORTFOLIO                        MID CAP GROWTH FUND II

Managed by Neuberger Berman Management,   Managed by Strong Capital Management,
Inc.                                      Inc.

Neuberger Berman Advisers Management
Trust                                     Strong Variable Insurance Funds, Inc.
----------------------------------------- -------------------------------------

STRONG OPPORTUNITY FUND II.
-----------------------------------------
OPPORTUNITY FUND II



Managed by Strong Capital
Management, Inc.
-----------------------------------------


1For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Balanced Fund invests in J.P. Morgan GVIT Balanced Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Balanced Fund will be substituted for all the J.P. Morgan GVIT Balanced Fund - Class IV shares owned by this subaccount.

2For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Bond Fund invests in Gartmore GVIT Government Bond Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Bond Fund will be substituted for all the Gartmore GVIT Government Bond Fund - Class IV shares owned by this subaccount.

     The value of your policy will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the general account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

     An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

     It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
Summary of the Benefits and Risks of the Policy.............................
      Summary of Principal Policy Benefits..................................
      Summary of the Principal Risks of Purchasing a Policy.................
      Fee Tables............................................................
National Life Insurance Company and the General Account.....................
      National Life Insurance Company.......................................
      The General Account...................................................
The Separate Account and The Portfolios.....................................
      The Separate Account..................................................
      The Portfolios........................................................
The Policy.

      Purchasing a Policy...................................................
      Premiums..............................................................
      Transfers.............................................................
      Telephone Transaction Privilege.......................................
      Transfers by Third Parties............................................
      Other Transfer Rights.................................................
      Available Automated Fund Management Features..........................
      Accumulated Value.....................................................

Death Benefit...............................................................
      Ability to Adjust Face Amount.........................................
      Payment of Policy Benefits............................................
      Settlement Options....................................................
Policy Loans................................................................
Surrenders and Withdrawals..................................................
Lapse and Reinstatement.....................................................
Charges and Deductions......................................................
      Premium Tax Charge....................................................
      Surrender Charge......................................................
      Monthly Deduction.....................................................
      Mortality and Expense Risk Charge.....................................
      Withdrawal Charge.....................................................
      Transfer Charge.......................................................
      Projection Report Charge..............................................
      Other Charges.........................................................
Optional Benefits...........................................................
      Additional Protection Benefit Rider...................................
      Guaranteed Death Benefit Rider........................................
      No-Lapse Guarantee Rider..............................................
      Accelerated Care Rider................................................
      Chronic Care Protection Rider.........................................
      Accelerated Benefit Rider.............................................
Federal Income Tax Considerations...........................................
      Introduction..........................................................
      Tax Status of the Policy..............................................
      Tax Treatment of Policy Benefits......................................
      Possible Tax Law Changes..............................................
      Possible Charges for National Life's Taxes............................
Legal Matters...............................................................

Distribution of the Policies................................................
Other Policy Provisions.....................................................
Financial Statements........................................................
Glossary....................................................................

Appendix A.................................................................. A-1
Appendix B.................................................................. B-1
Statement of Additional Information Table of Contents


THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

SUMMARY OF PRINCIPAL POLICY BENEFITS

LIFE INSURANCE PROTECTION.

The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can pass free of federal and state income tax at the death of an Insured.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

  - Face Amount; or

  - the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

  - the Face Amount plus the Accumulated Value; or

  - the Accumulated Value multiplied by the same factor that applies to option
    A.

After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. SEE "Death Benefit."

     o You can elect to include an optional Accelerated Death Benefit Rider in your Policy, which permits you to receive a discounted payment of the Policy's Death Benefit before the death of the Insured under circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. There is no additional cost for the Accelerated Death Benefit Rider.

     o You can also elect to include Accelerated Care and Chronic Care Riders in your Policy. The Accelerated Care Rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the Chronic Care Rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the Accelerated Care Rider. There is an additional cost for the Accelerated Care Rider and the Chronic Care Rider.

     o You may add additional insurance and other benefits to your Policy by Rider. Please see "Optional Benefits", below, for a description of the other optional benefits that we offer.

     o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS.

     After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We also currently plan to make preferred loans available when a Policy is 10 years old.

     After a year, you may request a Withdrawal of Cash Surrender Value.
     However:

     -   You must withdraw at least $500;

     - You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

     - You may not allocate Withdrawals to the General Account until all the value in the Separate Account has been exhausted.

     - We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.

      You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

VARIETY OF INVESTMENT OPTIONS.

      You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account. The subccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

      We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the General Account.

      As your needs or financial goals change, you can change your investment mix. You may make transfers among the Separate Account and the General Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge. You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the General Account in any Policy Year.

SUMMARY OF THE PRINCIPAL RISKS OF PURCHASING A POLICY

INVESTMENT RISK.

      We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy which you allocate to the Separate Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium. If you allocate premiums to the General Account, then we credit your Accumulated Value in the General Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

RISK OF LAPSE.

      If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen:
      (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years so long as you pay the Minimum Guarantee Premium; (2) if you purchase the No Lapse Guarantee Rider or the Guaranteed Death Benefit Rider, subject to certain conditions.

TAX RISKS.

      We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the Accelerated Death Benefit Rider, the Accelerated Care Rider or the Chronic Care Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

      Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2.

      If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

      See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS.

      The Surrender Charge under the Policy applies for 15 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 15 years from the date of any increase in the Face Amount. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

      Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

      Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS.

      A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate credited to the General Account.

      We reduce the amount we pay on the Insured's death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

      A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

PORTFOLIO COMPANY RISKS

A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.

------------------------------------------------------------------------------------------------------------------------------------
                                                             TRANSACTION FEES
------------------------------- ------------------------ --------------------------------------- -----------------------------------
CHARGE                          WHEN CHARGE IS           AMOUNT DEDUCTED -                       AMOUNT DEDUCTED -
                                DEDUCTED                 MAXIMUM GUARANTEED                      CURRENT CHARGE
                                                         CHARGE
------------------------------- ------------------------ --------------------------------------- -----------------------------------
PREMIUM TAX CHARGE1             Upon receipt of each     3.25% of each premium payment (2.0%     3.25% of each premium payment
                                premium payment          for qualified employee benefit plans)   (2.0% for qualified employee
                                                                                                 benefit plans)
------------------------------- ------------------------ --------------------------------------- -----------------------------------
SURRENDER CHARGE:2              Upon surrender or lapse
Deferred                        of the Policy during the
Administrative                  first 15 Policy Years,
Charge                          or 15 Policy Years
                                following an increase
                                in Face
o      Minimum and Amount                                $ 0 - $2 per $1000 of initial or        $ 0 - $2 per $1000 of initial or
       Maximum Charge3                                   increased Face Amount                   increased Face Amount

o      Charge for a 45                                   $2 per $1000 of Face Amount             $2 per $1000 of Face Amount
       year old male
       nonsmoker, first
       Policy Year
------------------------------- ------------------------ --------------------------------------- -----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             TRANSACTION FEES
------------------------------- ------------------------ --------------------------------------- -----------------------------------
CHARGE                          WHEN CHARGE IS           AMOUNT DEDUCTED -                       AMOUNT DEDUCTED -
                                DEDUCTED                 MAXIMUM GUARANTEED                      CURRENT CHARGE
                                                         CHARGE
------------------------------- ------------------------ --------------------------------------- -----------------------------------
Deferred Sales Charge           Upon surrender or
                                lapse of the Policy
                                during the first 15
                                Policy Years or
                                following an increase
                                in Face Amount

o      Minimum and                                       $1.10 to $37.75 per $1000 of initial    $1.10 to $37.75 per $1000 of
       Maximum Charge4                                   or increased Face Amount                initial or increased Face Amount

o      Charge for a                                      $8.26 per $1000 of Face Amount          $8.26 per $1000 of Face Amount
       Deferred Sales Charge
       - 45 year old male
       nonsmoker, first
       Policy Year

------------------------------- ------------------------ --------------------------------------- -----------------------------------
WITHDRAWAL FEES                 Upon making a            Lesser of 2% of amount withdrawn or     Lesser of 2% of amounts withdrawn
                                Withdrawal               $25                                     or $25

------------------------------- ------------------------ --------------------------------------- -----------------------------------
TRANSFER FEES                   Upon transfer            $25 per transfer in excess of 5         None
                                                         transfers in any one Policy Year
------------------------------- ------------------------ --------------------------------------- -----------------------------------
LOAN INTEREST SPREAD5           At the end of each       2% annually of amount held as           1.3% annually of amount held as
                                Policy year, or upon     Collateral                              Collateral
                                death, surrender, or
                                lapse, if earlier
------------------------------- ------------------------ --------------------------------------- -----------------------------------
PROJECTION REPORT CHARGE        When report requested    $25 maximum in New York, no maximum     $25
                                                         elsewhere
------------------------------- ------------------------ --------------------------------------- -----------------------------------

1 We may increase the Premium Tax Charge if applicable law changes so that the amounts of taxes on premiums paid by us increase.

2 The Surrender Charge is equal to the deferred administrative charge and the deferred sales charge. The deferred administrative charge is based on the Insured's issue age (or age on an increase in Face Amount) and Face Amount. The deferred sales charge is based on the Insured's issue age (or age on an increase in Face Amount), gender, rate class and the Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy's data pages will indicate the charges applicable to your Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

3 The minimum charge is based on an Insured with an Issue Age of 5 or less; the maximum charge is based on an Insured with an Issue Age of 25 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

--------------------------------------------------------------------------------
4 The minimum charge is based on a female Insured with an Issue Age of 1; the maximum charge is based on male smoker Insured with an Issue Age of 68 or MORE. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

5 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). Currently, after the 10th Policy year, we may credit your Collateral that is in excess of 50% of Accumulated Value with extra interest of 0.5% per annum over what is currently credited to loan Collateral prior to the 11th Policy Year. For loans taken after the 10th Policy year of not more than 50% of Accumulated Value, we may credit your Collateral with interest up to 6.0% compounded annually.

                                     * * *

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
                                         PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS           AMOUNT DEDUCTED -                       AMOUNT DEDUCTED -
                                DEDUCTED                 MAXIMUM GUARANTEED                      CURRENT CHARGE
                                                         CHARGE
------------------------------- ------------------------ --------------------------------------- -----------------------------------

COST OF INSURANCE:6
                                On the Date of Issue
                                of the Policy and on
                                each Monthly Policy
                                Date

o      Minimum and Maximum                                $0.057 to $58.01 per $1000 of           $0.24 to $32.70 per $1000 of
       Charge7                                            Net Amount at Risk per month            Net Amount at Risk per month

                                                          $0.28 per $1000 of Net Amount at        $0.22 per $1000 of Net Amount

o      Charge for a 45 year                               Risk per month                          at Risk per month
       old male nonsmoker in the
       preferred underwriting
       class, Face Amount between
       $250,000 and $999,999,
       Policy Year 1
----------------------------------- ----------------------------------- ----------------------------  ------------------------------
MORTALITY AND EXPENSE               On the Date of Issue                Annual rate of 0.90% of the   Annual rate of 0.90% of the
RISK FEES8                          of the Policy and on                average daily net assets      average daily net assets
                                    each day                            of each subaccount of the     of each subaccount of the
                                                                        Separate Account              Separate Account
----------------------------------- ----------------------------------- ----------------------------- ------------------------------
ADMINISTRATIVE FEES                 On the Date of Issue of the         $7.50 per month, plus $0.07   $7.50 per month
                                    Policy and on each Monthly Policy   per $1000 of Face Amount9
                                    Date
----------------------------------- ----------------------------------- ----------------------------- ------------------------------
CHARGES FOR OPTIONAL BENEFITS       On the Date of Issue
Additional Protection               of the Policy and on
Benefit10                           each Monthly Policy Date
---------------------------------------------------------------------- ----------------------------- ------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS           AMOUNT DEDUCTED -                       AMOUNT DEDUCTED -
                                DEDUCTED                 MAXIMUM GUARANTEED                      CURRENT CHARGE
                                                         CHARGE
------------------------------- ------------------------ --------------------------------------- -----------------------------------
o      Minimum and Maximum                               $0.057 to $58.01__ per $1000 of         $0.013 to $19.94__ per $1000 of
       Charge11                                          Net Amount at Risk per month            Net Amount at Risk per month

o      Charge for a 45 year
       old male nonsmoker in the                         $0.28 per $1000 of Net Amount at        $0.055 per $1000 of Net Amount
       preferred underwriting                            Risk per month                          at Risk per month
       class, Policy Year 1

------------------------------- ------------------------ --------------------------------------- -----------------------------------

Waiver of Monthly                   On the Date of       $0.051 to_$0.27 per month          $0.051 to $0.27 per month
Deduction10                         Issue of the Policy  multiplied by the Monthly          multiplied by the Monthly
o      Minimum and Maximum          and on each Monthly  Deduction                          Deduction
       Charge                       Policy Date
                                    thereafter

o      Charge for a 45 year                              $0.075 per month multiplied by     $0.075 per month multiplied by
       old male nonsmoker in the                         the Monthly Deduction              the Monthly Deduction
       preferred underwriting
       class, Policy Year 1
------------------------------- ------------------------ --------------------------------------- -----------------------------------

Accidental Death Benefit10          On the Date of
                                    Issue of the
                                    Policy and on
                                    each Monthly Policy  $0.023 to $0.18 per month per      $0.23 to $0.18 per month per
o      Minimum and Maximum          Date thereafter      $1000 of net amount of the         $1000 of net amount of the
       Charge                                            increase in Death Benefit          increase in Death Benefit
                                                         provided by the Rider              provided by the Rider


                                                         $0.086 per month per $1000 of      $0.086 per month per $1000 of
o      Charge for a 45 year                              net amount of the increase in      net amount of the increase in
       old male nonsmoker in the                         Death Benefit provided by the      Death Benefit provided by the
       preferred underwriting                            Rider                              Rider
       class, Policy Year 1
------------------------------- ------------------------ --------------------------------------- -----------------------------------
Guaranteed Insurability             On the Date of
Option12                            Issue of the
                                    Policy and on
                                    each Monthly Policy  $0.022 to $0.16 per month times    $0.022 to $0.16 per month times

o     Minimum and Maximum           Date thereafter       amount the Rider permits you the   amount the Rider permits you the
      Charge                                              to increase the Face Amount        to increase the Face Amount


o     Charge for a 35 year                               $0.15 per month times the amount    $0.15 per month times the
      old male (not available                            the Rider permits you to            amount the Rider permits you to
      for ages 40 and over)                              increase the Face Amount            increase the Face Amount

------------------------------- ------------------------ --------------------------------------- -----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS           AMOUNT DEDUCTED -                       AMOUNT DEDUCTED -
                                DEDUCTED                 MAXIMUM GUARANTEED                      CURRENT CHARGE
                                                         CHARGE
------------------------------- ------------------------ --------------------------------------- -----------------------------------
Guaranteed Death Benefit        On the Date of            $0.01 per $1000 of Face Amount         $0.01 per $1000 of Face Amount
                                Issue of the              per month                              per month
                                Policy and on
                                each Monthly Policy
                                Date thereafter
------------------------------- ------------------------ --------------------------------------- -----------------------------------
No Lapse Guaranty               On the Date of           $0.05 per $1000 of Face Amount          $0.05 per $1000 of Face Amount
                                Issue of the             per month                               per month
                                Policy and on
                                each Monthly Policy
                                Date thereafter
------------------------------- ------------------------ --------------------------------------- -----------------------------------
Disability Benefit -            On the Date of
Payment of Mission              Issue of the
Costs12                         Policy and on
                                each Monthly Policy
                                Date thereafter
o      Minimum and Maximum                                $1.65 to $4.25 per month                $1.65 to $4.25 per month
       Charge

o      Charge for a 45 year                               $3.06 per month _                       $3.06 per month
       old male nonsmoker in the
       preferred underwriting
       class, Policy Year 1
------------------------------- ------------------------ --------------------------------------- -----------------------------------

Accelerated Care Rider12        On the Date of
                                Issue of the
                                Policy and on
                                each Monthly Policy
                                Date thereafter
o      Minimum and Maximum                               $0025 to $4.32 per $1000 of Net         $0.01 to $1.98 per $1000 of Net
       Charge                                            Amount at Risk, plus from               Amount at Risk, plus from
                                                         $0.0007 to $0.92 per dollar of          $0.0003 to $0.63 per dollar of
                                                         Monthly Deduction, per month            Monthly Deduction, per month

                                                         $0.14 per $1000 of Net Amount at        $0.055 per $1000 of Net Amount
                                                         Risk, plus $0.0038 per dollar of        at Risk, plus $0.0018 per
o      Charge for a 45 year                              Monthly Deduction, per month            dollar of Monthly Deduction,
       old male nonsmoker in the                                                                 per month
       preferred underwriting
       class, ACR1 with inflation
       protection option, Policy
       Year 1

------------------------------- ------------------------ --------------------------------------- -----------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                         PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS           AMOUNT DEDUCTED -                       AMOUNT DEDUCTED -
                                DEDUCTED                 MAXIMUM GUARANTEED                      CURRENT CHARGE
                                                         CHARGE
------------------------------- ------------------------ --------------------------------------- -----------------------------------

------------------------------- ------------------------ --------------------------------------- -----------------------------------

Chronic Care Protection         On the Date of
Rider12                         Issue of the
o    Minimum and Maximum        Policy and on
     Charge                     each Monthly Policy
                                Date thereafter
                                                         $0.0051 to $4.34 per $1000 of            $0.0051 to $4.34 per $1000 of
Charge for a 45 year old male                            Face Amount per month                    Face Amount per month
nonsmoker in the preferred
underwriting class, EBR1 with                            $0.18 per $1000 of Face Amount           $0.18 per $1000 of Face Amount
inflation protection option                              per month                                per month
without nonforfeiture benefit
option, Policy Year 1 ____

----------------------------------- ----------------------------------- ---------------------------------- -------------------------

-------------------

6 Cost of insurance charges vary based on the Insured's age, sex, Rate Class, Net Amount at Risk, and Face Amount, and the current cost of insurance charges also vary based on the Policy's Duration and size. In addition, current cost of insurance charges for currently issued Policies may be lower than for Policies issued during specified past periods. The Net Amount at Risk is the amount by which the Unadjusted Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

7 The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11, for Face Amounts of $1,000,000 or more; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached, for all Face Amount bands; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Ages 99 and 100 are reached.

8We currently intend, starting in Policy Year 11, to partially offset this charge by reducing each Monthly Deduction by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account, and we also intend, starting in Policy Year 11, to credit interest on non-loaned Accumulated Value in the Fixed Account at rates that are 0.50% per annum higher than those that applies to Policies still in their first 10 Policy Years. These enhancements are not guaranteed, however.

9 $7.50 per month in all states other than New York and Texas.

10 The additional protection benefit, waiver of monthly deduction, and accidental death benefit rider charges vary by the Insured's Issue Age, sex, Rate Class and the Policy's Duration. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy's data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.

11 The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Age 100 is reached. For currently issued Policies, the current maximum charge will apply to all Isuue Ages, males, preferred and standard smokers, at Attained Ages 98 - 100.

12The guaranteed insurability option, disability benefit - payment of mission costs, accelerated care, and chronic care rider charges vary by the Insured's age and sex. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy's data page will indicate the charge applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.



                                      * * *

The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2002. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):

------------------------------------------ ------------------- -----------------
                                                 Minimum            Maximum
------------------------------------------ ------------------- -----------------

Total Annual Portfolio Operating Expenses
(total of all expenses that ____0.33%
____2.12% are deducted from portfolio
assets including management fees, 12b-1
fees and other expenses).

------------------------------------------ ------------------- -----------------

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets)8

                                                                                                                  Gross
                                                                Management         12b-1          Other        Total Annual
                                                                   Fee             Fees         Expenses         Expenses
Sentinel Variable Products Trust
     Balanced Fund                                                0.55%             N/A           0.32%           0.87%
     Bond Fund                                                    0.40%             N/A           0.29%           0.69%
     Common Stock Fund                                            0.46%             N/A           0.25%           0.71%
     Growth Index Fund                                            0.30%             N/A           1.82%           2.12%
     Mid Cap Growth Fund                                          0.50%             N/A           0.35%           0.85%
     Money Market Fund                                            0.25%             N/A           0.26%           0.51%
     Small Company Fund                                           0.49%             N/A           0.32%           0.81%
The Alger American Fund
     Alger American Growth Portfolio                              0.75%             N/A           0.10%           0.85%
     Alger American Leveraged AllCap Portfolio                    0.85%             N/A           0.11%           0.96%
     Alger American Small Capitalization Portfolio                0.85%             N/A           0.12%           0.97%
American Century Variable Portfolios, Inc.
     VP Income & Growth Portfolio                                 0.70%             N/A           0.00%           0.70%
     VP Value Portfolio                                           0.95%             N/A           0.00%           0.95%
The Dreyfus Socially Responsible Growth Fund, Inc.
     Initial Shares, Socially Responsible Growth Fund, Inc.       0.75%             N/A           0.05%           0.80%
Fidelity: Variable Insurance Products
     Contrafund Portfolio                                         0.58%             N/A           0.10%           0.68%
     Equity Income Portfolio                                      0.48%             N/A           0.09%           0.57%
     Growth Portfolio                                             0.58%             N/A           0.09%           0.67%
     High Income Portfolio                                        0.58%             N/A           0.12%           0.70%
     Index 500 Portfolio                                          0.24%             N/A           0.09%           0.33%
     Investment Grade Bond                                        0.43%             N/A           0.11%           0.54%
     Overseas Portfolio                                           0.73%             N/A           0.17%           0.90%
INVESCO Variable Investment Funds, Inc.
     VIF - Dynamics Fund                                          0.75%             N/A           0.37%           1.12%
     VIF - Health Sciences Fund                                   0.75%             N/A           0.32%           1.07%
     VIF - Technology Fund                                        0.75%             N/A           0.36%           1.11%
J.P. Morgan Series Trust II
     International Opportunities Portfolio                        0.60%             N/A           0.92%           1.52%
     Small Company Portfolio                                      0.60%             N/A           0.56%           1.16%
Neuberger Berman Advisers Management Trust
     Partners Portfolio                                           0.83%             N/A           0.08%           0.91%
Strong Variable insurance Funds, Inc.
     Mid Cap Growth                                               0.75%             N/A           0.72%           1.47%
Strong Opportunity Fund II                                        0.75%             N/A           0.63%           1.38%
Gartmore Variable Insurance Trust
     Gartmore GVIT Government Bond Fund                           0.49%             N/A           0.24%           0.73%
     J.P. Morgan GVIT Balanced Fund                               0.73%             N/A           0.26%           0.99%



                                                                                                                       Net Total
                                                              Management                              Other              Annual
Portfolio                                                        Fees           12b-1 Fees          Expenses            Expenses
Sentinel Variable Products Trust
     Balanced Fund                                               0.55%              N/A               0.24%              0.79%
     Bond Fund                                                   0.40%              N/A               0.27%              0.67%
     Common Stock Fund                                           0.41%              N/A               0.25%              0.66%
     Growth Index Fund                                           0.00%              N/A               0.60%              0.60%
     Mid Cap Growth Fund                                         0.47%              N/A               0.35%              0.82%
     Money Market Fund                                           0.14%              N/A               0.26%              0.40%
     Small Company Fund                                          0.42%              N/A               0.32%              0.74%
Fidelity Variable Insurance Products
     Contrafund Portfolio                                        0.58%              N/A               0.06%              0.64%
     Equity Income Portfolio                                     0.48%              N/A               0.08%              0.56%
     Growth Portfolio                                            0.58%              N/A               0.03%              0.61%
     Overseas Portfolio                                          0.73%              N/A               0.13%              0.86%
     Index 500 Portfolio                                         0.24%              N/A               0.04%              0.28%
     Investment Grade Bond                                       0.43%              N/A               0.10%              0.53%
J.P. Morgan Series Trust II
     International Opportunities                                 0.60%              N/A               0.60%              1.20%
     Small Company                                               0.60%              N/A               0.55%              1.15%
Strong Mid Cap Growth Fund                                       0.75%              N/A               0.42%              1.17%
Strong Opportunity Fund II, Inc.                                 0.75%              N/A               0.35%              1.10%
Gartmore Variable Insurance Trust
     J.P. Morgan GVIT Balanced Fund                              0.73%              N/A               0.18%              0.91%



The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

             NATIONAL LIFE INSURANCE COMPANY AND THE GENERAL ACCOUNT

NATIONAL LIFE INSURANCE COMPANY

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

THE GENERAL ACCOUNT

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We bear the full investment risk for all amounts allocated or transferred to the General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by separate account investments. These assets are subject to National Life's general liabilities from business operations.

We have not registered the General Account with the Securities and Exchange Commission ("SEC"), and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account. Disclosures regarding the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated value in the General Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account. We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

TRANSFERS FROM THE GENERAL ACCOUNT. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                     THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account's assets are held separate from our other assets and are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

We may limit the number of different subaccounts, other than the Money Market Subaccount, used in any one Policy over its entire life to 16 different subaccounts. The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See "Addition, Deletion, or Substitution of Investments."

THE PORTFOLIOS

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolios' assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.

---------------------------------------------- ----------------------------- ------------------------------ ------------------------
PORTFOLIO                                      TYPE OF FUND                  INVESTMENT ADVISER             SUBADVISER
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
Sentinel Variable Products Trust:
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
   Common Stock Fund                           Large Value Equity            NL Capital Management, Inc.    None
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
   Growth Index Fund                           Index Equity                  NL Capital Management, Inc.    None
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
   Mid Cap Growth Fund                         Mid Cap Growth Equity         NL Capital Management, Inc.    None
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
   Money Market Fund                           Money Market                  NL Capital Management, Inc.    None
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
   Small Company Fund                          Small Blend Equity            NL Capital Management, Inc.    None
---------------------------------------------- ----------------------------- ------------------------------ ------------------------

   Bond Fund1                                  Investment-Grade Bond         NL Capital Management, Inc.    None

---------------------------------------------- ----------------------------- ------------------------------ ------------------------

   Balanced Fund2                              Hybrid Equity and Debt        NL Capital Management, Inc.    None

---------------------------------------------- ----------------------------- ------------------------------ ------------------------
The Alger American Fund:
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
   Growth Portfolio                            Large Growth Equity           Fred Alger Management, Inc.    None
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
  Leveraged AllCap Portfolio                  Growth Equity                 Fred Alger Management, Inc.    None
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
   Small Capitalization Portfolio              Small Growth Equity           Fred Alger Management, Inc.    None
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
American Century Variable
Portfolios, Inc.:
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
   VP Income & Growth Portfolio                Large Value Equity            American Century
                                                                             Investment Management, Inc.    None
---------------------------------------------- ----------------------------- ------------------------------ ------------------------
   VP Value Portfolio                          Mid Cap Value Equity          American Century
                                                                             Investment Management, Inc.    None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
The Dreyfus Socially Responsible
Growth Fund, Inc.                             Socially Responsible Growth   The Dreyfus Corporation         None
                                              Equity
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
Fidelity Variable Insurance
Products Funds:
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   Equity-Income Portfolio                    Large Value Equity            Fidelity Management and
                                                                            Research Company                None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   Growth Portfolio                           Large Growth Equity           Fidelity Management and
                                                                            Research Company                None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   High Income Portfolio                      Below Investment Grade Bond   Fidelity Management and
                                                                            Research Company                None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   Overseas Portfolio                         International Equity          Fidelity Management and
                                                                            Research Company                FMR U.K., FMR Far
                                                                                                            East, and Fidelity
                                                                                                            international
                                                                                                            Investment Advisers
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   Contrafund Portfolio                       Large Growth Equity           Fidelity Management and
                                                                            Research Company                None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   Index 500 Portfolio                        Index Equity                  Fidelity Management and
                                                                            Research Company                Bankers Trust Company
--------------------------------------------- ----------------------------- ------------------------------- ------------------------



--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   Investment Grade Bond Portfolio            Investment Grade Bond         Fidelity Management and
                                                                            Research Company                None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
INVESCO Variable Investment Funds, Inc.:
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   VIF-Dynamics Fund                          Mid Cap Growth Equity         INVESCO Funds Group, Inc.       None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   VIF-Health Sciences Fund                   Sector Equity                 INVESCO Funds Group, Inc.       None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   VIF-Technology Fund                        Sector Equity                 INVESCO Funds Group, Inc.       None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
J.P. Morgan Series Trust II:
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   International Opportunities Portfolio      International Equity          J.P. Morgan Investment
                                                                            Management, Inc.                None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   Small Company Portfolio                    Small Blend Equity            J.P. Morgan Investment
                                                                            Management, Inc.                None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
Neuberger Berman Advisers Management Trust
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   Partners Portfolio                         Large Value                   Neuberger Berman, LLC           None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
Strong Variable Insurance Funds, Inc.
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
   Mid Cap Growth Fund II                     Mid Cap Growth Equity         Strong Capital
                                                                            Management, Inc.                None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------
Strong Opportunity Fund II, Inc.              Mid Cap Value Equity          Strong Capital
                                                                            Management, Inc.                None
--------------------------------------------- ----------------------------- ------------------------------- ------------------------


1For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Bond Fund invests in Gartmore GVIT Government Bond Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Bond Fund will be substituted for all the Gartmore GVIT Government Bond Fund - Class IV shares owned by this subaccount. Gartmore GVIT Government Bond Fund is also an investment-grade bond fund. Its investment adviser is Gartmore Mutual Fund Capital Trust. It has no subadviser.

2For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Balanced Fund invests in J.P.Morgan GVIT Balanced Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Balanced Fund will be substituted for all the J.P. Morgan GVIT Balanced Fund - Class IV shares owned by this subaccount. J.P. Morgan GVIT Balanced Fund is also a hybrid equity and debt fund. Its investment adviser is Gartmore Mutual Fund Capital Trust, and its subadviser is J.P. Morgan Investment Management Inc.


THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required These changes include, among others:

1) making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

(i) operating the Separate Account as a management company under the 1940 Act (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required (iii) combining or substituting separate accounts (iv) transferring the assets of the Separate Account to another separate account or to the General Account (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

                     (vi) making other technical changes in the Policy to conform with any action described herein;

2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

5) modifying the provisions of the Policies to comply with applicable laws.

If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying Portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order form the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

NET INVESTMENT RETURN OF THE SEPARATE ACCOUNT

The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account since the inception of the subaccounts through December 31, 2002.

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

                         FOR THE YEAR ENDED DECEMBER 31,

                                                Subaccount
                                                Effective
                                                   Date        2002       2001      2000       1999       1998      1997     1996

                                               -------------------------------------------------------------------------------------

Sentinel Variable Products Trust
      Common Stock                               03/18/96       -18.07%    -8.92%     8.81%      2.04%     12.49%   26.32%   13.41%
      Mid Cap Growth                             03/18/96       -24.77%   -24.94%    -1.76%     37.57%     14.43%   30.41%   10.62%
      Small Company                              03/13/96       -14.69%     4.40%    37.22%     14.88%      6.93%   20.13%   13.29%
      Growth Index                               12/01/00       -24.72%   -14.22%    -4.37%        N/A        N/A      N/A      N/A
      Balanced Portfolio1                        03/13/96       -11.06%    -7.85%     7.79%      0.00%     11.50%   20.16%    8.43%
      Bond Portfolio2                            03/13/96         8.12%     6.44%     8.61%     -4.17%      7.26%    8.53%    2.82%
      Money Market                               03/13/96         0.43%     2.78%     5.17%      3.97%      4.39%    4.39%    3.36%
Alger
      Alger American Growth Portfolio            03/13/96       -33.59%   -12.61%   -15.53%     32.55%     46.75%   24.63%    6.94%
      Alger American Leveraged AllCap Portfolio  12/01/00       -34.50%   -16.68%    -0.94%        N/A        N/A      N/A      N/A
      Alger American Small Capitalization        03/13/96       -26.88%   -30.15%   -27.85%     42.14%     14.50%   10.40%    0.53%
American Century Variable Portfolios, Inc.
      VP Value Portfolio                         08/03/98       -13.40%    11.81%    17.09%     -1.73%      4.28%      N/A      N/A
      VP Income & Growth Portfolio               08/03/98       -20.09%    -9.18%   -11.41%     16.97%      9.86%      N/A      N/A
Dreyfus
      Dreyfus Socially Responsible Growth        12/01/00       -29.58%   -23.27%    -0.43%        N/A        N/A      N/A      N/A
Fidelity: Variable Insurance Products Fund
      Contrafund                                 05/01/97       -10.16%   -13.03%    -7.45%     23.15%     28.82%   22.58%      N/A
      Equity Income                              03/13/96       -17.69%    -5.81%     7.46%      5.38%     10.63%   26.97%   10.18%
      Growth                                     03/13/96       -30.73%   -18.39%   -11.77%     36.21%     38.25%   22.38%    9.09%
      High Income                                03/13/96         2.52%   -12.52%   -23.16%      7.19%     -5.18%   16.62%    9.61%
      Index 500                                  05/01/97       -22.94%   -12.89%   -10.11%     19.44%     27.18%   21.91%      N/A
      Investment Grade Bond                      12/01/00         9.36%     7.49%     2.04%        N/A        N/A      N/A      N/A
      Overseas                                   03/13/96       -20.99%   -21.87%   -19.83%     41.36%     11.75%   10.56%   11.54%
INVESCO
      Dynamics Fund                              12/01/00       -32.51%   -31.76%     3.22%        N/A        N/A      N/A      N/A
      Health Sciences Fund                       12/01/00       -25.13%   -13.37%     4.81%        N/A        N/A      N/A      N/A
      Technology Fund                            12/01/00       -47.32%   -46.31%    -4.03%        N/A        N/A      N/A      N/A
J.P. Morgan Series Trust II
      International Opportunities Portfolio      08/03/98       -19.04%   -19.87%   -16.59%     35.44%     -2.91%      N/A      N/A
      Small Company Portfolio                    08/03/98       -22.35%    -8.85%   -12.11%     43.11%      0.03%      N/A      N/A
Neuberger Berman Advisers Management Trust
      Partners Portfolio                         08/03/98       -24.82%    -3.70%    -0.19%      6.41%      2.11%      N/A      N/A
Strong Variable Insurance Funds, Inc.
      Mid Cap Growth Fund                        08/03/98       -38.10%   -31.39%   -15.60%     88.19%     13.20%      N/A      N/A
   Strong Opportunity Fund II                    08/03/98       -27.47%     -4.57%   5.65%      33.70%       4.20%      N/A     N/A

1 For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Balanced Fund invests in J.P.Morgan GVIT Balanced Fund - Class IV shares.

2 For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Bond Fund invests in Gartmore GVIT Government Bond Fund - Class IV shares.


                                   THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

PURCHASING A POLICY

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium Payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.

The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy since the tax-favored arrangement itself provides for tax-sheltered growth.

From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

(a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a Policy, other than as applied for, is offered to you; (d) three days (five days in New York) from the date we mail a notice of termination of coverage; (e) the time you first learn that we have terminated the temporary life insurance; or (f) the time you withdraw the application for life insurance.

We do the insurance underwriting, determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

REPLACEMENT OF EXISTING INSURANCE. It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new Surrender Charge period. You should talk to your insurance agent or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy could be delayed.

TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the latest of:

(a) 45 days after Part A of the application for the Policy is signed (b) 10 days after you receive the Policy (c) 10 days after we mail the Notice of Withdrawal Right to you, or (d) any longer period provided by state law.

To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

SPECIALIZED USES OF THE POLICY. Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. SEE "Summary of the Principal Risks of Purchasing a Policy." Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. See "Federal Income Tax Considerations."

For Policies that are intended to be used in multiple employer welfare benefit plans established under ss. 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. Congress has recently considered legislation that might remove some or all of the tax advantage of these plans and the Internal Revenue Service has raised questions about certain of these arrangements under existing law. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "ss. 419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences. In the case of Policies owned by these 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

PREMIUMS

MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

AMOUNT AND TIMING OF PREMIUMS. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Duration of the Policy depends upon the Policy's Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, you have purchased the Guaranteed Death Benefit Rider, in either case so long as you have paid the Minimum Guarantee Premium, or you have purchased the No Lapse Guaranty Rider, so long as you have paid the Cumulative Monthly Guarantee Premium into the General Account).

Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

PREMIUM LIMITATIONS. The Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See "Telephone Transaction Privilege," below). You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Sentinel Variable Products Trust Money Market Subaccount (the "Money Market Subaccount"). For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the subaccounts selected in the application based on your instructions.

The values of the subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

TRANSFERS

You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," below). Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see "The General Account," above.

Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer (twelfth transfer for Policies issued in New York) during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five or twelve free transfers in any Policy Year:

      -    transfers resulting from Policy loans

      - transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features

      - transfers resulting from the exercise of the transfer rights described under "Other Transfer Rights", below, and

      - the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

TELEPHONE TRANSACTION PRIVILEGE

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

      - requiring some form of personal identification prior to acting on instructions received by telephone
      -    providing written confirmation of the transaction, and
      -    making a tape recording of the instructions given by telephone.

Telephone transfers may not always be available. Telephone systems, whether yours, ours or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Accumulated Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds, and the managements of the Funds share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they have been submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

OTHER TRANSFER RIGHTS

TRANSFER RIGHT FOR POLICY. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY. If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

EXCHANGE RIGHT FOR CONNECTICUT RESIDENTS. For eighteen months after the Date of Issue, Connecticut residents may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account. Evidence of insurability will not be required to effect this exchange.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.


DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.

PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.


ACCUMULATED VALUE

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

-          the Net Premiums paid
-          the investment performance of the Portfolios you have chosen
- the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account
-          any transfers
-          any Withdrawals
-          any loans
-          any loan repayments
-          any loan interest charged, and
-          charges assessed on the Policy.

DETERMINATION OF NUMBER OF UNITS FOR THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

DETERMINATION OF UNIT VALUE. The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day.

NET INVESTMENT FACTOR. Each subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions - Mortality and Expense Risk Charge," below)

CALCULATION OF ACCUMULATED VALUE. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount's unit value on that date; plus

2) The value attributable to the Policy in the General Account (See "The General Account," above).

                                  DEATH BENEFIT

GENERAL. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured's death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available settlement options. (See "Payment of Policy Benefits," below) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

If you or your Beneficiary does not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit options: Option A and Option B. You select the Death Benefit option in the application and may change it as described in "Change in Death Benefit Option," below.

OPTION A. The Unadjusted Death Benefit is equal to the greater of:

(a) the Face Amount of the Policy, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table below:

 ATTAINED AGE            PERCENTAGE       ATTAINED AGE         PERCENTAGE

 40 and under            250%             60                   130%
    45                   215%             65                   120%
    50                   185%             70                   115%
    55                   150%             75 and over          105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000. THE SPECIFIED PERCENTAGE FOR AN INSURED UNDER ATTAINED AGE 40 ON THE POLICY ANNIVERSARY PRIOR TO THE DATE OF DEATH IS 250%. BECAUSE THE UNADJUSTED DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE ACCUMULATED VALUE, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000 THE UNADJUSTED DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. THUS, A 35 YEAR OLD INSURED WITH AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $225,000 (2.50 X $90,000), AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT OF THE POLICY.

OPTION B. The Unadjusted Death Benefit is equal to the greater of:

(a) the Face Amount of the Policy PLUS the Accumulated Value, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table above.

ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000 PLUS THE ACCUMULATED VALUE. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 ACCUMULATED VALUE WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE SPECIFIED PERCENTAGE IS 250%, THE UNADJUSTED DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE ACCUMULATED VALUE. AS A RESULT, IF THE ACCUMULATED VALUE EXCEEDS $133,333, THE UNADJUSTED DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE ABOVE $133,333 WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. AN INSURED WITH AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND AN ACCUMULATED VALUE OF $200,000 WILL YIELD AN UNADJUSTED DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE ACCUMULATED VALUE.

At Attained Age 99, Option B automatically becomes Option A, unless the Policy matures at that time.

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request. There is no charge to change the Death Benefit option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

A change in the Death Benefit option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below)

HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

OPTIONAL ADDITIONAL PROTECTION BENEFIT RIDER. As discussed in more detail under "Optional Benefits," below, we offer an Additional Protection Benefit Rider. This Rider provides a Death Benefit upon the death of the Insured that supplements the Death Benefit under the base Policy. Under this Rider, the definition of the Unadjusted Death Benefit described above will be modified.

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a) Face Amount of the base Policy plus the Additional Protection Benefit amount; and

(b) The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

(a) Face Amount of the base Policy plus the Additional Protection Benefit amount described in the Rider plus the Accumulated Value; and

(b) The Accumulated Value multiplied by the specified percentages.

The Death Benefit under the Additional Protection Benefit Rider may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Death Benefit under the Additional Protection Death Benefit Rider may be zero if your base Policy Death Benefit increases enough.

ABILITY TO ADJUST FACE AMOUNT

You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," below.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

INCREASE. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). You may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured's insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section, below.

DECREASE. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a) first, the increase in Face Amount provided by the most recent increase;

(b) then the next most recent increases, in inverse chronological order; and finally

(c) the Initial Face Amount.

PAYMENT OF POLICY BENEFITS

You may decide the form in which we pay Death Benefit proceeds. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied. If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit from the date of death until payment is made (by sending the checkbook referred to below). The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.

We will generally determine the amount of a payment on the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

     (1) the disposal or valuation of a subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

     (2) except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

We also may defer the determination or payment of amounts from the General Account for up to six months. For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 - Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, premium payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn. We may also be required to block an Owner's account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

                                  POLICY LOANS

GENERAL. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, if the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. We will normally pay loan proceeds within seven days of a valid loan request.

INTEREST RATE CHARGED. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

ALLOCATION OF LOANS AND COLLATERAL. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts. If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

PREFERRED POLICY LOANS. We currently intend to make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. Except for Policies issued in New York, we may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

ENHANCEMENT ON NON-PREFERRED POLICY LOANS BEGINNING IN POLICY YEAR 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we currently intend to credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except for Policies issued in New York. This enhancement will only be credited to Collateral for non-preferred Policy loans. Upon prior notice to Owners we may, in our sole discretion, decide not to credit the enhancement.

EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-Collateral Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

LOAN REPAYMENTS. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," above and " Lapse and Reinstatement," below.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

IRC SS. 1035 EXCHANGES OF POLICIES WITH EXISTING POLICY LOANS. We will accept transfers of existing policy loans on Policies that qualify as ss. 1035 exchanges. The loan will be limited to 50% of the Accumulation Value of the transfer. The Accumulation Value held as Collateral for the loan will be placed in the General Account.

TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions Other Than Death Benefits from Modified Endowment Contracts," below.)

                           SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request.

A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below).

You may also withdraw a portion of your Policy's Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge", below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount. If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," above.)

OPTION A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

         If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

         For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

         UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $30,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $300,000. ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCUMULATED VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE UNADJUSTED DEATH BENEFIT AND FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

         If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

         UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000, WHICH DOES NOT EXCEED THE ACCUMULATED VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE UNADJUSTED DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

         If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

         UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $390,000 ($300,000 + $90,000). ASSUME YOU TAKE A WITHDRAWAL OF $20,000. THE
     WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY TO YOU WILL BE $19,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $70,000 ($90,000 - $20,000) AND THE UNADJUSTED DEATH BENEFIT TO $370,000 ($300,000 + $70,000).
     THE FACE AMOUNT IS UNCHANGED.

         If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

         UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $210,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $525,000 ($210,000 X 2.5). ASSUME YOU TAKE A WITHDRAWAL OF $60,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY TO YOU WILL BE $59,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $150,000 ($210,000 - $60,000), AND THE UNADJUSTED DEATH BENEFIT TO THE GREATER OF (A) THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, OR $450,000 ($300,000 + $150,000) AND
     (B) THE UNADJUSTED DEATH BENEFIT BASED ON THE APPLICABLE PERCENTAGE OF THE ACCUMULATED VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE UNADJUSTED DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," above.) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Lapse and Reinstatement," below.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the "incidental insurance" rules are paid. In the event that a Withdrawal is necessary to bring a Policy into compliance with the "incidental insurance" rules, we will waive the Withdrawal Charge in connection with such Withdrawal. However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

                             LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. The failure to make a premium payment will not itself cause a Policy to lapse. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium.

In addition, an optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date. If you purchase the Guaranteed Death Benefit Rider, your Minimum Guarantee Premium will be higher than if you do not purchase the Guaranteed Death Benefit Rider. (See "Optional Benefits," below).

Another way of protecting the Policy against the possibility of lapse is to purchase the No Lapse Guarantee Rider, which will guarantee that the Policy will not lapse if you have paid the Cumulative Monthly Guarantee Premium into the General Account. The Monthly Guarantee Premium under the No Lapse Guarantee Rider will be higher than the Minimum Guarantee Premium that would apply to the first five years of a Policy that does not include this Rider. (See "Optional Benefits," below).

The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured's insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Death Benefit Guarantee Rider may be reinstated.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate us for:

(a) providing the insurance and other benefits set forth in the Policy;

(b) administering the Policy;

(c) assuming certain mortality and other risks in connection with the Policy;
and

(d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the deferred sales charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

PREMIUM TAX CHARGE

We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%. For policies issued in North Carolina, the state premium tax is 1.90%; we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

SURRENDER CHARGE

We impose a Surrender Charge, which consists of a deferred administrative charge and a deferred sales charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a Face Amount increase.

DEFERRED ADMINISTRATIVE CHARGE. The deferred administrative charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy Years since issue or increase, it declines linearly by Policy Month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample Issue Ages are shown below:

                 SAMPLE                      CHARGE PER $1000
                ISSUE AGE                   OF FACE AMOUNT
                 ---------                   ----------------
                 0 - 5                            None
                 10                              $0.50
                 15                              $1.00
                 20                              $1.50
                 25 - 85                         $2.00

For Issue Ages not shown, the charge will increase by a ratable portion for each full year.

DEFERRED SALES CHARGE. The deferred sales charges are presented in Appendix B to this prospectus. Appendix B expresses the deferred sales charge as a dollar amount per $1,000 of Initial Face Amount. There will be a deferred sales charge associated with the initial Policy Face Amount as well as with each subsequent Face Amount increase. Each such portion of the deferred sales charge will have a duration of fifteen Policy Years as measured from the issue date of the corresponding Face Amount. Each portion of the deferred sales charge will be level for the first five Policy Years then decrease linearly by Policy Month until the end of the fifteenth Policy Year.

TO ILLUSTRATE THE CALCULATION OF A POLICY'S SURRENDER CHARGE, ASSUME THAT THE POLICY IS ISSUED TO A MALE NONSMOKER, ISSUE AGE 45, WITH A FACE AMOUNT OF $100,000. THIS EXAMPLE WILL ILLUSTRATE SURRENDERS IN THE FIRST FIVE POLICY YEARS AND IN THE FIRST MONTH OF THE EIGHTH POLICY YEAR.

           DEFERRED ADMINISTRATIVE CHARGE. THE DEFERRED ADMINISTRATIVE CHARGE FOR THE FIRST FIVE POLICY YEARS IS $200. THIS IS CALCULATED BY APPLYING THE CHARGE OF $2.00 PER $1,000 OF FACE AMOUNT FOR ISSUE AGE 45 FROM THE SCHEDULE ABOVE TO THE FACE AMOUNT OF $100,000 ($2.00 X (100,000/1,000)). THE DEFERRED ADMINISTRATIVE CHARGE REDUCES LINEARLY BY POLICY MONTH IN POLICY YEARS 6 THROUGH 15. LINEAR REDUCTION IS EQUIVALENT TO A REDUCTION EACH MONTH OF 1/121ST OF THE INITIAL CHARGE. FOR EXAMPLE, THE DEFERRED ADMINISTRATIVE CHARGE IN THE FIRST MONTH OF THE EIGHTH POLICY YEAR (THE 25TH MONTH AFTER THE END OF THE 5TH POLICY YEAR) WILL BE $158.68 ($200 - ($200 X (25/121)). AFTER
           COMPLETION OF THE 15TH POLICY YEAR, THE DEFERRED ADMINISTRATIVE CHARGE IS ZERO. THE SCHEDULE OF DEFERRED ADMINISTRATIVE CHARGES IN EFFECT FOR THE FIRST FIFTEEN POLICY YEARS IS SHOWN IN THE POLICY.

           DEFERRED SALES CHARGE. THE DEFERRED SALES CHARGE IN EFFECT FOR THE FIRST FIVE POLICY YEARS IS $826. THIS IS CALCULATED BY APPLYING THE CHARGE OF $8.26 PER $1,000 OF FACE AMOUNT FOR ISSUE AGE 45 FOUND IN APPENDIX B TO THE FACE AMOUNT OF $100,000 ($8.26 X (100,000 / 1,000)). THE DEFERRED SALES CHARGE REDUCES LINEARLY BY MONTH IN POLICY YEARS 6 THROUGH 15. LINEAR REDUCTION IS EQUIVALENT TO A REDUCTION EACH MONTH OF 1/121ST OF THE INITIAL CHARGE. FOR EXAMPLE, THE DEFERRED SALES CHARGE IN THE FIRST MONTH OF THE 8TH POLICY YEAR (THE 25TH MONTH AFTER THE END OF THE 5TH POLICY YEAR) WILL BE $655.34 ($826 - ($826 X (25/121))). AFTER THE COMPLETION OF THE 15TH POLICY YEAR, THE DEFERRED SALES CHARGE IS $0. THE SCHEDULE OF DEFERRED SALES CHARGES IN EFFECT FOR THE FIRST FIFTEEN POLICY YEARS IS SHOWN IN THE POLICY.

           SURRENDER CHARGES FOR POLICIES ISSUED PRIOR TO DECEMBER 1, 2000. For policies issued before December 1, 2000 (or later date if not approved in your state by December 1, 2000), your Surrender Charge will differ from the Surrender Charges described above in two respects.

1) Your deferred sales charge will be the lesser of the deferred sales charge described above and an amount equal to the sum of the following:

     (i) 30% of the premiums actually received up to one Surrender Charge target premium, plus

     (ii) 10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus

     (iii) 9% of all the premiums paid in excess of twice this amount.

Appendix B to this prospectus contains the Surrender Charge target premiums per $1,000 of Initial Face Amount.

     2) There will be no deferred administrative Charge or deferred sales charge with respect to increases in Face Amount.

MONTHLY DEDUCTIONS

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

     (a) the cost of insurance charge;

     (b) the Monthly Administrative Charge; and

     (c) the cost of any additional benefits provided by Rider. The monthly charges will be specified in the applicable Rider.

Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from Policy Month to Policy Month, the Monthly Deduction will also vary. We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account.

COST OF INSURANCE CHARGE. We calculate the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's Value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.

GUARANTEED MAXIMUM COST OF INSURANCE RATES. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

     -   the Insured's Attained Age
     -   the Insured's sex
     -   the Insured's Rate Class, and
     -   the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality
         Table.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

CURRENT COST OF INSURANCE RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on:

     -   the Insured's Issue Age
     -   the Insured's sex
     -   the Insured's Rate Class
     -   the Policy's Duration
     -   the Policy's size, and
     -   the Date of Issue of the Policy.

Generally, the current cost of insurance rate for a given Attained Age will be higher during the first 10 Policy Years than in subsequent Policy Years, other factors being equal. Cost of insurance rates in Policy Years 11 through 25, however, will generally be lower than after Policy Year 25, other factors being equal. Cost of Insurance rates for currently issued Policies may be lower than for Policies issued during specified past periods. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Date of Issue, Duration and size.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

Death Benefit added through the use of the Additional Protection Benefit Rider can offer a cost savings over base Policy Death Benefit because the current cost of insurance rates for the Rider are less than or equal to the current cost of insurance rates for the base Policy. See the description of the Rider under "Optional Benefits," below.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

RATE CLASS. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following Rate Classes:


     -   elite preferred nonsmoker
     -   preferred nonsmoker
     -   standard nonsmoker
     -   preferred smoker
     -   standard smoker
     -   juvenile, and

     -   substandard.

Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

Current cost of insurance rates will also vary by Policy size, in the following bands:

     -   those with Face Amounts less than $250,000
     -   those with Face Amounts between $250,000 and $999,999, inclusive; and
     -   those with Face Amounts of $1,000,000 and over.

Cost of insurance rates will be lower as the Policy size band is larger.


MONTHLY ADMINISTRATIVE CHARGE. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. In Texas and New York, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

OPTIONAL BENEFIT CHARGES. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges are specified in the applicable Rider and are set forth in the "Fee Table" section above. The available Riders are listed under "Optional Benefits". We discuss the charges for certain of the riders below.

     o The charge for the additional protection benefit rider equals the additional Protection Benefit Amount added by the rider times a cost of insurance rate for the Insured.
     o The charge for the guaranteed death benefit rider equals $0.01 per thousand of Face Amount. o The charge for the no-lapse guarantee rider equals $0.05 per thousand of Face Amount.
     o The charge for the accelerated care rider includes an amount per $1,000 of Net Amount at Risk and an amount per dollar of Monthly Deduction.

SEPARATE ACCOUNT ENHANCEMENT. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This separate account enhancement is not guaranteed (except in New York and Texas), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the separate account enhancement.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily Mortality and Expense Risk Charge from the Separate Account at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each subaccount of the Separate Account.


WITHDRAWAL CHARGE

We will assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

Currently, unlimited transfers are permitted among the subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described in "The General Account", below. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers (twelve transfers in New York) in any Policy Year.

If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

     -   Policy loans
     - the exercise of the transfer rights described under "Other Transfer Rights", above
     - the initial reallocation of account values from the Money Market Subaccount to other subaccounts and
     - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five free or twelve transfers in any Policy Year.

PROJECTION REPORT CHARGE

We may impose a charge (not to exceed $25 for Policies issued in New York) for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

OTHER CHARGES

The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Fee Tables" section, above. More detailed information is contained in the Funds' prospectuses which accompany this prospectus.

We sell the Policies through registered representatives of broker dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

                                OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional Riders. Election of any of these Riders involves an additional cost. The Riders are subject to the restrictions and limitations set forth in the applicable Policy Riders. The following Riders are available under the Policy.

     o   Additional Protection Benefit Rider
     o   Guaranteed Death Benefit Rider
     o   No-Lapse Guarantee Rider
     o   Waiver of Monthly Deductions Rider
     o   Accidental Death Benefit Rider
     o   Guaranteed Insurability Option Rider
     o   Rider for Disability Benefit - Payment of Mission Costs
     o   Accelerated Care Rider
     o   Chronic Care Protection Rider
     o   Accelerated Benefit Rider

     We describe certain of the riders below. More information about the riders is available from your agent and in the Statement of Additional Information.

ADDITIONAL PROTECTION BENEFIT RIDER

If this Rider has been approved in your state, the Additional Protection Benefit Rider may be used to provide a Death Benefit in addition to the Death Benefit provided on the Insured by the base Policy.

We will issue this Rider for Insureds from ages 0 to 85. This Rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The Additional Protection Benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base Policy (one times the coverage of the base Policy where you have elected the Guaranteed Death Benefit Rider).

As discussed under the "Death Benefit," above, the base Policy's Death Benefit will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect at the time of death, increased by any additional benefits, and decreased by any outstanding Policy loan (including accrued interest) and any unpaid Monthly Deductions. The Additional Protection Benefit modifies the Unadjusted Death Benefit under your base Policy so that:

Under Option A the Unadjusted Death Benefit will equal the greater of:

     (a) Face Amount of the base Policy plus the Additional Protection Benefit amount; and
     (b) The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

     (a) Face Amount of the base Policy plus the Additional Protection Benefit amount plus the Accumulated Value; and
     (b) The Accumulated Value multiplied by the specified percentages.

Decreases in coverage apply to coverage segments based on effective date in reverse chronological order. With respect to base coverage and Additional Protection Benefit coverage with the same effective date, decreases will be performed against the Additional Protection Benefit amount first.

Adding Death Benefit coverage to the Policy through the use of the Additional Protection Benefit Rider can offer a cost savings over adding coverage to the base Policy. Specifically, there is no Surrender Charge associated with this Rider and the current cost of insurance rates associated with this Rider are less than or equal to the current cost of insurance rates for the base Policy. However, except where a particular state has not yet approved the Company's most current form of the Rider, the Death Benefit coverage provided by the Additional Protection Benefit Rider may lapse during the first five Policy Years if on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, even if you have paid the Minimum Guarantee Premium and even if you have elected the Guaranteed Death Benefit Rider. In contrast, the coverage provided by the base Policy is guaranteed not to lapse during the first five Policy Years so long as you pay the Minimum Guarantee Premium. Furthermore, if the coverage provided by the Rider lapses, it may not be reinstated, unlike the base coverage, unless required by a particular state's law. The guaranteed cost of insurance rates associated with this Rider are equal to the guaranteed cost of insurance rates for the base Policy.

There is no cash or loan value under the Additional Protection Benefit, and the Additional Protection Death Benefit may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.

The Rider will not terminate if the Additional Protection Death Benefit becomes zero. The Rider is not available if a No-Lapse Guarantee Rider applies to the Policy.

THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.

GUARANTEED DEATH BENEFIT RIDER

If you choose this Rider, we will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy's investment performance. To keep this Rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the Guaranteed Death Benefit Rider will be higher than for those without the Guaranteed Death Benefit Rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the Rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the Rider cannot be reinstated.

Additional information relating to the Guaranteed Death Benefit Rider is provided in the Statement of Additional Information.

THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS.

NO-LAPSE GUARANTEE RIDER

If you elect the No-Lapse Guarantee Rider, we will guarantee that the Policy will not lapse as long as you meet the conditions of the Rider. The no-lapse guarantee ensures that the Death Benefit will be payable as long as the Rider is in force. An example of how the Rider works is included after "Effect of Transfers out of General Account," below.

AVAILABILITY. This Rider is available only at issue, for Issue Ages 0-85. This Rider is not available with the Guaranteed Death Benefit Rider, and is currently not available with the Additional Protection Benefit Rider. Once elected, the Rider may be cancelled at any time by sending written instructions to cancel the Rider to National Life's Home Office.

CONDITION TO KEEPING THE RIDER IN FORCE. In order to have the guarantee continue to apply, you must make at least a specified level of Premium Payments that are allocated to the Policy's General Account.

When you elect the No-Lapse Guarantee Rider, we will tell you the required level of Premium Payments that must be allocated to the General Account. We call this amount the Cumulative Monthly Guarantee Premium. We will check your Policy for this amount on the date we issue your Policy and on each Monthly Policy Date. If there have been sufficient Premium Payments allocated to the General Account, you then may allocate excess Premium Payments to the Separate Account.

MECHANICS OF THE RIDER. As described in your Rider, the Cumulative Monthly Guarantee Premium is the accumulation to and including the current Monthly Policy Date, at an annual effective rate of 6%, of the Monthly Guarantee Premium in effect on each Monthly Policy Date since the Date of Issue. We will tell you what your initial Monthly Guarantee Premium is when we issue the Rider. When we check your Policy for the Cumulative Monthly Guarantee Premium, we will compare your Cumulative Monthly Guarantee Premium to your Cumulative Monthly General Account Premium. Your Cumulative Monthly Guarantee Premium is the amount you allocate to the General Account with an adjustment for taxes (we provide more information about how we calculate the Cumulative Monthly Premium below). To keep your Rider in force, on each Monthly Policy Date, your Cumulative Monthly Guarantee Premium must at least equal the Cumulative Monthly General Account Premium.

COMPARISON TO GUARANTEED DEATH BENEFIT RIDER. This No Lapse Guarantee Rider is not available simultaneously with the Guaranteed Death Benefit Rider. The No-Lapse Guarantee Rider is similar to the Guaranteed Death Benefit Rider in that they both offer protection from Policy lapse during a specified guarantee period and require you to pay specified premiums to keep the Rider in force. The Riders are different in a few key areas as follows:

     o The No-Lapse Guarantee Rider requires that you maintain a minimum amount in the General Account to satisfy the conditions of the Rider, after which you may allocate money to the subaccounts. The Guaranteed Death Benefit Rider does not place any restrictions on where money is allocated.

     o The No-Lapse Guarantee Rider provides a guarantee period for your whole life. The Guaranteed Death Benefit Rider guarantee period is to age 70 or 20 years from the Date of Issue if longer.

     o The No-Lapse Guarantee Rider requires that all Monthly Deductions be directed to the General Account. The Guaranteed Death Benefit Rider allows you to choose whether the Monthly Deductions will be deducted pro rata from all accounts or deducted from the Money Market Subaccount.

     o The cost of the No-Lapse Guarantee Rider is $0.05 per thousand of Face Amount per month, while the cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month.

OTHER POSSIBLE PRODUCTS. Features similar to the No-Lapse Guarantee Rider are available in other products that do not offer subaccount options, including National Life's NaviTrak policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then NaviTrak or another non-variable universal life policy may be more cost effective for you.

Additional information relating to the No-Lapse Guarantee Rider is provided in the Statement of Additional Information.

ACCELERATED CARE RIDER

We offer an optional Accelerated Care Rider, under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes "chronically ill". A full description of the Accelerated Care Rider is provided in the Statement of Additional Information.

CHRONIC CARE PROTECTION RIDER

We also offer an optional Chronic Care Protection Rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an Accelerated Care Rider would terminate because the entire Death Benefit of the Policy, including any Additional Protection Benefit amounts, has been accelerated. A full description of the Chronic Care Protection Rider is also provided in the Statement of Additional Information.

ACCELERATED BENEFIT RIDER

This Rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this Rider are discounted. There is no cost for this Rider. Again, a full description of the Accelerated Benefit Rider is provided in the Statement of Additional Information.


                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (I.E., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. In addition, in the case of the Accelerated Death Benefit Rider, the Accelerated Care Rider, or the Chronic Care Rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.


In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy) may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.


Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

     (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

     (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

BUSINESS USES OF THE POLICY. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

SPLIT DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS. Prospective Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

ALTERNATIVE MINIMUM TAX. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


TAX CONSEQUENCES ASSOCIATED WITH ACCELERATED DEATH BENEFIT, ACCELERATED CARE AND CHRONIC CARE PROTECTION RIDERS. For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.


CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE's TAXES

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

                                  LEGAL MATTERS

The Separate Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Separate Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that as of the date of this prospectus, there are no pending or threatened lawsuits that will have a material adverse impact on it or the Separate Account.

                          DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Equity Services, Inc. ("ESI") to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

Agents who are ESI registered representatives are compensated for sales of the Policies on a commission basis and with other forms of compensation. The maximum commissions payable for sales through ESI's agents are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount. For Policy Year 11 and after, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum agent commissions will be 48.5% up to the target amount for the increase. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

Broker-dealers other than ESI will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the maximum gross dealer concession will be 4% of the premiums paid. For Policy Year 11 and after, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum gross dealer concession will be 50% up to the target amount for the increase.

Additional amounts may be paid and expenses may be reimbursed based on various factors.

See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

                             OTHER POLICY PROVISIONS

INCONTESTABILITY. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

MISSTATEMENT OF AGE AND SEX. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.


                              FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant subaccounts of the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.


                                                           GLOSSARY

ACCUMULATED VALUE                                The sum of the Policy's values in the
                                                 Separate Account and the General
                                                 Account.

ATTAINED AGE                                     The Issue Age of the Insured plus the
                                                 number of full Policy Years which have
                                                 passed since the Date of Issue.

BENEFICIARY                                      The person(s) or entity(ies) designated
                                                 to receive all or some of the Death
                                                 Benefit when the Insured dies. The
                                                 Beneficiary is designated in the
                                                 application or if subsequently changed,
                                                 as shown in the latest change filed with
                                                 National Life. The interest of any
                                                 Beneficiary who dies before the Insured
                                                 shall vest in the Owner unless otherwise
                                                 stated.

CASH SURRENDER VALUE                             The Accumulated Value minus any
                                                 applicable Surrender Charge, and minus
                                                 any outstanding Policy loans and accrued
                                                 interest on such loans.

COLLATERAL                                       The portion of the Accumulated Value in
                                                 the General Account which secures the
                                                 amount of any Policy loan.

DAC TAX                                          A tax attributable to Specified Policy
                                                 Acquisition Expenses under Internal
                                                 Revenue Code Section 848.

DATE OF ISSUE                                    The date on which the Policy is issued,
                                                 which is set forth in the Policy. It is
                                                 used to determine Policy Years, Policy
                                                 Months and Monthly Policy Dates, as well
                                                 as to measure suicide and contestable
                                                 periods.

DEATH BENEFIT                                    The Policy's Unadjusted Death Benefit,
                                                 plus any relevant additional benefits
                                                 provided by a supplementary benefit
                                                 Rider, less any outstanding Policy loan
                                                 and accrued interest, and less any
                                                 unpaid Monthly Deductions.

DURATION                                         The number of full years the insurance
                                                 has been in force; for the Initial Face
                                                 Amount, measured from the Date of Issue;
                                                 for any increase in Face Amount,
                                                 measured from the effective date of such
                                                 increase.


FACE AMOUNT                                      The Initial Face Amount plus any
                                                 increases in Face Amount and minus any
                                                 decreases in Face Amount.



GENERAL ACCOUNT                                  The account which holds the assets of
                                                 National Life which are available to
                                                 support its insurance and annuity
                                                 obligations.



GRACE PERIOD                                     A 61-day  period  measured from the date
                                                 on which notice of pending lapse is sent
                                                 by  National  Life,   during  which  the
                                                 Policy  will  not  lapse  and  insurance
                                                 coverage  continues.  To prevent  lapse,
                                                 the Owner must  during the Grace  Period
                                                 make a premium  payment equal to the sum
                                                 of any amount by which the past  Monthly
                                                 Deductions  have  been in excess of Cash
                                                 Surrender  Value,  plus three  times the
                                                 Monthly Deduction due the date the Grace
                                                 Period began.




                                       56


GUARANTEED DEATH BENEFIT RIDER                   An  optional  Rider that will  guarantee
                                                 that the Policy  will not lapse prior to
                                                 Attained  Age 70,  or 20 years  from the
                                                 Policy's  Date  of  Issue,   if  longer,
                                                 regardless of investment performance, if
                                                 the Minimum  Guarantee  Premium has been
                                                 paid as of each Monthly Policy Date.



HOME OFFICE                                      National  Life's Home Office at National
                                                 Life Drive, Montpelier, Vermont 05604.



INITIAL FACE AMOUNT                              The Face  Amount  of the  Policy  on the
                                                 Date of Issue.  The Face  Amount  may be
                                                 increased or  decreased  after the first
                                                 Policy Year.

INSURED                                          The person upon whose life the Policy is issued.

ISSUE AGE                                        The age of the Insured at his or her
                                                 birthday nearest the Date of Issue. The
                                                 Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT                              The Minimum Face Amount is generally
                                                 $50,000. However, exceptions may be made
                                                 in employee benefit plan cases.


MINIMUM GUARANTEE PREMIUM                        The sum of the Minimum Monthly Premiums
                                                 in effect on each Monthly Policy Date
                                                 since the Date of Issue (including the
                                                 current month), plus all Withdrawals and
                                                 outstanding Policy loans and accrued
                                                 interest.



MINIMUM INITIAL PREMIUM                          The minimum premium required to issue a
                                                 Policy. It is equal to the Minimum
                                                 Monthly Premium.


MINIMUM MONTHLY PREMIUM                          The monthly amount used to determine the
                                                 Minimum Guarantee Premium. This amount,
                                                 which includes any substandard charges
                                                 and any applicable Rider charges, is
                                                 determined separately for each Policy,
                                                 based on the requested Initial Face
                                                 Amount, and the Issue Age, sex and Rate
                                                 Class of the Insured, and the Death
                                                 Benefit option and any optional benefits
                                                 selected. It is stated in each Policy.

MONTHLY ADMINISTRATIVE CHARGE                    A charge of $7.50 per month included in
                                                 the Monthly Deduction, which is intended
                                                 to reimburse National Life for ordinary
                                                 administrative expenses. In Texas and
                                                 New York, this charge may be increased,
                                                 but will never exceed $7.50 plus $0.07
                                                 per $1000 of Face Amount.




MONTHLY DEDUCTION                                The amount deducted from the Accumulated
                                                 Value on each Monthly Policy Date. It
                                                 includes the Monthly Administrative
                                                 Charge, the Cost of Insurance Charge,
                                                 and the monthly cost of any benefits
                                                 provided by Riders.




MONTHLY POLICY DATE                              The day in each calendar month which is
                                                 the same day of the month as the Date of
                                                 Issue, or the last day of any month
                                                 having no such date, except that
                                                 whenever the Monthly Policy Date would
                                                 otherwise fall on a date other than a
                                                 Valuation Day, the Monthly Policy Date
                                                 will be deemed to be the next Valuation
                                                 Day.



                                       57



NET AMOUNT AT RISK                               The amount by which the Unadjusted Death
                                                 Benefit exceeds the Accumulated Value.



NET PREMIUM                                      The remainder of a premium after the
                                                 deduction of the Premium Tax Charge.



OWNER                                            The person(s) or entity(ies) entitled to
                                                 exercise the rights granted in the
                                                 Policy.



PLANNED PERIODIC PREMIUM                         The premium amount which the Owner plans
                                                 to pay at the frequency selected. The
                                                 Owner may request a reminder notice and
                                                 may change the amount of the Planned
                                                 Periodic Premium. The Owner is not
                                                 required to pay the designated amount.




POLICY ANNIVERSARY                               The same day and month as the Date of
                                                 Issue in each later year.



POLICY YEAR                                      A year that starts on the Date of Issue
                                                 or on a Policy Anniversary.



PREMIUM TAX CHARGE                               A charge deducted from each premium
                                                 payment to cover the cost of state and
                                                 local premium taxes, and the federal DAC
                                                 Tax.

RATE CLASS                                       The classification of the Insured for
                                                 cost of insurance purposes. The Rate
                                                 Classes are: elite preferred nonsmoker;
                                                 preferred nonsmoker; standard nonsmoker;
                                                 preferred smoker; standard smoker;
                                                 juvenile; and substandard.

RIDERS                                           Optional benefits that an Owner may
                                                 elect to add to the Policy at an
                                                 additional cost.

SURRENDER CHARGE                                 The amount deducted from the Accumulated
                                                 Value of the Policy upon lapse or
                                                 surrender during the first 15 Policy
                                                 Years or the first 15 years following an
                                                 increase in coverage. The Surrender
                                                 Charge is shown in the Policy.



UNADJUSTED DEATH BENEFIT                         Under Option A, the greater of the Face
                                                 Amount or the applicable percentage of
                                                 the Accumulated Value on the date of
                                                 death; under Option B, the greater of
                                                 the Face Amount plus the Accumulated
                                                 Value on the date of death, or the
                                                 applicable percentage of the Accumulated
                                                 Value on the date of death. The Death
                                                 Benefit option is selected at time of
                                                 application but may be later changed.



VALUATION DAY                                    Each day that the New York Stock
                                                 Exchange is open for business other than
                                                 the day after Thanksgiving and any day
                                                 on which trading is restricted by
                                                 directive of the Securities and Exchange
                                                 Commission. Unless otherwise indicated,
                                                 whenever under a Policy an event occurs
                                                 or a transaction is to be effected on a
                                                 day that is not a Valuation Date, it
                                                 will be deemed to have occurred on the
                                                 next Valuation Date.





                                       58


VALUATION PERIOD                                 The time between two successive
                                                 Valuation Days. Each Valuation Period
                                                 includes a Valuation Day and any
                                                 non-Valuation Day or consecutive
                                                 non-Valuation Days immediately preceding
                                                 it.

WITHDRAWAL                                       A payment made at the request of the
                                                 Owner pursuant to the right in the
                                                 Policy to withdraw a portion of the Cash
                                                 Surrender Value of the Policy. The
                                                 Withdrawal Charge will be deducted from
                                                 the Withdrawal Amount.


                                   APPENDIX A

      ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER
                                     VALUES


       The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross, annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.


       The tables on pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Mortality and Expense Risk Charge.

       The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, an enhancement under which the Monthly Deductions are reduced by 0.50% per annum.


       The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.90%, is 1.83%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

       These asset charges reflect an investment advisory fee of 0.61%, which represents a simple average of the fees incurred by the Portfolios during 2002 and expenses of 0.32%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2002. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


       The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

       The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

       Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

       Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40       ELITE PREFERRED
DEATH BENEFIT OPTION A         ANNUAL PREMIUM $3,000           NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      (NET ANNUAL RATE OF RETURN OF -1.83%)

               PREMIUMS                     GUARANTEED                                      CURRENT
                           ---------------------------------------------  --------------------------------------------
END OF       ACCUMULATED                       CASH                                           CASH
POLICY      AT 5% INTEREST  ACCUMULATED     SURRENDER        DEATH         ACCUMULATED     SURRENDER        DEATH
 YEAR          PER YEAR        VALUE          VALUE         BENEFIT           VALUE          VALUE         BENEFIT
 ----          --------        -----          -----         -------           -----          -----         -------
   1            3,150          2,201           104          250,000           2,326           228          250,000
   2            6,458          4,323          2,226         250,000           4,594          2,496         250,000
   3            9,930          6,368          4,271         250,000           6,798          4,700         250,000
   4            13,577         8,331          6,234         250,000           8,935          6,837         250,000
   5            17,406         10,214         8,117         250,000           11,002         8,904         250,000

   6            21,426         12,010         10,120        250,000           13,003         11,113        250,000
   7            25,647         13,715         12,034        250,000           14,923         13,242        250,000
   8            30,080         15,329         13,855        250,000           16,761         15,287        250,000
   9            34,734         16,847         15,582        250,000           18,520         17,254        250,000
  10            39,620         18,264         17,207        250,000           20,197         19,140        250,000

  11            44,751         19,578         18,729        250,000           22,270         21,421        250,000
  12            50,139         20,774         20,133        250,000           24,259         23,617        250,000
  13            55,796         21,841         21,407        250,000           26,152         25,719        250,000
  14            61,736         22,766         22,540        250,000           27,961         27,736        250,000
  15            67,972         23,533         23,515        250,000           29,682         29,665        250,000

  16            74,521         24,128         24,128        250,000           31,301         31,301        250,000
  17            81,397         24,538         24,538        250,000           32,842         32,842        250,000
  18            88,617         24,752         24,752        250,000           34,343         34,343        250,000
  19            96,198         24,758         24,758        250,000           35,839         35,839        250,000
  20           104,158         24,531         24,531        250,000           37,332         37,332        250,000

  25           150,340         18,771         18,771        250,000           43,222         43,222        250,000

  30           209,282          744            744          250,000           45,022         45,022        250,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40      ELITE PREFERRED
DEATH BENEFIT OPTION A         ANNUAL PREMIUM $3,000          NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.06%)

               PREMIUMS                     GUARANTEED                                     CURRENT
                           --------------------------------------------  ---------------------------------------------
END OF       ACCUMULATED                      CASH                                           CASH
POLICY      AT 5% INTEREST  ACCUMULATED    SURRENDER        DEATH         ACCUMULATED     SURRENDER        DEATH
 YEAR          PER YEAR        VALUE         VALUE         BENEFIT           VALUE          VALUE         BENEFIT
 ----          --------        -----         -----         -------           -----          -----         -------
   1            3,150          2,351          254          250,000           2,480           382          250,000
   2            6,458          4,759         2,661         250,000           5,045          2,948         250,000
   3            9,930          7,226         5,128         250,000           7,693          5,595         250,000
   4            13,577         9,748         7,651         250,000           10,421         8,324         250,000
   5            17,406        12,330         10,232        250,000           13,230         11,133        250,000
   6            21,426        14,964         13,075        250,000           16,126         14,237        250,000
   7            25,647        17,651         15,969        250,000           19,098         17,416        250,000
   8            30,080        20,389         18,915        250,000           22,145         20,671        250,000
   9            34,734        23,177         21,912        250,000           25,274         24,008        250,000
  10            39,620        26,011         24,954        250,000           28,485         27,428        250,000
  11            44,751        28,890         28,040        250,000           32,306         31,457        250,000
  12            50,139        31,802         31,161        250,000           36,250         35,608        250,000
  13            55,796        34,737         34,304        250,000           40,312         39,879        250,000
  14            61,736        37,685         37,460        250,000           44,510         44,285        250,000
  15            67,972        40,631         40,614        250,000           48,847         48,829        250,000
  16            74,521        43,565         43,565        250,000           53,318         53,318        250,000
  17            81,397        46,473         46,473        250,000           57,953         57,953        250,000
  18            88,617        49,349         49,349        250,000           62,796         62,796        250,000
  19            96,198        52,182         52,182        250,000           67,889         67,889        250,000
  20           104,158        54,951         54,951        250,000           73,246         73,246        250,000
  25           150,340        66,921         66,921        250,000          103,174        103,174        250,000
  30           209,282        72,091         72,091        250,000          138,795        138,795        250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40      ELITE PREFERRED
DEATH BENEFIT OPTION A       ANNUAL PREMIUM $3,000          NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF 9.95%)

               PREMIUMS                     GUARANTEED                                      CURRENT
                           ---------------------------------------------  ---------------------------------------------
END OF       ACCUMULATED                       CASH                                           CASH
POLICY      AT 5% INTEREST  ACCUMULATED     SURRENDER        DEATH         ACCUMULATED     SURRENDER        DEATH
 YEAR          PER YEAR        VALUE          VALUE         BENEFIT           VALUE          VALUE         BENEFIT
 ----          --------        -----          -----         -------           -----          -----         -------
   1            3,150          2,502           405          250,000           2,635           537          250,000
   2            6,458          5,213          3,116         250,000           5,516          3,418         250,000
   3            9,930          8,155          6,058         250,000           8,662          6,564         250,000
   4            13,577         11,346         9,249         250,000           12,095         9,998         250,000
   5            17,406         14,813         12,715        250,000           15,841         13,744        250,000
   6            21,426         18,575         16,686        250,000           19,935         18,046        250,000
   7            25,647         22,661         20,979        250,000           24,397         22,716        250,000
   8            30,080         27,101         25,628        250,000           29,262         27,789        250,000
   9            34,734         31,930         30,665        250,000           34,577         33,311        250,000
  10            39,620         37,184         36,126        250,000           40,385         39,327        250,000
  11            44,751         42,905         42,056        250,000           47,323         46,473        250,000
  12            50,139         49,133         48,491        250,000           54,946         54,305        250,000
  13            55,796         55,911         55,478        250,000           63,323         62,890        250,000
  14            61,736         63,295         63,070        250,000           72,547         72,322        250,000
  15            67,972         71,339         71,322        250,000           82,711         82,693        250,000
  16            74,521         80,114         80,114        250,000           93,910         93,910        250,000
  17            81,397         89,698         89,698        250,000          106,283        106,283        250,000
  18            88,617        100,187        100,187        250,000          119,991        119,991        250,000
  19            96,198        111,690        111,690        250,000          135,202        135,202        250,000
  20           104,158        124,324        124,324        250,000          152,081        152,081        250,000
  25           150,340        210,317        210,317        256,587          267,614        267,614        326,489
  30           209,282        348,961        348,961        404,795          456,425        456,425        529,453


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT        MALE INSURED ISSUE AGE 40            ELITE PREFERRED
DEATH BENEFIT OPTION B      ANNUAL PREMIUM $3,000                NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      (NET ANNUAL RATE OF RETURN OF -1.83%)

               PREMIUMS                        GUARANTEED                                  CURRENT
                           ---------------------------------------------  ---------------------------------------------
END OF       ACCUMULATED                       CASH                                           CASH
POLICY      AT 5% INTEREST  ACCUMULATED     SURRENDER        DEATH         ACCUMULATED     SURRENDER        DEATH
 YEAR          PER YEAR        VALUE          VALUE         BENEFIT           VALUE          VALUE         BENEFIT
 ----          --------        -----          -----         -------           -----          -----         -------
   1                 4,200          2,195             98        252,195            2,321            224        252,321
   2                 8,610          4,306          2,208        254,306            4,580          2,482        254,580
   3                13,241          6,334          4,236        256,334            6,770          4,673        256,770
   4                18,103          8,272          6,175        258,272            8,889          6,791        258,889
   5                23,208         10,124          8,026        260,124           10,931          8,834        260,931
   6                28,568         11,879          9,990        261,879           12,902         11,012        262,902
   7                34,196         13,536         11,855        263,536           14,784         13,103        264,784
   8                40,106         15,092         13,618        265,092           16,576         15,103        266,576
   9                46,312         16,542         15,276        266,542           18,280         17,015        268,280
  10                52,827         17,879         16,822        267,879           19,895         18,837        269,895
  11                59,669         19,101         18,251        269,101           21,929         21,080        271,929
  12                66,852         20,192         19,550        270,192           23,868         23,227        273,868
  13                74,395         21,136         20,703        271,136           25,701         25,267        275,701
  14                82,314         21,923         21,698        271,923           27,436         27,211        277,436
  15                90,630         22,533         22,515        272,533           29,070         29,053        279,070
  16                99,361         22,951         22,951        272,951           30,586         30,586        280,586
  17               108,530         23,161         23,161        273,161           32,010         32,010        282,010
  18               118,156         23,155         23,155        273,155           33,386         33,386        283,386
  19               128,264         22,919         22,919        272,919           34,754         34,754        284,754
  20               138,877         22,429         22,429        272,429           36,118         36,118        286,118
  25               200,454         15,083         15,083        265,083           41,029         41,029        291,029
  30               279,043              0              0              0           40,963         40,963        290,963

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT      MALE INSURED ISSUE AGE 40              ELITE PREFERRED
DEATH BENEFIT OPTION B    ANNUAL PREMIUM $3,000                  NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.06%)

                PREMIUMS                     GUARANTEED                                      CURRENT
                            ---------------------------------------------  ------------------------------------------
 END OF       ACCUMULATED                       CASH                                           CASH
 POLICY      AT 5% INTEREST  ACCUMULATED     SURRENDER        DEATH         ACCUMULATED     SURRENDER          DEATH
  YEAR          PER YEAR        VALUE          VALUE         BENEFIT           VALUE          VALUE           BENEFIT
  ----          --------        -----          -----         -------           -----          -----           -------
    1            4,200          2,345           248          252,345           2,475           378            252,475
    2            8,610          4,740          2,642         254,740           5,030          2,933           255,030
    3            13,241         7,186          5,088         257,186           7,661          5,564           257,661
    4            18,103         9,678          7,580         259,678           10,366         8,268           260,366
    5            23,208         12,217         10,119        262,217           13,142         11,045          263,142
    6            28,568         14,796         12,906        264,796           15,996         14,106          265,996
    7            34,196         17,411         15,729        267,411           18,912         17,230          268,912
    8            40,106         20,058         18,585        270,058           21,887         20,414          271,887
    9            46,312         22,734         21,469        272,734           24,928         23,662          274,928
   10            52,827         25,429         24,372        275,429           28,030         26,973          278,030
   11            59,669         28,140         27,291        278,140           31,768         30,919          281,768
   12            66,852         30,849         30,207        280,849           35,607         34,966          285,607
   13            74,395         33,537         33,104        283,537           39,538         39,105          289,538
   14            82,314         36,190         35,965        286,190           43,575         43,350          293,575
   15            90,630         38,782         38,765        288,782           47,716         47,698          297,716
   16            99,361         41,294         41,294        291,294           51,946         51,946          301,946
   17           108,530         43,701         43,701        293,701           56,297         56,297          306,297
   18           118,156         45,987         45,987        295,987           60,817         60,817          310,817
   19           128,264         48,128         48,128        298,128           65,556         65,556          315,556
   20           138,877         50,089         50,089        300,089           70,525         70,525          320,525
   25           200,454         55,583         55,583        305,583           97,194         97,194          347,194
   30           279,043         47,954         47,954        297,954          125,182        125,182          375,182


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40         ELITE PREFERRED
DEATH BENEFIT OPTION B         ANNUAL PREMIUM $3,000             NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF 9.95%)

               PREMIUMS                    GUARANTEED                                      CURRENT
                           --------------------------------------------  -----------------------------------------------
END OF       ACCUMULATED                      CASH                                           CASH
POLICY      AT 5% INTEREST  ACCUMULATED    SURRENDER        DEATH         ACCUMULATED     SURRENDER         DEATH
 YEAR          PER YEAR        VALUE         VALUE         BENEFIT           VALUE          VALUE          BENEFIT
 ----          --------        -----         -----         -------           -----          -----          -------
   1            4,200          2,495          398          252,495           2,629           532           252,629
   2            8,610          5,192         3,095         255,192           5,499          3,402          255,499
   3            13,241         8,110         6,012         258,110           8,626          6,529          258,626
   4            18,103        11,263         9,165         261,263           12,030         9,932          262,030
   5            23,208        14,674         12,577        264,674           15,733         13,636         265,733
   6            28,568        18,360         16,470        268,360           19,768         17,878         269,768
   7            34,196        22,341         20,660        272,341           24,149         22,468         274,149
   8            40,106        26,642         25,169        276,642           28,906         27,433         278,906
   9            46,312        31,290         30,025        281,290           34,079         32,813         284,079
  10            52,827        36,309         35,252        286,309           39,703         38,646         289,703
  11            59,669        41,730         40,881        291,730           46,479         45,629         296,479
  12            66,852        47,575         46,934        297,575           53,893         53,252         303,893
  13            74,395        53,868         53,435        303,868           62,000         61,567         312,000
  14            82,314        60,638         60,413        310,638           70,881         70,655         320,881
  15            90,630        67,908         67,891        317,908           80,610         80,593         330,610
  16            99,361        75,711         75,711        325,711           91,259         91,259         341,259
  17           108,530        84,077         84,077        334,077          102,950        102,950         352,950
  18           118,156        93,050         93,050        343,050          115,836        115,836         365,836
  19           128,264        102,672       102,672        352,672          130,087        130,087         380,087
  20           138,877        112,976       112,976        362,976          145,849        145,849         395,849
  25           200,454        175,910       175,910        425,910          251,243        251,243         501,243
  30           279,043        260,652       260,652        510,652          418,672        418,672         668,672

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B
                  SURRENDER CHARGE TARGET PREMIUMS ("SCTP") AND
                         DEFERRED SALES CHARGES ("DSC")
                    (ANNUAL RATES PER $1,000 OF FACE AMOUNT)

                                               MALE                                                    FEMALE
     ISSUE                    NONSMOKER                      SMOKER                    NONSMOKER              SMOKER
      AGE                 SCTP           DSC           SCTP           DSC          SCTP           DSC          SCTP           DSC
       0                  2.85          1.43           2.85          1.43          2.24          1.12          2.24           1.12
       1                  2.78          1.39           2.78          1.39          2.20          1.10          2.20           1.10
       2                  2.87          1.44           2.87          1.44          2.27          1.14          2.27           1.14
       3                  2.97          1.49           2.97          1.49          2.35          1.18          2.35           1.18
       4                  3.08          1.54           3.08          1.54          2.43          1.22          2.43           1.22
       5                  3.19          1.60           3.19          1.60          2.52          1.26          2.52           1.26
       6                  3.32          1.66           3.32          1.66          2.61          1.31          2.61           1.31
       7                  3.45          1.73           3.45          1.73          2.71          1.36          2.71           1.36
       8                  3.59          1.80           3.59          1.80          2.82          1.41          2.82           1.41
       9                  3.74          1.87           3.74          1.87          2.93          1.47          2.93           1.47
      10                  3.90          1.95           3.90          1.95          3.05          1.53          3.05           1.53
      11                  4.08          2.04           4.08          2.04          3.17          1.59          3.17           1.59
      12                  4.25          2.13           4.25          2.13          3.31          1.66          3.31           1.66
      13                  4.44          2.22           4.44          2.22          3.45          1.73          3.45           1.73
      14                  4.63          2.32           4.63          2.32          3.59          1.80          3.59           1.80
      15                  4.82          2.41           4.82          2.41          3.74          1.87          3.74           1.87
      16                  5.01          2.51           5.01          2.51          3.90          1.95          3.90           1.95
      17                  5.21          2.61           5.21          2.61          4.06          2.03          4.06           2.03
      18                  5.40          2.70           5.40          2.70          4.23          2.12          4.23           2.12
      19                  5.61          2.81           5.61          2.81          4.41          2.21          4.41           2.21
      20                  5.18          2.59           6.89          3.45          4.36          2.18          5.19           2.60
      21                  5.37          2.69           7.15          3.58          4.54          2.27          5.41           2.71
      22                  5.58          2.79           7.43          3.72          4.73          2.37          5.65           2.83
      23                  5.80          2.90           7.73          3.87          4.94          2.47          5.90           2.95
      24                  6.04          3.02           8.05          4.03          5.15          2.58          6.16           3.08
      25                  6.29          3.15           8.39          4.20          5.38          2.69          6.43           3.22
      26                  6.56          3.28           8.76          4.38          5.62          2.81          6.73           3.37
      27                  6.85          3.43           9.16          4.58          5.87          2.94          7.04           3.52
      28                  7.16          3.58           9.58          4.79          6.14          3.07          7.36           3.68
      29                  7.49          3.75          10.04          5.02          6.42          3.21          7.70           3.85
      30                  7.84          3.92          10.52          5.26          6.71          3.36          8.07           4.04
      31                  8.21          4.11          11.04          5.52          7.03          3.52          8.45           4.23
      32                  8.61          4.31          11.59          5.80          7.36          3.68          8.85           4.43
      33                  9.03          4.52          12.17          6.09          7.71          3.86          9.28           4.64
      34                  9.47          4.74          12.79          6.40          8.08          4.04          9.73           4.87
      35                  9.95          4.98          13.44          6.72          8.47          4.24          10.21          5.11
      36                 10.45          5.23          14.14          7.07          8.88          4.44          10.71          5.36
      37                 10.98          5.49          14.88          7.44          9.32          4.66          11.24          5.62
      38                 11.54          5.77          15.66          7.83          9.77          4.89          11.80          5.90
      39                 12.14          6.07          16.49          8.25         10.26          5.13          12.38          6.19
      40                 12.77          6.39          17.36          8.68         10.77          5.39          12.99          6.50
      41                 13.43          6.72          18.28          9.14         11.30          5.65          13.63          6.82
      42                 14.14          7.07          19.26          9.63         11.86          5.93          14.30          7.15




                                      A-8



                                               MALE                                                 FEMALE
     ISSUE                    NONSMOKER                      SMOKER                    NONSMOKER              SMOKER
      AGE                 SCTP           DSC           SCTP           DSC          SCTP           DSC          SCTP           DSC
      43                 14.89          7.45          20.28          10.14        12.45          6.23          14.99          7.50
      44                 15.68          7.84          21.37          10.69        13.07          6.54          15.72          7.86
      45                 16.52          8.26          22.51          11.26        13.73          6.87          16.49          8.25
      46                 17.42          8.71          23.72          11.86        14.43          7.22          17.29          8.65
      47                 18.37          9.19          25.00          12.50        15.16          7.58          18.14          9.07
      48                 19.38          9.69          26.35          13.18        15.94          7.97          19.03          9.52
      49                 20.46          10.23         27.79          13.90        16.77          8.39          19.98          9.99
      50                 21.61          10.81         29.32          14.66        17.65          8.83          20.97         10.49
      51                 22.83          11.42         30.94          15.47        18.57          9.29          22.02         11.01
      52                 24.14          12.07         32.65          16.33        19.56          9.78          23.13         11.57
      53                 25.53          12.77         34.48          17.24        20.61          10.31         24.30         12.15
      54                 27.02          13.51         36.40          18.20        21.72          10.86         25.54         12.77
      55                 28.60          14.30         38.44          19.22        22.90          11.45         26.84         13.42
      56                 30.29          15.15         40.59          20.30        24.15          12.08         28.23         14.12
      57                 32.08          16.04         42.87          21.44        25.49          12.75         29.70         14.85
      58                 34.01          17.01         45.29          22.65        26.92          13.46         31.26         15.63
      59                 36.07          18.04         47.85          23.93        28.46          14.23         32.95         16.48
      60                 38.27          19.14         50.59          25.30        30.12          15.06         34.77         17.39
      61                 40.63          20.32         53.51          26.76        31.91          15.96         36.73         18.37
      62                 43.16          21.58         56.62          28.31        33.85          16.93         38.84         19.42
      63                 45.88          22.94         59.92          29.96        35.92          17.96         41.11         20.56
      64                 48.78          24.39         63.42          31.71        38.15          19.08         43.53         21.77
      65                 51.89          25.95         67.11          33.56        40.54          20.27         46.11         23.06
      66                 55.21          27.61         71.01          35.51        43.09          21.55         48.84         24.42
      67                 58.77          29.39         75.13          37.57        45.84          22.92         51.77         25.89
      68                 62.59          31.30         79.52          37.75        48.81          24.41         54.92         27.46
      69                 66.71          33.36         84.20          37.75        52.04          26.02         58.36         29.18
      70                 71.16          35.58         89.20          37.75        55.57          27.79         62.10         31.05
      71                 75.96          36.00         94.56          37.75        59.43          29.72         66.20         33.10
      72                 81.04          36.00         100.28         37.75        63.65          31.83         70.68         35.00
      73                 86.57          36.00         106.35         37.75        68.25          34.00         75.53         35.00
      74                 92.47          36.00         112.74         37.75        73.23          34.00         80.75         35.00
      75                 98.73          36.00         119.44         37.75        78.61          34.00         86.34         35.00
      76                 105.38         36.00         126.39         37.75        84.42          34.00         92.32         35.00
      77                 112.45         36.00         133.62         37.75        90.68          34.00         98.70         35.00
      78                 120.00         36.00         141.17         37.75        97.47          34.00        105.57         35.00
      79                 128.12         36.00         149.15         37.75        104.88         34.00        113.00         35.00
      80                 136.88         36.00         157.63         37.75        112.98         34.00        121.09         35.00
      81                 146.36         36.00         166.67         37.75        121.85         34.00        129.91         35.00
      82                 156.57         36.00         176.28         37.75        131.55         34.00        139.51         35.00
      83                 167.52         36.00         186.39         37.75        142.10         34.00        149.91         35.00
      84                 179.12         36.00         196.88         37.75        153.50         34.00        161.12         35.00
      85                 191.34         36.00         207.71         37.75        165.78         34.00        172.98         35.00


Unisex policies will have Surrender Charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

National Life Insurance Company....................................................................................................1
National Variable Life Insurance Account...........................................................................................1
The Portfolios.....................................................................................................................1
Premiums...........................................................................................................................1
Distribution of the Policies.......................................................................................................2
Contractual Arrangements between National Life and the Funds Investment Advisors or
Distributors.......................................................................................................................3
Terms of Underlying Fund Participation Agreements..................................................................................4
Underwriting Procedures............................................................................................................5
Increases in Face Amount...........................................................................................................6
Other Policy Provisions............................................................................................................6
      Operation at Age 99..........................................................................................................6
      New York Policies - Reduced Paid-Up Benefit..................................................................................6
      The Contract.................................................................................................................7
      Change of Owner and Beneficiary..............................................................................................7
      Split Dollar Arrangements....................................................................................................7
      Assignments..................................................................................................................7
      Suicide......................................................................................................................8
      Arbitration..................................................................................................................8
      Dividends....................................................................................................................9
      Correspondence...............................................................................................................9
      Settlement Options...........................................................................................................9
Automated Fund Transfer Features..................................................................................................10
      Dollar Cost Averaging.......................................................................................................10
      Portfolio Rebalancing.......................................................................................................10
Optional Benefits.................................................................................................................11
      Waiver of Monthly Deductions................................................................................................11
      Accidental Death Benefit....................................................................................................11
      Guaranteed Insurability Option..............................................................................................11
      Rider for Disability Benefit - Payment of Mission Costs.....................................................................12
      Accelerated Care Rider......................................................................................................12
      Chronic Care Protection Rider...............................................................................................15
      Accelerated Benefit Rider...................................................................................................17
      Tax Consequences Associated with Accelerated Care and Chronic Care Riders...................................................18
Advertising.......................................................................................................................18
Money Market Subaccount Yields....................................................................................................19
Total Return......................................................................................................................20
Policies Issued in Conjunction with Employee Benefit Plans........................................................................23
Special Rules for Employee Benefit Plans..........................................................................................24
Legal Developments Regarding Unisex Actuarial Tables..............................................................................24
Policy Reports....................................................................................................................25
Insurance Marketplace Standards Association.......................................................................................25
Records...........................................................................................................................25
Legal Matters.....................................................................................................................26
Experts...........................................................................................................................26
Financial Statements..............................................................................................................26

[OUTSIDE BACK COVER PAGE]

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-537-7003. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.










Investment Company Act of 1940 Registration File No. 811-9044

                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT


                VARITRAK VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       STATEMENT OF ADDITIONAL INFORMATION





                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604




     This Statement of Additional Information expands upon subjects discussed in the current prospectus for the VariTrak Variable Universal Life Insurance Policy ("Policy") offered by National Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2003 by calling 1-800-537-7003, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at http://www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                 CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.





                                Dated May 1, 2003

                                TABLE OF CONTENTS

National Life Insurance Company................................................................................1
National Variable Life Insurance Account.......................................................................1
The Portfolios.................................................................................................1
Premiums.......................................................................................................1
Distribution of the Policies...................................................................................2
Contractual Arrangements between National Life and the Funds Investment Advisors or Distributors...............3
Terms of Underlying Fund Participation Agreements..............................................................3
Underwriting Procedures........................................................................................4
Increases in Face Amount.......................................................................................5
Other Policy Provisions........................................................................................5
     Operation at Age 99.......................................................................................5
     New York Policies - Reduced Paid-Up Benefit...............................................................5
     The Contract..............................................................................................5
     Change of Owner and Beneficiary...........................................................................6
     Split Dollar Arrangements.................................................................................6
     Assignments...............................................................................................6
     Suicide...................................................................................................6
     Arbitration...............................................................................................6
     Dividends.................................................................................................7
     Correspondence............................................................................................7
     Settlement Options........................................................................................7
Automated Fund Transfer Features...............................................................................8
     Dollar Cost Averaging.....................................................................................8
     Portfolio Rebalancing.....................................................................................8
Optional Benefits..............................................................................................9
     Guaranteed Death Benefit Rider............................................................................9
     No Lapse Guarantee Rider.................................................................................10
     Automatic Transfer into General Account - Lapse of Rider.................................................10
     Monthly Deductions.......................................................................................11
     Effect of Increases or Decreases.........................................................................11
     Effect of Withdrawals....................................................................................11
     Effect of Transfers out of General Account...............................................................11
     Waiver of Monthly Deductions.............................................................................12
     Accidental Death Benefit.................................................................................13
     Guaranteed Insurability Option...........................................................................11
     Rider for Disability Benefit - Payment of Mission Costs..................................................12
     Accelerated Care Rider...................................................................................12
     Chronic Care Protection Rider............................................................................15
     Accelerated Benefit Rider................................................................................17
     Tax Consequences Associated with Accelerated Care and Chronic Care Riders................................18
Advertising...................................................................................................18
Money Market Subaccount Yields................................................................................19
Total Return..................................................................................................19
Policies Issued in Conjunction with Employee Benefit Plans....................................................22
Special Rules for Employee Benefit Plans......................................................................23
Legal Developments Regarding Unisex Actuarial Tables..........................................................23
Policy Reports................................................................................................23
Insurance Marketplace Standards Association...................................................................24
Records.......................................................................................................24
Legal Matters.................................................................................................24
Experts.......................................................................................................24
Financial Statements..........................................................................................24
Financial Statements.........................................................................................F-1


NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the VariTrak variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the "Separate Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

The independent public accountant for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

TERM POLICY CONVERSIONS. We offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

CREDIT TO HOME OFFICE EMPLOYEES. We also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:

----------------- ------------------------------------------- --------------------------------------------------------
Fiscal year       Aggregate Amount of Commissions Paid to     Aggregate Amount of Commissions Retained by ESI After
                  ESI*                                        Payments to its Registered Persons and Other
                                                              Broker-Dealers
----------------- ------------------------------------------- --------------------------------------------------------
2000              $10,961,673                                 $ 0
-----------------
2001              $8,983,350                                  $ 0
-----------------
2002              $7,036,209                                  $ 0
----------------- ------------------------------------------- --------------------------------------------------------
* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2002, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:

------------------------------------------------------------- ---------------------- ---------------------------------
                                                                                     Revenues National Life Received
                     Portfolios of the                             % of Assets                 During 2002
------------------------------------------------------------- ---------------------- ---------------------------------
Alger American Fund                                                     0.10%        $16,831
------------------------------------------------------------- ---------------------- ---------------------------------
American Century Variable Portfolios, Inc.                              0.20%        $10,460
------------------------------------------------------------- ---------------------- ---------------------------------
Dreyfus Socially Responsible Growth Fund, Inc.                          0.20%        $ 0
------------------------------------------------------------- ---------------------- ---------------------------------
Fidelity VIP Funds                                                      0.10%*       $54,710
------------------------------------------------------------- ---------------------- ---------------------------------
INVESCO Variable Investment Funds, Inc.                                 0.25%        $4,322
------------------------------------------------------------- ---------------------- ---------------------------------
Neuberger Berman Advisers Management Trust                              0.15%        $965
------------------------------------------------------------- ---------------------- ---------------------------------
Strong VIF and Opportunity Fund II                                      0.20%        $13,680
------------------------------------------------------------- ---------------------- ---------------------------------

*  0.05% of assets with respect to the Index 500 Portfolio

These arrangements may change from time to time, and may include more Funds in the future.

TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

  -      elite preferred nonsmoker
  -      preferred nonsmoker
  -      standard nonsmoker
  -      preferred smoker
  -      standard smoker
  -      juvenile, and
  -      substandard.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

     -   the Insured's Attained Age
     -   the Insured's sex
     -   the Insured's Rate Class, and
     -   the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality
         Table.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.

OTHER POLICY PROVISIONS

INDEFINITE POLICY DURATION. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount plus any Additional Protection Benefit coverage is greater than the Accumulated Value, the Face Amount plus any Additional Protection Benefit coverage will automatically be decreased to the current Accumulated Value. Also, at Attained Age 99 Option B automatically becomes Option A. No premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

OPERATION AT AGE 99. The presence of No Lapse Guarantee Rider changes the normal operation of the Policy at age 99 (as described in Other Policy Provisions - Indefinite Policy Duration, Page ). First, the Face Amount will not be decreased to the Accumulated Value at age 99. Second, all Monthly Deductions on the Policy will stop at age 99. All other aspects of the Policy operation at age 99 will be unchanged.

NEW YORK POLICIES - REDUCED PAID-UP BENEFIT. Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage. You may thereafter surrender any paid-up General Account life insurance at any time for its value.

THE CONTRACT. The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

CHANGE OF OWNER AND BENEFICIARY. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

SPLIT DOLLAR ARRANGEMENTS. You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

ASSIGNMENTS. You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

SUICIDE. If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

ARBITRATION. Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree. Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation. You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial. Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator's award is not required to include factual findings or legal reasoning. Any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

DIVIDENDS. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, except where otherwise required by state law. At the time of the Insured's death, the Death Benefit will be increased by dividends payable, if any.

CORRESPONDENCE. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

SETTLEMENT OPTIONS. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

     o PAYMENT OF INTEREST ONLY. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

     o PAYMENTS FOR A STATED TIME. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

     o PAYMENTS FOR LIFE. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

     o PAYMENTS OF A STATED AMOUNT. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

     o LIFE ANNUITY. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

     o JOINT AND TWO THIRDS ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

     o 50% SURVIVOR ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

DOLLAR COST AVERAGING

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

PORTFOLIO REBALANCING

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of subaccounts that have had relatively favorable investment performance in relation to the other subaccounts to which a Policy allocates premiums, and into subaccounts which have had relatively unfavorable investment performance in relation to the other subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

OPTIONAL BENEFITS

You may include additional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost. These costs are set forth in the "Fee Table" section of the prospectus. Some information with respect to many of the available riders is included in the prospectus. We provide additional information about optional benefits below.

GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

If you increase the Face Amount of a Policy subject to the Guaranteed Death Benefit Rider, the Rider's guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

If you have elected both the Waiver of Monthly Deductions Rider and the Guaranteed Death Benefit Rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the Guaranteed Death Benefit Rider in force during the period that Monthly Deductions are being waived.

If you wish to keep this Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

If you purchase the both Guaranteed Death Benefit Rider and the Additional Protection Benefit Rider on your Policy, and the most current version of the Additional Protection Benefit Rider has been approved by your state, then during the first five Policy Years, the Guaranteed Death Benefit Rider will not protect the Death Benefit coverage provided by the Additional Protection Benefit Rider. In this situation, if during the first five Policy Years on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, the Death Benefit coverage provided by the Additional Protection Benefit Rider may lapse, even if you have paid the Minimum Guarantee Premium. After the first five Policy Years, as long as you have paid the Minimum Guarantee Premium, the Guaranteed Death Benefit Rider will prevent lapse of both the Death Benefit coverage provided by the base Policy and the Death Benefit coverage provided by the Additional Protection Benefit Rider.

NO-LAPSE GUARANTEE RIDER

The No-Lapse Guarantee Rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

CALCULATION OF CUMULATIVE GENERAL ACCOUNT PREMIUM. The Cumulative General Account Premium for the No-Lapse Guarantee Rider is calculated as follows:

     a) the Cumulative General Account Premium on the preceding Monthly Policy Date, accumulated with interest for purposes of this calculation at an effective annual rate of 6%; plus

     b) the Net Premium Payments allocated to the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675, and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to Net Premium Payments allocated on the current Monthly Policy
         Date); plus

     c) the Accumulated Value of your Policy transferred into the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date(except that no such accumulation shall apply to such transfers effected on the current Monthly Policy Date); minus

     d) the Accumulated Value of your Policy transferred or withdrawn from the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to such transfers or Withdrawals occurring on the current Monthly Policy
         Date).

The reason for dividing the amounts in (b), (c) and (d) by 0.9765, which is equal to one minus the Premium Tax Charge (i.e., 1 - .0325 = .9675), is to put these amounts on a basis comparable to the Monthly Guarantee Premium, which is before premium taxes.

AUTOMATIC TRANSFER INTO GENERAL ACCOUNT - LAPSE OF RIDER. If on any Monthly Policy Date while the Rider is in force, your Cumulative General Account Premium is less than the required Cumulative Monthly Guarantee Premium, we will transfer value from the subaccounts on a pro rata basis to the General Account to satisfy the test. If the value in the subaccounts is not enough to satisfy the test, we will transfer all of the value in the subaccounts to the General Account and we will send you a notice that the conditions of the Rider have not been met. You will have 61 days from the date we mail the notice to pay a premium sufficient to keep the Rider in force. The required premium will be the amount needed to satisfy the conditions of the Rider on the Monthly Policy Date two months following the Monthly Policy Date that the test was failed. The Rider will be cancelled if a sufficient premium is not paid during the 61-day period. If cancelled, the Rider cannot be reinstated.

MONTHLY DEDUCTIONS. While the No-Lapse Guarantee Rider is in force, all Monthly Deductions will be deducted from the General Account. If, while the Rider is in force, the Accumulated Value in the General Account is not enough to deduct the Monthly Deduction, Monthly Deductions will be made until the Accumulated Value in the General Account is exhausted. Thereafter, Monthly Deductions will be deferred, and collected at such time as the General Account has positive Accumulated Value.

EFFECT OF INCREASES OR DECREASES. If you increase the Face Amount of a Policy with the No-Lapse Guarantee Rider, the Rider's guarantee will extend to the increase. This will result in an increase in the Monthly Guarantee Premium. If you decrease the Face Amount, the Rider's guarantee will apply to the reduced amount and the Monthly Guarantee Premium will be correspondingly reduced.

WAIVERS OF MONTHLY DEDUCTIONS. If your Monthly Deductions are being waived under the operation of the Waiver of Monthly Deductions Rider or the Accelerated Care Rider, then the Monthly Guarantee Premium required on each Monthly Policy Date while Monthly Deductions are being waived will be zero.

EFFECT OF WITHDRAWALS. If you wish to keep this Rider in force, you must limit Withdrawals and loans to the amounts in the subaccounts and amounts in the General Account not needed to satisfy the conditions of the Rider. If you take a Withdrawal or loan from the General Account which reduces the Cumulative General Account Premium below the Cumulative Monthly Guarantee Premium, the Rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium.

EFFECT OF TRANSFERS OUT OF GENERAL ACCOUNT. Transfers out of the General Account may also put the status of the Rider in jeopardy. If you transfer an amount from the General Account which reduces the Cumulative General Account Premium below the Cumulative Monthly Guarantee Premium, under the operation of the Rider, we will transfer an amount back to the General Account on the next Monthly Policy Date to cause the Cumulative General Account Premium to equal the Cumulative Monthly Guarantee Premium. There can be no assurance that an adequate amount will be available in the subaccounts for transfer to the General Account on the next Monthly Policy Date because the performance of the subaccounts is not guaranteed; if it is not, the Rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium. We will waive the limitation of one transfer per Policy Year from the General Account, with respect to transfers from the General Account of amounts not needed to satisfy the conditions of the Rider.

           EXAMPLE. HERE IS AN EXAMPLE OF THE OPERATION OF THE RIDER. A 45 YEAR OLD MALE IN THE PREFERRED UNDERWRITING CATEGORY PURCHASES A VARITRAK POLICY WITH A $250,000 FACE AMOUNT, WITH THE NO LAPSE GUARANTEE RIDER. THE MONTHLY GUARANTEE PREMIUM, WHICH IS STATED ON THE RIDER, IS $134.78. THE POLICYOWNER PAYS AN INITIAL PREMIUM EQUAL TO $269.56 (TWO TIMES THE MONTHLY GUARANTEE PREMIUM), AND THEN PLANS TO BEGIN MAKING AUTOMATIC MONTHLY PREMIUM PAYMENTS OF $201.16 ON THE MONTHLY POLICY DATES STARTING WITH THE MONTHLY POLICY DATE WHICH IS TWO MONTHS AFTER THE DATE OF ISSUE. IF HE MAKES PREMIUM PAYMENTS AT THE TIMES PLANNED AND AT LEAST EQUAL TO THE PLANNED LEVELS, ALLOCATES 67% OF EACH SUCH PAYMENT ($134.78) TO THE GENERAL ACCOUNT, AND MAKES NO LOANS, TRANSFERS OR WITHDRAWALS OUT OF THE GENERAL ACCOUNT, HE CAN BE ASSURED THAT THE POLICY WILL NOT LAPSE, REGARDLESS OF THE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT, THE LEVEL OF INTEREST CREDITED TO THE GENERAL ACCOUNT, AND THE AMOUNTS OF THE MONTHLY DEDUCTIONS. DURING THIS TIME, ALL OF THE MONTHLY DEDUCTIONS FOR THE POLICY WILL BE TAKEN FROM THE GENERAL ACCOUNT AND NOT FROM THE SEPARATE ACCOUNT. THESE MONTHLY DEDUCTIONS WILL INCLUDE A RIDER CHARGE OF $12.50 PER MONTH ($250,000 FACE AMOUNT TIMES $.05 PER THOUSAND PER MONTH).

           NOW ASSUME THAT AFTER MAKING THE PLANNED PREMIUM PAYMENTS FOR SIX MONTHS, THE POLICYOWNER SKIPS A PAYMENT. SINCE IN THIS CASE THE POLICYHOLDER'S CUMULATIVE GENERAL ACCOUNT PREMIUM HAS JUST BEEN MATCHING THE CUMULATIVE MONTHLY GUARANTEE PREMIUM WHILE THE PAYMENTS WERE BEING MADE, THE SKIPPED PAYMENT WILL RESULT IN THE POLICYHOLDER'S CUMULATIVE GENERAL ACCOUNT PREMIUM BEING LESS THAN THE CUMULATIVE MONTHLY GUARANTEE PREMIUM. AS A RESULT, ON THE MONTHLY POLICY DATE CORRESPONDING TO THE SKIPPED PAYMENT, WE WILL SEEK TO AUTOMATICALLY TRANSFER ACCUMULATED VALUE FROM THE SEPARATE ACCOUNT TO THE GENERAL ACCOUNT IN AN AMOUNT SUFFICIENT TO MAKE UP THE SHORTFALL IN CUMULATIVE GENERAL ACCOUNT PREMIUM THAT RESULTED FROM THE SKIPPED PAYMENT. IN THIS SITUATION THE SHORTFALL WOULD BE $134.78. IF THE INVESTMENT RETURN ON THE SIX PAYMENTS OF $66.38 INTO THE SEPARATE ACCOUNT HAS BEEN ZERO AFTER NETTING OUT THE MORTALITY AND EXPENSE RISK CHARGE, THE FUND EXPENSES AND THE PREMIUM TAXES ON THAT PORTION OF THE PREMIUM PAYMENTS, THE ACCUMULATED VALUE IN THE SEPARATE ACCOUNT WILL NOW BE $398.28 (6 X $66.38). UNDER THESE FACTS, WE WILL BE ABLE TO EFFECT TO AUTOMATIC TRANSFER INTO THE GENERAL ACCOUNT, LEAVING $263.50 IN ACCUMULATED VALUE IN THE SEPARATE ACCOUNT.

           IF THERE HAD NOT BEEN SUFFICIENT ACCUMULATED VALUE IN THE SEPARATE ACCOUNT TO FULLY MAKE UP THE SHORTFALL, THE NO LAPSE GUARANTEE RIDER WILL BE CANCELLED IF A SUFFICIENT PREMIUM AS DESCRIBED ABOVE UNDER "AUTOMATIC TRANSFER INTO GENERAL ACCOUNT - LAPSE OF RIDER" IS NOT PAID WITHIN 61 DAYS AFTER WE NOTIFY THE POLICYOWNER THAT SUCH A PAYMENT IS NECESSARY TO PREVENT CANCELLATION OF THE RIDER.

           THE SAME PROCEDURE, INVOLVING THE AUTOMATIC TRANSFER OF ACCUMULATED VALUE FROM THE SEPARATE ACCOUNT TO THE GENERAL ACCOUNT, AND THE LAPSE PENDING PROCESS FOR THE RIDER IN THE EVENT THE ACCUMULATED VALUE IN THE SEPARATE ACCOUNT IS NOT SUFFICIENT, WOULD ALSO BE FOLLOWED IN THE EVENT THE POLICYOWNER MAKES A TRANSFER OUT OF THE GENERAL ACCOUNT, OR MAKES A WITHDRAWAL OR TAKES A LOAN WHICH REQUIRES SOME ACCUMULATED VALUE TO BE TAKEN OUT OF THE GENERAL ACCOUNT.

WAIVER OF MONTHLY DEDUCTIONS.

If you elect the Waiver of Monthly Deductions Rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this Rider while it is in force is based on sex-distinct rates (except for Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, where the cost of this Rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

ACCIDENTAL DEATH BENEFIT.

The Accidental Death Benefit Rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this Rider, we will add the monthly cost of this Rider, which varies based on age and sex, to the Monthly Deduction on the Policy.

GUARANTEED INSURABILITY OPTION.

This Rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this Rider, we will add the monthly cost of this Rider, which is based on age at the time of purchase of the Rider and sex, to the Monthly Deduction on the Policy.

RIDER FOR DISABILITY BENEFIT - PAYMENT OF MISSION COSTS.

If you are buying your Policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your Policy the Rider for Disability - Payment of Mission Costs. Election of this benefit involves additional cost.

This Rider, which is subject to the restrictions and limitations set forth in the Rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled. The maximum benefit duration is 24 months for each child. The maximum benefit will be adjusted for inflation at an annual rate of 3%.

Benefits will be paid when the Insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65. After six months of continuous disability, benefit payments are retroactive to the beginning of the period. Coverage ceases at age 65. For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.

The monthly cost of this Rider is level, and varies by the age at issue and the sex of the Insured (except for Policies issued in states which require "unisex" Policies, where the cost of this Rider will not vary by sex). The cost of the Rider does not vary by the number of dependent children. Depending on the age and sex of the Insured, the monthly cost of the Rider will range from $1.65 to $4.25. The monthly cost of this Rider will be added to the Monthly Deduction on the Policy.

THIS RIDER IS NOT AVAILABLE IN ALL STATES.

ACCELERATED CARE RIDER.

We offer an Accelerated Care Rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes "chronically ill". The Insured is deemed "chronically ill" if he or she":

         - is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

         - requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The Accelerated Care Rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this Rider provided:

         - we receive proof satisfactory to us that the Insured is chronically ill, - we receive a plan of care to address the Insured's chronic illness, and
         - 60 days have elapsed since the Insured began receiving "qualified long-term care services," as defined in the Rider (we refer to this 60-day period as the "elimination period").

The 60 days need not be consecutive, but must be completed within a period of 180 days. We will not pay for expenses incurred during the elimination period. We will continue to pay benefits under this Rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured's care coordinator that the Insured remains chronically ill.

The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the Rider

If your Policy's Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date. At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy's Accumulated Value.

The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the Rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the monthly benefit limits. When you apply for the Rider, you select from one of two options we use to determine the monthly benefit limits. Once you select an option, you cannot change it. The options are:


--------------------------------------------------------------------
                                             Percentage Limit
--------------------------------------------------------------------
                                        ----------------------------
COVERED SERVICE                           OPTION 1      OPTION 2
---------------                           --------      --------
--------------------------------------------------------------------
Nursing Home Care                           1.0%          2.0%
--------------------------------------------------------------------
Home Health Care                            1.0%          2.0%
--------------------------------------------------------------------
Adult Day Care                              0.5%          1.0%
--------------------------------------------------------------------

The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected. If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care services during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the monthly benefit limit for each type of care for partial months of eligibility.

If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio. We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy's values.

Each time we make an accelerated care benefit payment, we will:

     a) reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;

     b) reduce your Policy's Face Amount (including any increase segments), Accumulated Value, and any Surrender Charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

     c) reduce your Policy's Death Benefit to reflect reductions in your Policy's Face Amount and Accumulated Value; and

     d) reduce your Minimum Monthly Premium to reflect the reduction in your Policy's Face Amount.

Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy. When the cumulative accelerated care benefit payments reach the initial benefit amount, equal to the Death Benefit at the benefit date, payments under the Rider will end.

We will offer an optional inflation protection feature with this Rider. This feature will increase the amount available for acceleration without increasing the Policy's Death Benefit. As a result, Accelerated Care Riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

We will waive all Monthly Deductions for your Policy and all Riders attached to your Policy while accelerated care benefits are being paid under this Rider. All other charges under your Policy, including the daily mortality and expense risk charge, will continue to apply. While accelerated care benefits are being paid under this Rider, we may require that the Accumulated Value of your Policy be held entirely in the General Account. In addition, the Death Benefit option may not be changed while accelerated care benefits are being paid under the Rider. The Owner may once again allocate new premiums or transfer Accumulated Value to subaccounts of the Separate Account following 180 consecutive days during which qualified long-term care services are not incurred by the Insured.

CHARGES FOR RIDER. We will assess a monthly charge for the Accelerated Care Rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction. We will add this charge to your Monthly Deduction. The Rider charge varies based on the age and gender of the Insured, and the benefit options selected. Once we pay benefits under the Accelerated Care Rider, we waive this charge until the Insured is no longer eligible to receive benefits. If you elect the Accelerated Care Rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy's Accumulated Value to pay the Rider charges. You should consult a tax adviser with respect to these charges. See "Tax Consequences Associated with Accelerated Care and Chronic Care Riders" in the prospectus under "Federal Income Tax Consequences."

TAX CONSEQUENCES. The Accelerated Care Rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income. You should consult a tax adviser before adding this Rider to your Policy because guidance with respect to these requirements is limited.

AVAILABILITY. The Accelerated Care Rider is available both at issue and after issue subject to full medical underwriting. This Rider will not be available in qualified plans. The Accelerated Care Rider will not be available for Policies with Face Amounts (including any Additional Protection benefit coverage) in excess of $1,000,000. The Accelerated Care Rider will terminate if the base Policy terminates, or if you choose to terminate the Rider.

In general, we will not issue the Accelerated Care Rider on a Policy with substandard ratings. However, the Rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The Accelerated Care Rider provides for certain exclusions from coverage. Please see your Rider for more details.

CHRONIC CARE PROTECTION RIDER.

We also offer an optional Chronic Care Protection Rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an Accelerated Care Rider would terminate because the entire Death Benefit of the Policy including any Additional Protection Benefit amounts has been accelerated. The Chronic Care Protection Rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this Rider provided:

     a) we receive proof satisfactory to us that the Insured is chronically ill,
     b)  we receive a plan of care to address the Insured's chronic illness, and
     c) we have accelerated the entire Death benefit of the Policy under the Accelerated Care Rider.

We will continue to pay benefits under this Rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured's care coordinator that the Insured remains chronically ill.

Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the Accelerated Care Rider have been exhausted, payment of chronic care protection benefits will not effect your Policy's values.

The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit. When you apply for this Rider, you select one of the three benefit options we offer. We use these benefit options to determine monthly benefit limits and benefit periods. Once you select a benefit option, you cannot change it. We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the Accelerated Care Rider.

  ------------------------------------------------------------------------------
                                                     PERCENTAGE LIMIT
  ------------------------------------------------------------------------------
                                         ---------------------------------------
  COVERED SERVICE                           OPTION 1      OPTION 2     OPTION 3
  ---------------                           --------      --------     --------
  ------------------------------------------------------------------------------
  Nursing Home Care                           1.0%          2.0%         2.0%
  ------------------------------------------------------------------------------
  Home Health Care                            1.0%          2.0%         2.0%
  ------------------------------------------------------------------------------
  Adult Day Care                              0.5%          1.0%         1.0%
  ------------------------------------------------------------------------------


  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  OPTION                BENEFIT PERIOD
  ------------------------------------------------------------------------------
  Option 1              Until the death or recovery of the Insured.
  ------------------------------------------------------------------------------
  Option 2              Until the death or recovery of the Insured.
  ------------------------------------------------------------------------------
  Option                3 Until an amount equal to the inflation
                        adjusted Rider Face Amount has been paid
                        under the Rider.
  ------------------------------------------------------------------------------

The monthly benefit limit for a particular type of care is equal to the Chronic Care Protection Rider Face Amount multiplied by the percentage limit for the option selected. If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

This Rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this Rider lapses after three years.

An optional inflation protection feature will be available with this Rider. This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the Rider.

CHARGES FOR RIDER. We will assess a monthly charge per $1,000 of Face Amount for the Chronic Care Protection Rider. We will add this charge to your Monthly Deduction. The Chronic Care Protection Rider charge varies based on the age and gender of the Insured, and the benefit options selected. If you elect the Chronic Care Protection Rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy's Accumulated Value to pay the Rider charges. You should consult a tax adviser with respect to these charges.

TAX CONSEQUENCES. The Chronic Care Protection Rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. In certain states, we may also offer a Chronic Care Protection non-qualifying long-term care rider. The tax consequences associated with benefit payments from this Rider are, however, unclear, and a tax advisor should be consulted. You should also consult a tax adviser before adding to your Policy because guidance with respect to such federal tax requirements is limited.

AVAILABILITY. The Chronic Care Protection Rider is available at issue and after issue subject to full medical underwriting. You may only elect this Rider if you have also elected the Accelerated Care Rider. The Chronic Care Protection Rider will not be available in qualified plans. This Rider will terminate if the base Policy terminates, if the Accelerated Care Rider terminates (not including when you have received the full benefit under that Rider), or if you choose to terminate the Rider.

In general, we will not issue the Rider on a Policy with substandard ratings. However, the Rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The Chronic Care Protection Rider provides for certain exclusions from coverage. Please see your Rider for more details.

ACCELERATED BENEFIT RIDER.

This Rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this Rider are discounted. The following factors may be used in the determination of the accelerated Death Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the Policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect. This Rider is not available in all states and its terms may vary by state. There is no cost for this Rider. It can be included in a Policy at issue, or it can be added after issue, for Insureds ages 0-85. The maximum amount payable under this Rider is $500,000. An Insured who has a chronic illness, as defined in the Rider, may not receive benefits under the Rider until a period of time not to exceed five years after the Rider's issue has passed. Although this is not guaranteed, we currently require that this waiting period be only two years.

This Rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income. You should consult a tax advisor regarding the consequences of accelerating the Death Benefit under this Rider because guidance with respect to such federal tax requirements is limited.

TAX CONSEQUENCES ASSOCIATED WITH ACCELERATED CARE AND CHRONIC CARE RIDERS.

We believe that benefits payable under the Accelerated Care Rider and the Chronic Care Protection Rider should generally be excludable from gross income under the Internal Revenue Code (the "Code"). The exclusion of these benefit payments from taxable income, however, is contingent on each Rider meeting specific requirements under the Code. While guidance is limited, we believe that the Accelerated Care and Chronic Care Protection Riders should each satisfy these requirements.

In certain states, however, we may also offer long term care Riders that do not satisfy the requirements of the Code to be treated as qualified long-term care ("nonqualifying long-term care Riders.") Because the federal tax consequences associated with benefits paid under nonqualifying long-term care Riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care Riders to your Policy. We will advise you whether we intend for your Rider to be nonqualifying.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the Chronic Care Protection Rider, or any nonqualifying long-term care Rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. The tax treatment associated with the Monthly Deduction attributable to the Cost of the Accelerated Care Rider is unclear. You should consult a tax adviser regarding the treatment of these payments.

ADVERTISING

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a subaccount are based on the investment performance of the corresponding portfolio. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds. In advertising and sales literature, the performance of each subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive. Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. You also should refer to your personalized illustrations which illustrate variations of the Death Benefit, Policy values, and accumulated payments under your Policy.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one accumulation unit in the Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Policy which are attributable to the hypothetical account. For purposes of calculating current yields for a Policy, an average per unit administration fee is used based on the $7.50 Monthly Administrative Charge deducted monthly on the Monthly Policy Date. The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types of quality of portfolio securities held by the underlying portfolio, and the underlying portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period. The current yield and effective yield for the Money Market Subaccount for the seven days ended December 31, 2002 were 0.02% and and 0.02%, respectively.

TOTAL RETURN

The total return of a subaccount refers to return quotations assuming an investment under a Policy has been held in the subaccount for various periods of time. For periods prior to the date a subaccount commenced operations, performance information for Policies funded by that subaccount will be calculated based on the performance of the corresponding portfolio and the assumption that the subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar month or quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the subaccount from the beginning date of the measuring period to the end of that period.

Because of the charges and deductions imposed under a Policy, performance data for the subaccounts will be lower than performance data for their corresponding portfolios. The performance of a subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. When a portfolio has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the subaccounts may include information for the period before the Policies were registered under the Securities Act of 1933, from the inception of the portfolios, with the level of Policy charges currently in effect. Each of the Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the subaccounts for periods prior to the inception of the subaccounts. Sentinel Variable Products Trust is affiliated with us; none of the other Funds is affiliated with us. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

The following table shows average annual total return performance information for the subaccounts, based on the periods that the portfolios have been in existence. This performance information may quote average annual total returns for periods prior to the date a subaccount commenced operations. The performance information for the subaccounts will be calculated based on the performance of the portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect, and that the subaccount invested in the specified Portfolios since their inception. The returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the Premium Tax Charge, Monthly Administrative Charge, and mortality and expense risk charge ("Common Charges"). However, charges such as Surrender Charges and cost of insurance charges, which are based on certain factors, such as sex, Issue Age or actual age, Rate Class, Policy Year, Face Amount, or Net Amount at Risk, and which therefore vary with each Policy, are not reflected in the rates of return shown below, nor are any charges assessed on Withdrawal, transfer, or increase in Face Amount ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. The results for any period prior to the Policy being offered are calculated as if the Policy had been offered during that period of time. These rates of return are not estimates, projections or guarantees of future performance.

                                              1 Year to    5 Years to   10 Years to   Life of Portfolio    Date of Portfolio
                                              12/31/2002   12/31/2002   12/31/2002       to 12/31/02           Inception
-------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock                          -20.9%          N/A           N/A               -12.7%      11/30/2000
Sentinel VPT Growth Index                          -27.4%          N/A           N/A               -22.6%      11/30/2000
Sentinel VPT Mid Cap Growth                        -27.4%          N/A           N/A               -25.0%      11/30/2000
Sentinel VPT Money Market                           -3.1%          N/A           N/A                -0.1%      11/30/2000
Sentinel VPT Small Company                         -17.7%          N/A           N/A                -3.9%      11/30/2000
Sentinel VPT Bond                                     N/A          N/A           N/A                  N/A      05/01/2003
Sentinel VPT Balanced                                 N/A          N/A           N/A                  N/A      05/01/2003
Alger American Growth                              -35.9%        -1.8%          7.7%                10.5%      01/09/1989
Alger American Leveraged AllCap                    -36.8%         1.5%           N/A                12.2%      01/25/1995
Alger American Small Capitalization                -29.5%       -10.5%         -0.1%                 7.1%      09/21/1998
American Century VP Income & Growth                -22.9%        -2.0%           N/A                -0.6%      10/30/1997
American Century VP Value                          -16.4%         2.1%           N/A                 6.7%      05/01/1996
Dreyfus Socially Responsible Growth Fund           -32.1%        -5.5%           N/A                 5.4%      10/07/1993
Fidelity VIP Fund - Equity Income                  -20.6%        -1.4%          8.3%                 8.7%      10/09/1986
Fidelity VIP Fund - Growth                         -33.2%        -2.1%          7.0%                 9.1%      10/09/1986
Fidelity VIP Fund - High Income                     -1.0%        -7.7%          2.0%                 5.5%      09/19/1985
Fidelity VIP Fund - Overseas                       -23.8%        -5.6%          3.3%                 2.9%      01/28/1987
Fidelity VIP Fund - Contrafund                     -13.3%         1.9%           N/A                11.0%      01/03/1995
Fidelity VIP Fund - Index 500                      -25.6%        -2.6%          7.6%                 7.9%      08/27/1992
Fidelity VIP Fund - Investment Grade Bond            5.6%         5.6%          5.8%                 6.6%      12/05/1988
INVESCO VIF Dynamics                               -34.9%        -5.1%           N/A                -4.1%      08/25/1997
INVESCO VIF Health Sciences                        -27.8%         3.5%           N/A                 4.8%      05/22/1997
INVESCO VIF Technology                             -49.2%        -8.0%           N/A                -5.0%      05/21/1997
JPMorgan International Opportunities               -21.9%        -6.2%           N/A                -0.5%      01/03/1995
JPMorgan Small Company                             -25.1%        -4.4%           N/A                 5.6%      01/03/1995
Neuberger Berman AMT Partners                      -27.5%        -5.4%           N/A                 6.7%      03/22/1994
Strong Mid Cap Growth Fund                         -40.3%        -3.8%           N/A                 1.0%      12/31/1996
Strong Opportunity Fund II, Inc.                   -30.0%         1.1%          9.3%                10.4%      05/08/1992

EFFECT OF MONTHLY ADMINISTRATIVE FEE ON PERFORMANCE DATA. The Policy provides for a $7.50 Monthly Administrative Charge deducted monthly on the policy processing day from the subaccounts and the General Account based on the proportion that the value of each account bears to the total Policy account value. For purposes of reflecting these monthly charges in yield and total return quotations, an average Policy value at fund inception is assumed.

We may also provide in sales literature or advertisements quotations of the investment performance of the portfolios without including the effect of Common Charges imposed at the subaccount level. This performance information does not reflect the effect of mortality and expense risk charges, cost of insurance, Policy expenses, or potential surrender charges. IF THESE CHARGES WERE INCLUDED, THE TOTAL RETURNS WOULD BE SIGNIFICANTLY LOWER. The table below shows average annual total return performance information on this basis:

                                                1 Year to    5 Years to   10 Years to   Life of Portfolio    Date of Portfolio
                                                12/31/2002   12/31/2002   12/31/2002       to 12/31/02           Inception
---------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock                            -17.3%          N/A           N/A               -10.3%           11/30/2000
Sentinel VPT Growth Index                            -24.0%          N/A           N/A               -20.4%           11/30/2000
Sentinel VPT Mid Cap Growth                          -24.1%          N/A           N/A               -22.8%           11/30/2000
Sentinel VPT Money Market                              1.3%          N/A           N/A                 2.7%           11/30/2000
Sentinel VPT Small Company                           -13.9%          N/A           N/A                -1.3%           11/30/2003
Sentinel VPT Bond                                       N/A          N/A           N/A                  N/A           05/01/2003
Sentinel VPT Balanced                                   N/A          N/A           N/A                  N/A           05/01/2003
Alger American Growth                                -33.0%        -0.1%          9.2%                12.1%           01/09/1989
Alger American Leveraged AllCap                      -33.9%         3.3%           N/A                13.6%           01/25/1995
Alger American Small Capitalization                  -26.2%        -8.9%          1.3%                 8.5%           09/01/1988
American Century VP Income & Growth                  -19.4%        -0.2%           N/A                 1.2%           10/30/1997
American Century VP Value                            -12.6%         3.9%           N/A                 8.4%           05/01/1996
Dreyfus Socially Responsible Growth Fund             -28.9%        -3.8%           N/A                 7.1%           10/07/1993
Fidelity VIP Fund - Equity Income                    -16.9%         0.3%          9.8%                10.0%           10/09/1986
Fidelity VIP Fund - Growth                           -30.1%        -0.4%          8.4%                10.4%           10/09/1986
Fidelity VIP Fund - High Income                        3.4%        -6.0%          3.5%                 6.8%           09/19/1985
Fidelity VIP Fund - Overseas                         -20.3%        -3.9%          4.7%                 4.2%           01/28/1987
Fidelity VIP Fund - Contrafund                        -9.3%         3.7%           N/A                12.3%           01/03/1995
Fidelity VIP Fund - Index 500                        -22.2%        -0.8%          9.0%                 9.4%           08/27/1992
Fidelity VIP Fund - Investment Grade Bond             10.3%         7.5%          7.3%                 8.0%           12/05/1988
INVESCO VIF Dynamics                                 -31.9%        -3.4%           N/A                -2.6%           08/25/1997
INVESCO VIF Health Sciences                          -24.5%         5.2%           N/A                 6.5%           05/22/1997
INVESCO VIF Technology                               -46.8%        -6.4%           N/A                -3.4%           05/21/1997
JPMorgan International Opportunities                 -18.3%        -4.5%           N/A                 0.8%           01/03/1995
JPMorgan Small Company                               -21.7%         0.6%           N/A                 7.1%           01/03/1995
Neuberger Berman AMT Partners                        -24.1%        -3.6%           N/A                 7.5%           03/22/1994
Strong Mid Cap Growth Fund                           -37.5%        -2.1%           N/A                 2.6%           12/31/1996
Strong Opportunity Fund II, Inc.                     -26.8%         2.8%         10.8%                11.7%           07/02/1997

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," in the prospectus.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan. Benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus, other than Policies issued in states which require "unisex" policies (currently Montana) and employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

     o   the Face Amount;
     o   the current Death Benefit;
     o   any Policy loans and accrued interest;
     o   the current Accumulated Value;
     o   the non-loaned Accumulated Value in the General Account;
     o   the amount held as Collateral in the General Account;
     o   the value in each subaccount of the Separate Account;
     o   premiums paid since the last report;
     o   charges deducted since the last report;
     o   any Withdrawals since the last report; and
     o   the current Cash Surrender Value.

In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

INSURANCE MARKETPLACE STANDARDS ASSOCIATION

National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life.

EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                         NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES


                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

PRICEWATERHOUSECOOPERS [LOGO]
--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      160 Federal Street
                                                      Boston MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393



                       Report of Independent Accountants

To the Board of Directors and Stockholder of National Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of natiional Life Insurance Company and its subsidiaries (National Life) at December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Natiional Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United Statates of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in note 2 to the consolidated financial statements, National Life changed its method of accounting for goodwill and certain other intangible assets in 2002. As discussed in notes 2 and 3 to the consolidated statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.


/s/ PRICEWATERHOUSECOOPERS, LLP
-------------------------------
Boston, Massachusetts
February 28, 2003





NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

DECEMBER 31,
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2002           2001
-------------------------------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                                                    $    98,857   $   199,266
Available-for-sale debt securities                                             6,342,950     5,568,734
Available-for-sale equity securities                                             160,643       177,496
Trading equity securities                                                         20,097        23,083
Mortgage loans                                                                 1,279,723     1,239,861
Policy loans                                                                     737,778       752,142
Real estate investments                                                           35,489        36,191
Other invested assets                                                            154,536       171,864
-------------------------------------------------------------------------------------------------------
Total cash and invested assets                                                 8,830,073     8,168,637
Deferred policy acquisition costs                                                580,144       577,861
Accrued investment income                                                        119,038       121,063
Premiums and fees receivable                                                      23,318        24,085
Deferred income taxes                                                             41,091        49,627
Amounts recoverable from reinsurers                                              370,369       362,305
Present value of future profits of insurance acquired                             70,746        87,579
Property and equipment, net                                                       48,011        51,684
Federal income tax recoverable                                                     7,229          --
Other assets                                                                     144,702       137,899
Separate account assets                                                          493,929       523,329
-------------------------------------------------------------------------------------------------------
Total assets                                                                 $10,728,650   $10,104,069
=======================================================================================================
LIABILITIES:
Policy benefit liabilities                                                   $ 4,375,566   $ 4,255,082
Policyholders' accounts                                                        4,151,159     3,752,855
Policyholders' deposits                                                           67,673        48,640
Policy claims payable                                                             34,295        49,304
Policyholders' dividends                                                         198,896       109,950
Amounts payable to reinsurers                                                     17,164        19,573
Collateral held on loaned securities                                              17,763        23,551
Federal income tax payable                                                          --           5,860
Other liabilities and accrued expenses                                           127,468       138,373
Pension and other post-retirement benefit obligations                            166,247       142,389
Debt                                                                              69,706        72,101
Separate account liabilities                                                     493,929       523,329
-------------------------------------------------------------------------------------------------------
Total liabilities                                                              9,719,866     9,141,007
-------------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                                 5,259        12,137

STOCKHOLDER'S EQUITY:
Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
shares issued and outstanding)                                                     2,500         2,500
Additional paid-in capital                                                         5,000         5,000
Retained earnings                                                                950,081       933,728
Accumulated other comprehensive income                                            45,944         9,697
-------------------------------------------------------------------------------------------------------
Total stockholder's equity                                                     1,003,525       950,925
-------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and stockholder's equity               $10,728,650   $10,104,069
=======================================================================================================




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                      F-3






NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2002            2001
--------------------------------------------------------------------------------------------------------
REVENUES:
Insurance premiums                                                           $   392,053    $   377,596
Policy and contract charges                                                       89,087         76,850
Net investment income                                                            566,922        552,084
Net realized losses                                                              (37,513)        (9,868)
Change in value of trading equity securities                                      (3,669)        (2,616)
Mutual fund commission and fee income                                             55,658         57,581
Other income                                                                      16,335         16,314
--------------------------------------------------------------------------------------------------------
Total revenues                                                                 1,078,873      1,067,941
--------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
Increase in policy liabilities                                                   126,161        134,876
Policy benefits                                                                  339,869        312,010
Policyholders' dividends                                                         128,062        113,404
Index and interest credited to equity indexed policyholders'
accounts, net of option investments                                               22,451         42,326
Interest credited to non-indexed policyholders' accounts                         153,825        144,131
Operating expenses                                                               179,407        170,312
Change in sales practice remediation provision                                    (5,373)       (13,802)
Restructuring charge - mainframe computer operations                                --            6,487
Policy acquisition expenses, net                                                 105,287         86,041
--------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                    1,049,689        995,785
--------------------------------------------------------------------------------------------------------
Income before income taxes, minority interests, and cumulative effects            29,184         72,156

Income tax expense                                                                   904         17,540
--------------------------------------------------------------------------------------------------------
Income before minority interests and cumulative effects                           28,280         54,616

Minority interests                                                                 1,927          4,725
--------------------------------------------------------------------------------------------------------
INCOME BEFORE CUMULATIVE EFFECTS                                                  26,353         49,891

Cumulative effect of adoption of Financial Accounting Standard #133                 --               81

Cumulative effect of adoption of Emerging Issues Task Force #99-20                  --           (2,133)
--------------------------------------------------------------------------------------------------------
NET INCOME                                                                   $    26,353    $    47,839
========================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS




                                      F-4

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2002            2001
--------------------------------------------------------------------------------------------------------
Net income                                                                   $    26,353    $    47,839

OTHER COMPREHENSIVE INCOME:
Unrealized gain on available-for-sale securities, net                             51,017         31,323
Change in minimum pension liability, net                                         (14,770)          --
--------------------------------------------------------------------------------------------------------
Total comprehensive income                                                   $    62,600    $    79,162
=======================================================================================================



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                      2002           2001
--------------------------------------------------------------------------------------------------------

COMMON STOCK:
Balance at January 1 and December 31                                         $     2,500    $     2,500
=======================================================================================================

ADDITIONAL PAID-IN CAPITAL:
Balance at January 1 and December 31                                         $     5,000    $     5,000
=======================================================================================================

RETAINED EARNINGS:
Balance at January 1                                                         $   933,728    $   885,889
Net income                                                                        26,353         47,839
Dividend to stockholder                                                          (10,000)          --
--------------------------------------------------------------------------------------------------------
Balance at December 31                                                       $   950,081    $   933,728
=======================================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance at January 1                                                         $     9,697    $   (21,626)
Unrealized gain on available-for-sale securities, net                             51,017         31,323
Change in minimum pension liability, net                                         (14,770)          --
--------------------------------------------------------------------------------------------------------
Balance at December 31                                                       $    45,944    $     9,697
=======================================================================================================
TOTAL STOCKHOLDER'S EQUITY:
Balance at December 31                                                       $ 1,003,525    $   950,925
=======================================================================================================



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS



                                      F-5

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                     2002         2001
--------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                   $    26,353    $    47,839

Adjustments to reconcile net income to net cash provided by operating activities: Change in:
Accrued investment income                                                          2,025         (1,097)
Policy acquisition costs                                                         (50,400)       (40,764)
Policy liabilities                                                               119,489         90,557
Other liabilities                                                                  6,197          9,502
Provision for deferred income taxes                                              (11,821)         3,449
Net realized loss                                                                 37,513          9,868
Amortization of present value of future profits of insurance acquired              9,478          8,448
Depreciation                                                                       2,607          3,417
Other                                                                             25,274          6,760
--------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                        166,715        137,979
--------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales, maturities and repayments of investments                  2,166,608      2,160,858
Cost of investments acquired                                                  (2,793,117)    (2,546,580)
Acquisition of Sigma                                                             (14,188)          --
Change in policy loans                                                            14,364         12,580
Other                                                                              2,148        (11,102)
--------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                           (624,185)      (384,244)
--------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' deposits, including interest credited                             697,155        611,127
Policyholders' withdrawals, including policy charges                            (298,863)      (369,511)
Net change in securities lending liabilities                                      (5,788)        (2,380)
Net decrease in borrowings                                                       (35,134)        (1,995)
Dividend to stockholder                                                          (10,000)          --
Other                                                                              9,691        (50,517)
--------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                                        357,061        186,724
--------------------------------------------------------------------------------------------------------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                       (100,409)       (59,541)

CASH AND CASH EQUIVALENTS:
Beginning of year                                                                199,266        258,807
--------------------------------------------------------------------------------------------------------
End of year                                                                  $    98,857    $   199,266
========================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (National Life) and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. National Life also maintains an inforce block of disability income insurance contracts. The flagship company of the organization, National Life, was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". National Life employs approximately 1,000 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp
(NLVF), which is the wholly-owned subsidiary of National Life Holding Company
(NLHC). The combined entity of NLHC, NLVF, and the Company is known as National Life Group. See Note 13 for more information. Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the Closed Block). See Note 12 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 33 general agencies in major metropolitan areas, a system of managing general agents and independent brokers throughout the United States of America. The Company has in excess of 345,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 25% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Through National Life Capital Management, Inc. (NLCAP) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $2.7 billion of net assets represent fifteen mutual funds managed on behalf of about 157,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance companies, Life Insurance Company of the Southwest (LSW), and Insurance Investors Life Insurance Company (IIL); and its wholly-owned non-insurance subsidiary, NLCAP. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale debt and equity securities are reported at estimated fair value. Available-for-sale debt and equity securities that experience declines in value are regularly evaluated for other than temporary impairments. Impairment losses for declines in value of fixed maturity investments and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized as realized losses when deemed to be other than temporary. For such securities, realized losses are recorded to reduce amortized cost to fair value. For actively traded securities, fair value is generally quoted market price.

Trading equity securities are reported at estimated fair value. Realized and unrealized losses on trading equity securities are included in change in value of trading equity securities.

Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities, with the amortized cost of the security adjusted in the current period for anticipated changes in future cashflows. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in realized gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Investments in partnerships are carried in accordance with the cost or equity method depending on ownership and control over the investment. Impairments are recorded if projected future earnings are less than the carrying value of the investment.

Real estate investments held for investment purposes are reported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value.

Options and futures contracts are included in other invested assets and carried at estimated fair value. Changes in fair value are reflected in the statements of operations as a component of index and interest credited to equity indexed policyholders' accounts, net of option investments.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net realized gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Future gross margins or profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, and contract lapses, withdrawals and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the reinvestment interest rate. The Company assumes that the current interest rate environment does not persist, and that new investment interest rates will increase to more typical levels of 7.0% - 7.5% by 2006. Continuation of the current interest rate environment, and commensurate reductions in gross margins or profits, would increase amortization of deferred policy acquisition costs by $7.5 million.

Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels. The Company assumes a rate of investment return (before deduction of fund fees and mortality and expense charges) of 8% in 2003 and 9% thereafter.

During 2002, the Company updated its deferred acquisition cost life insurance mortality assumptions to reflect differing expectations for Closed Block contracts (see Note 12) and those contracts outside of the Closed Block. This update in assumptions reduced 2002 after-tax earnings by $3.9 million. In addition, the Company revised its surrender rate assumptions to reflect updated expectations by policy duration, with a resulting increase to after-tax earnings of $6.1 million.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. Present value of future profits is adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

GOODWILL AND OTHER INTANGIBLE ASSETS

The Company adopted Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS (FAS 142) effective January 1, 2002. Under FAS 142, other intangible assets having indefinite useful lives and goodwill are not amortized, but instead are tested at least annually for impairment. Intangible assets with finite useful lives are amortized over those lives.

Total goodwill and other intangible assets at December 31, 2002 and 2001 were $15.3 million and $3.8 million, respectively. Goodwill amortization recorded in 2001 was $0.7 million. There were no reductions in goodwill or other intangible assets due to impairment during 2002.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders' interests are excluded from revenues and expenses. Separate account startup investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholders' account balances for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 Index. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

The guaranteed minimum interest rates for the Company's fixed interest rate annuities range from 3% to 4.5%. The guaranteed minimum interest rates for the Company's fixed interest rate universal life insurance policies range from 4% to 4.5%. These guaranteed minimum rates are before deduction for any administrative or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect at issue to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2002, was fifty-six. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in the reserve reflected in policyholder benefits.

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 12 for additional information on dividend obligations within the Closed Block.

POLICYHOLDER DEPOSITS

Policyholder deposits primarily consist of death benefits held at interest for life insurance contract beneficiaries.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

FEDERAL INCOME TAXES

As in prior years, NLHC will file a consolidated tax return for the tax year ended December 31, 2002. The income tax return will include all members within the National Life Group except LSW and IIL. LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements. See Note 10 for additional information on changes in minority interest during 2002.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale debt securities and cost for available-for-sale equity securities and estimated fair values for both at December 31 are as follows (in thousands):

                                                         Gross        Gross
                                                       Unrealized   Unrealized  Estimated Fair
            2002                             Cost        Gains       Losses        Value
----------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and
  equity securities:
    U.S. government obligations          $   39,830   $    1,874   $       17   $   41,687
    Government agencies, authorities
     and subdivisions                        83,977       13,128         --         97,105
    Public utilities                        833,968       53,164       53,680      833,452
    Corporate                             2,199,082      194,301       41,595    2,351,788
    Private placements                      817,801       65,289       20,405      862,685
    Mortgage-backed securities            2,082,899       73,400           66    2,156,233
----------------------------------------------------------------------------------------------
      Total AFS debt securities           6,057,557      401,156      115,763    6,342,950
    Preferred stocks                        124,039       11,718          324      135,433
    Common stocks                            26,016           22          828       25,210
----------------------------------------------------------------------------------------------
      Total AFS equity securities           150,055       11,740        1,152      160,643
----------------------------------------------------------------------------------------------
        Total AFS debt and equity
          securities                     $6,207,612   $  412,896   $  116,915   $6,503,593
==============================================================================================

            2001
----------------------------------------------------------------------------------------------
AFS debt and equity securities:
  U.S. government obligations            $   36,761   $    2,172   $      553   $   38,380
  Government agencies, authorities and
  subdivisions                               89,900        6,969           83       96,786
  Public utilities                          754,089       20,929       16,726      758,292
  Corporate                               2,484,135      103,802       54,017    2,533,920
  Private placements                        855,105       33,866       18,748      870,223
  Mortgage-backed securities              1,258,971       20,232        8,070    1,271,133
----------------------------------------------------------------------------------------------
    Total AFS debt securities             5,478,961      187,970       98,197    5,568,734
  Preferred stocks                          146,222        4,202        1,061      149,363
  Common stocks                              37,183          167        9,217       28,133
----------------------------------------------------------------------------------------------
    Total AFS equity securities             183,405        4,369       10,278      177,496
----------------------------------------------------------------------------------------------
    Total AFS debt and equity
       securities                        $5,662,366   $  192,339   $  108,475   $5,746,230
==============================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):



                                                                      2002         2001
-----------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities              $ 212,117    $ 120,331
Net unrealized losses on separate accounts                              (526)        (754)
Related deferred policy acquisition costs                            (48,117)      (9,976)
Related present value of future profits of insurance acquired         (7,355)      (4,787)
Related deferred income taxes                                        (27,617)     (16,809)
Related policyholder dividend obligation                             (77,485)     (56,682)
-----------------------------------------------------------------------------------------
   Increase in net unrealized gains                                   51,017       31,323
Balance, beginning of year                                             9,697      (21,626)
-----------------------------------------------------------------------------------------
Balance, end of year                                               $  60,714    $   9,697
==========================================================================================


                                                                        2002         2001
-----------------------------------------------------------------------------------------
Balance, end of year includes:
   Net unrealized gains on available-for-sale securities           $ 295,981    $  83,864
   Net unrealized gains on separate accounts                           2,015        2,541
   Related deferred policy acquisition costs                         (59,541)     (11,424)
   Related present value of future profits of insurance acquired     (10,793)      (3,438)
   Related deferred income taxes                                     (32,781)      (5,164)
   Related policyholder dividend obligation                         (134,167)     (56,682)
-----------------------------------------------------------------------------------------
Balance, end of year                                               $  60,714    $   9,697
=========================================================================================


Net other comprehensive income related to unrealized gains and losses on available-for-sale securities for 2002 and 2001 of $51.1 million and $31.3 million is presented net of reclassifications to net income for net realized losses during the period of $(35.1) million and $(20.4) million and net of tax and deferred acquisition cost offsets of $(24.1) million and $(13.8) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2002 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                  Amortized      Estimated Fair
                                                    Cost             Value
     --------------------------------------------------------------------------
     Due in one year or less                     $  246,046      $  246,950
     Due after one year through five years        1,359,760       1,436,285
     Due after five years through ten years       1,511,732       1,581,912
     Due after ten years                            857,120         921,570
     Mortgage-backed securities                   2,082,899       2,156,233
     --------------------------------------------------------------------------
     Total                                       $6,057,557      $6,342,950
     ==========================================================================


Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2002 and 2001, were $1,559.1 million and $1,544.9 million, respectively. Gross realized gains on available-for-sale debt securities for the years ended December 31, 2002 and 2001, were $42.4 million and $36.5 million, respectively. Gross realized losses on available-for-sale debt securities for the years ended December 31, 2002 and 2001, were $61.1 million and $45.1 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2002 and 2001, were $3.2 million and $1.0 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2002 and 2001, were $14.5 million and $2.7 million, respectively.

The following summarizes the components of net realized losses by investment category as of December 31 (in thousands):


                                                      2002            2001
       ---------------------------------------------------------------------
       Available-for-sale debt securities          $(18,686)       $ (8,634)
       Available-for-sale equity securities         (11,275)         (1,734)
       Mortgage loans                                  (969)         (1,928)
       Real estate investments                          579           7,828
       Other invested assets                         (7,162)         (5,400)
       ---------------------------------------------------------------------
       Total                                       $(37,513)       $ (9,868)
       =====================================================================


For the years ended December 31, 2002 and 2001, the equity securities held in the trading category recorded $0.3 million and $1.1 million net investment income and $(3.7) million and $(2.6) million net realized and unrealized investment losses, respectively. The cost of trading securities held at December 31, 2002 and 2001 was $26.7 million and $27.0 million, respectively. The total return on these equity investments offsets the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in the deferred compensation liabilities is included in operating expenses.

The Company adopted EITF 99-20 RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS (EITF 99-20) effective April 1, 2001. EITF 99-20 requires that beneficial interests in securitized financial assets which experience other than temporary impairments be written down to fair value with the resulting change being included as a charge against income. The cumulative effect of adopting EITF 99-20, net of related taxes, was $(2.1) million.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $17.8 million and $23.6 million at December 31, 2002 and 2001, respectively.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                               2002               2001
                                             --------------------------
GEOGRAPHIC REGION
New England                                    4.7%               4.9%
Middle Atlantic                                8.8                8.1
East North Central                            10.9               11.2
West North Central                             5.9                6.6
South Atlantic                                26.2               24.6
East South Central                             3.3                3.4
West South Central                             9.4                9.1
Mountain                                      15.2               17.0
Pacific                                       15.6               15.1
--------------------------------------------------------------------------------
Total                                        100.0%             100.0%
================================================================================

PROPERTY TYPE
Residential                                     --%               0.1%
Apartment                                     24.5               25.7
Retail                                        10.6                9.2
Office Building                               35.7               36.2
Industrial                                    24.7               25.0
Hotel/Motel                                    2.4                2.5
Other Commercial                               2.1                1.3
--------------------------------------------------------------------------------
Total                                        100.0%             100.0%
================================================================================

Total mortgage loans and real estate
(in thousands)                             $ 1,315,212      $   1,276,052
================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                      2002            2001
    -------------------------------------------------------------------------
    Unimpaired loans                              $ 1,272,695     $ 1,236,130
    Impaired loans without valuation allowances         1,828           1,597
    -------------------------------------------------------------------------
    Subtotal                                        1,274,523       1,237,727
    -------------------------------------------------------------------------
    Impaired loans with valuation allowances            5,660           2,210
    Related valuation allowances                         (460)            (76)
    -------------------------------------------------------------------------
    Subtotal                                            5,200           2,134
    -------------------------------------------------------------------------
    Total                                         $ 1,279,723     $ 1,239,861
    =========================================================================

    Impaired loans:
    Average recorded investment                   $     5,647     $     6,361
    Interest income recognized                    $       584     $       340
    Interest received                             $       616     $       207

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):




                                                               2002       2001
================================================================================
Additions for impaired loans charged to realized losses      $   460    $    36
Changes to previously established valuation allowances           (76)    (2,345)
--------------------------------------------------------------------------------
     Increase (decrease) in valuation allowances                 384     (2,309)
     Balance, beginning of year                                   76      2,385
--------------------------------------------------------------------------------
     Balance, end of year                                    $   460    $    76
================================================================================


NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands). Other net investment income includes the change in value of investment partnerships and the amortization of affordable housing credits:

                                                   2002               2001
         ------------------------------------------------------------------
         Debt securities interest              $ 418,305          $ 399,878
         Equity securities dividends              11,546             12,541
         Mortgage loan interest                  102,593             99,753
         Policy loan interest                     47,216             47,821
         Real estate income                        4,259             10,433
         Other investment income                  (1,336)               (33)
         ------------------------------------------------------------------
         Gross investment income                 582,583            570,393
         Less: investment expenses                15,661             18,309
         ------------------------------------------------------------------
         Net investment income                 $ 566,922          $ 552,084
         ==================================================================

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to adopting FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition costs, present value of future profits, and income tax effects was $81,000.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 Index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

Equity indexed annuity policyholder account value liabilities consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 Index. At December 31, 2002, total equity indexed annuity liabilities of $1,104.4 million were comprised of $876.8 million of host contract and $227.6 million of embedded derivative value. At December 31, 2001, total equity indexed annuity liabilities of $1,057.0 million were comprised of $777.8 million of host contract and $279.2 million of embedded derivative value.

Index and interest credited to equity indexed policyholders' accounts, net of option investments, includes the interest and index related changes in the host contract and embedded derivative liabilities, offset by changes in the fair value of options and futures held.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

The Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. On the maturity date, July 15, 2004, the principal will be returned providing there has been no default or bankruptcy of Mirant Corporation. The par amount outstanding at December 31, 2002 and 2001 was $10.0 million. The Company's potential loss under this agreement cannot exceed the $10.0 million par value. The swap contracts are marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(6.4) million and $(1.2) million at December 31, 2002 and 2001, respectively. An investment loss of $5.2 million and $1.2 million was recorded to recognize the decline in value of the credit default swap in 2002 and 2001, respectively. An unrealized gain of $520,000 and $300,000 was recorded to fair value the debt instrument at December 31, 2002 and 2001, respectively.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The Company's potential loss under this agreement cannot exceed the $6.0 million par value. The fair value of the credit swap at December 31, 2002 and December 2001 was zero.

The net notional amount of options purchased, options written, and those embedded in policy liabilities for the current policy year is essentially zero. The notional amounts of futures and credit default swaps at December 31 were as follows (in thousands):
                                                         2002             2001
--------------------------------------------------------------------------------
Notional amounts:
     Futures                                            $ 4,235          $13,470
     Credit default swaps                                16,000           16,000
================================================================================

The book value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

                                                             2002          2001
--------------------------------------------------------------------------------
Book values:
Options purchased (included in other invested assets)      $ 34,153    $ 43,419
Options written (included in other liabilities)             (11,422)    (14,131)
Futures (included in other invested assets)                     573       1,148
Credit default swaps (included in other liabilities)         (6,400)     (1,200)
--------------------------------------------------------------------------------
Net book value                                             $ 16,904    $ 29,236
================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                   2002                        2001
---------------------------------------------------------------------------------------------
                                            Carrying  Estimated Fair  Carrying Estimated Fair
                                             Value       Value          Value       Value
---------------------------------------------------------------------------------------------
Cash and cash equivalents                 $   98,857   $   98,857   $  199,266   $  199,266
Available-for-sale debt securities         6,342,950    6,342,950    5,568,734    5,568,734
Available-for-sale equity securities         160,643      160,643      177,496      177,496
Trading equity securities                     20,097       20,097       23,083       23,083
Mortgage loans                             1,279,723    1,453,334    1,239,861    1,326,816
Policy loans                                 737,778      706,069      752,142      689,586
Derivatives                                   16,904       16,904       29,236       29,236

Investment products                        3,494,055    3,512,929    3,137,679    3,140,935
Debt                                          69,706       68,600       72,101       67,868

For cash and cash equivalents carrying value approximates estimated fair value

Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold in 2002, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with one reinsurer (see note 15 for subsequent events). Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as an increase in policy liabilities expense. Total life insurance inforce as of December 31, 2002 and 2001 is $45.1 billion and $43.0 billion, respectively.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations.

The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Other income on the statements of operations includes income of $11.4 million and $11.0 million for 2002 and 2001, respectively, related to the Company's disability income reinsurance.

Transactions between the Closed Block (see Note 12) and non-Closed Block operations have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                       2002              2001
--------------------------------------------------------------------------------
Insurance premiums:
Direct                                               $ 459,391        $ 441,567
Reinsurance assumed                                      1,104            1,186
Reinsurance ceded                                      (68,442)         (65,157)
--------------------------------------------------------------------------------
Total insurance premiums                             $ 392,053        $ 377,596
================================================================================

Increase in policy liabilities:
Direct                                               $ 134,195        $ 137,315
Reinsurance ceded                                       (8,034)          (2,439)
--------------------------------------------------------------------------------
Total increase in policy liabilities                 $ 126,161        $ 134,876
================================================================================

Policy benefits:
Direct                                               $ 405,553        $ 375,588
Reinsurance assumed                                        129               11
Reinsurance ceded                                      (65,813)         (63,589)
--------------------------------------------------------------------------------
Total policy benefits                                $ 339,869        $ 312,010
================================================================================

Policyholders' dividends:
Direct                                               $ 131,682        $ 117,038
Reinsurance ceded                                       (3,620)          (3,634)
--------------------------------------------------------------------------------
Total policyholders' dividends                       $ 128,062        $ 113,404
================================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                          2002           2001
--------------------------------------------------------------------------------
Balance, beginning of year                             $ 577,861      $ 539,690
     Acquisition costs deferred                          114,945         90,757
     Amortization during the year                        (64,545)       (42,610)
     Adjustment to equity during the year                (48,117)        (9,976)
--------------------------------------------------------------------------------
Balance, end of year                                   $ 580,144      $ 577,861
================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

                                            2002                 2001
--------------------------------------------------------------------------------
                                      Amount    Rate     Amount        Rate
--------------------------------------------------------------------------------
Current                             $ 12,725            $  14,091
Deferred                             (11,821)               3,449
--------------------------------------------            ---------
Income taxes                        $    904            $  17,540
============================================            =========

Expected income taxes               $ 10,212     35.0%  $ 25,255         35.0%
Dividends received deduction          (2,089)    (7.2)    (1,783)        (2.5)
Affordable housing tax credit         (8,313)   (28.5)    (6,858)        (9.6)
Other, net                             1,094      3.7        926          1.3
--------------------------------------------------------------------------------
Income taxes                        $    904           $  17,540
============================================           =========
Effective federal income tax rate                3.0%                    24.2%
=================================               =====                   ======

The Company paid $25.6 million and $39.3 million in federal income taxes during 2002 and 2001, respectively.

Components of net deferred income tax assets at December 31 were as follows (in thousands):
                                                              2002       2001
-------------------------------------------------------------------------------
Deferred income tax assets:
     Debt and equity securities                             $ 12,922   $   --
     Pension and other post retirement liabilities            58,186     49,836
     Policy liabilities                                      186,187    176,471
     Other liabilities and accrued expenses                   26,777     40,098
     Other                                                     5,553      6,838
-------------------------------------------------------------------------------
       Total deferred income tax assets                      289,625    273,243
-------------------------------------------------------------------------------

Deferred income tax liabilities:
     Net unrealized gain on available-for-sale securities     32,781      5,164
     Deferred policy acquisition costs                       167,891    152,845
     Present value of future profits of insurance acquired    28,539     31,856
     Debt and equity securities                                 --        9,885
     Other                                                    19,323     23,866
-------------------------------------------------------------------------------
       Total deferred income tax liabilities                 248,534    223,616
-------------------------------------------------------------------------------

          Total net deferred income tax assets              $ 41,091   $ 49,627
===============================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

The Company has affordable housing tax credit carryforwards of $6.8 million that begin to expire in 2020.

National Life's federal income tax returns are routinely audited by the Internal Revenue Service (IRS). The IRS has examined National Life's tax returns through 1998 and is currently examining the year 1999. In management's opinion adequate tax liabilities have been established for all open years.

Late in 2002 the IRS issued a Revenue Procedure which allows taxpayers to elect to participate in a new settlement initiative related to a transaction entered into in 1998. On January 9, 2003, the Company formally elected to participate in the settlement program and was admitted in late January 2003. Estimated potential refund and tax benefit may be material to the Company's financial position. The settlement should be completed in 2003; related amounts will be recorded as income when received.

NOTE 7 - BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees, agency staff, and agents. Substantially all employees who began service prior to July 1, 2001, and agents and agency staff employees who began service prior to June 1, 2000, may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and the Company pays for plan benefits on a current basis. The plan costs are recognized as benefits are earned.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                        Pension Benefits           Other Benefits
                                                    -------------------------------------------------
                                                        2002         2001         2002          2001
-----------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation, beginning of year                $ 176,846    $ 162,691    $  24,064    $  21,820
Service cost for benefits earned during the period       4,578        3,731          984          807
Interest cost on benefit obligation                     12,971       12,668        1,783        1,714
Actuarial losses                                        15,464       10,155        3,189        1,323
Benefits paid                                          (12,420)     (12,399)      (1,556)      (1,600)
-----------------------------------------------------------------------------------------------------
Benefit obligation, end of year                      $ 197,439    $ 176,846    $  28,464    $  24,064
=====================================================================================================

CHANGE IN PLAN ASSETS:
Plan assets, beginning of year                       $  89,928    $ 106,982
Actual return on plan assets                            (4,613)     (11,474)
Benefits paid                                           (5,572)      (5,580)
----------------------------------------------------------------------------
Plan assets, end of year                             $  79,743    $  89,928
============================================================================

                                                         Pension Benefits         Other Benefits
                                                     --------------------------------------------
                                                        2002          2001        2002       2001
-------------------------------------------------------------------------------------------------
FUNDED STATUS:
Funded plans:
Benefit obligation                                   $ 117,064     $   97,956
Plan assets                                            (79,743)       (89,928)
-------------------------------------------------------------------------------------------------
Benefit obligation greater than plan assets             37,321          8,028
Benefit obligation - other plans                        80,375         78,890   $ 28,464     $ 24,064
Unrecognized actuarial (losses) gains                  (34,776)        (7,600)     2,524        6,114
Unrecognized prior service cost                           --               --      1,285        1,560
                                                     ------------------------------------------------
Accrued benefit cost at September 30                    82,920         79,318     32,273       31,738
Payments subsequent to measurement date                 (1,602)        (1,712)        --         --
-----------------------------------------------------------------------------------------------------
Accrued benefit cost at December 31                  $  81,318     $   77,606   $ 32,273     $ 31,738
=====================================================================================================




The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                        Pension Benefits         Other Benefits
                                                     --------------------------------------------
                                                        2002        2001        2002       2001
-------------------------------------------------------------------------------------------------
Service cost for benefits earned during the period   $  4,578    $  3,731    $    984    $    807
Interest cost on benefit obligation                    12,971      12,668       1,783       1,714
Expected return on plan assets                         (7,407)     (9,377)       --          --
Net amortization and deferrals                            308      (1,974)       (401)       (700)
Amortization of prior service cost                       --          --          (275)       (275)
-------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
expenses)                                            $ 10,450    $  5,048    $  2,091    $  1,546
=================================================================================================


The total accumulated benefit obligation (ABO) for those defined benefit pension plans that were not separately funded was $77.0 million and $74.8 million at December 31, 2002 and 2001, respectively. The total ABO for the separately funded defined benefit pension plans was $104.9 million and $86.6 million at December 31, 2002 and 2001, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:


                                               Pension Benefits              Other Benefits
                                               ----------------              -------------
                                               2002         2001          2002           2001
                                               -----------------          -------------------

Discount rate                                  6.75%       7.5%           6.75%          7.5%
Rate of increase in
   future compensation levels                3.0%-10.0%  3.0%-10.0%
Expected long term return on plan assets       8.0%        8.5%



A minimum funding obligation liability of $22.7 million was established at December 31, 2002, for pension benefits where the excess of the ABO liability over the plan assets exceeded the accrued benefit cost. There was no minimum funding obligation liability at December 31, 2001. The change in this obligation is included, net of income tax effects of $7.9 million, as a component of other comprehensive income.

The projected health care cost trend rate (HCCTR) in 2003 for the pre-65 population was 12% and for the post-65 population, 10%. These projected rates decline linearly to 5% in 2008 and remain level thereafter. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (APBO) by about $2.4 million and increase the 2002 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.0 million and the 2002 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The Company provides employee thrift and 401(k) plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001, will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds (several of which are sponsored by an affiliate of National Life). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

NOTE 8 - DEBT


Debt consists of the following (in thousands):                                            2002                2001
---------------------------------------------------------------------------------------------------------------------

8.25% Surplus Notes:                                                                     $ 69,706           $ 69,701
      $70 million, maturing March 1, 2024 with interest payable
      semi-annually on March 1 and September 1. The notes are
      unsecured and subordinated to all present and future
      indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of
      Vermont Department of Banking, Insurance, Securities and
      Health Care Administration.

6.57% Term Note:                                                                         -                    2,400
      $4.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is
      secured by subsidiary stock, includes certain restrictive
      covenants and requires annual payments of principal.
---------------------------------------------------------------------------------------------------------------------
      Total debt                                                                        $ 69,706           $ 72,101
=====================================================================================================================
Interest paid on the surplus notes was $5.8 million in 2002 and 2001.
      Interest paid on the term note was $26 thousand and $0.2 million in 2002 and 2001, respectively.



The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 40 basis points. The outstanding balance was $-0- and $4.4 million as of December 31, 2002 and 2001, respectively, and is included in other liabilities. The Company also has a $10 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the Banknorth line of credit was $-0- as of December 31, 2002 and 2001. Total interest on the combined lines of credit was $0.1 million for 2002 and $7 thousand for 2001.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2002 and 2001, were $51.2 million and $52.9 million, respectively.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2002 and 2001, and are included in the consolidated statements of operations as change in sales practice remediation provision.

In late 1999, two lawsuits were filed in Vermont against the Company and the State of Vermont related to the Company's conversion to a mutual holding company structure. The Company and the State of Vermont specifically deny any wrongdoing and moved to dismiss these cases. These motions were granted and the case was dismissed in a May, 2001 decision by United States District Court Judge William
K. Sessions, III. The plaintiffs filed an appeal that was argued before the United States Court of Appeals, Second Circuit, which upheld the lower court's ruling. In the opinion of the Company's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on the Company's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

The Company leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc. (AITE), Livingston, New Jersey. The current lease term ends on November 1, 2006. The lease contains clauses and penalties for termination prior to the end of the lease term.

The following is a schedule of future minimum lease payments as of December 31, 2002 (in millions):

                                                          Operating
              Year                                         Leases
             -------------------------------------------------------
              2003                                         $  3.4
              2004                                            3.4
              2005                                            3.4
              2006                                            2.9
              2007 and beyond                                 -
             -------------------------------------------------------
              Total minimum lease payments                 $ 13.1
             ======================================================


The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $48.0 million. The partnership has been profitable for at least five years. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2002, the Company's portion of the partnership equity was $(7.8) million and was recorded as a liability. The negative equity is primarily due to cumulative partnership cash distributions exceeding GAAP-basis partnership earnings. In the opinion of management, sufficient collateral exists in the event the Company is required to perform on the debt guarantee.

NOTE 10 - ACQUISITION

On June 28, 2002, the Company entered into a Stock Purchase Agreement with Provident Mutual Life Insurance Company and ProvidentMutual Holding Company (Provident) through NLCAP, its wholly-owned subsidiary. The Company acquired all of the issued and outstanding capital stock of Sigma American Corporation (Sigma), thereby acquiring Provident's partnership interest in Sentinel Management Company, Sentinel Advisory Company, Sentinel Administrative Services Company, and American Guaranty & Trust Company (AG&T).

The purchase price was $14.2 million in cash. The effect of the cash purchase was to reduce minority interest by $6.6 million, record asset related purchase GAAP adjustments of $(3.9) million, and record intangible assets for the net present value of interests in various management, administrative, and service contracts of $11.5 million. The intangible assets acquired have indefinite useful lives and are assessed annually for impairment.

The Company agreed to pay Provident an annual fee equal to 0.50% of the average daily net assets of the funds for which 1717 Capital Management Company (1717 Capital) is the broker-dealer of record, a registered representative of 1717 Capital is the registered representative of record, or which are otherwise under AG&T management. This agreement is effective for the five years following the purchase date.

The results of operations of Sigma are included in the consolidated statements of operations beginning June 28, 2002. Had the purchase been made January 1, 2001, pro-forma consolidated net income would have increased by approximately $1.9 million in 2001 and $.5 million in 2002. These pro-forma results are not necessarily indicative of the actual results that might have occurred had the Company owned all of Sigma since that date. (unaudited)

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
                  OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to AITE. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. The Company's management believes that this change in operation will reduce costs and increase future operating efficiency. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001, and the final payment of benefits was made in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses. See Note 9 for minimum lease obligations for the mainframe outsourcing agreement.

NOTE 12 - NATIONAL LIFE CLOSED BLOCK

National Life established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings are recorded as a policyholder dividend obligation to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $10.9 million was required at December 31, 2002. There was no corresponding obligation required for 2001. Similarly, unrealized gains and losses on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $134.2 million and $56.7 million at December 31, 2002 and 2001, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2002 and 2001 was $145.1 million and $56.7 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2002 and 2001, and for the years then ended is as follows (in thousands):


                                                                                          2002                  2001
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Policy liabilities and accruals                                                    $     3,895,712       $     3,762,090
Other liabilities                                                                            9,346                 7,744
-------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                  $     3,905,058       $     3,769,834
=========================================================================================================================
ASSETS:
Cash and cash equivalents                                                          $        37,615       $       169,769
Available-for-sale debt and equity securities                                            2,227,844             1,940,839
Mortgage loans                                                                             437,097               407,168
Policy loans                                                                               610,672               629,998
Accrued investment income                                                                   53,017                53,907
Premiums and fees receivable                                                                16,423                18,552
Other assets                                                                               110,939               112,858
-------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       $     3,493,607       $     3,333,091
=========================================================================================================================

Excess of reported Closed Block liabilities over Closed Block assets               $       411,451         $     436,743
Closed Block accumulated other comprehensive gain represented above                      -                           700
-------------------------------------------------------------------------------------------------------------------------
Maximum future earnings to be recognized from Closed Block assets
and liabilities                                                                    $       411,451         $     437,443
=========================================================================================================================





                                                                         2002                 2001
-------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums and other income                                              $ 281,272            $ 295,418
Net investment income                                                    232,088              212,626
Net investment (loss) gain                                               (10,468)               1,269
-------------------------------------------------------------------------------------------------------------------------

Total revenues                                                           502,892              509,313
-------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Increase in policy liabilities                                            42,430               70,167
Policy benefits                                                          259,451              249,658
Policyholders' dividends                                                 129,897              115,716
Interest credited to policyholders' accounts                              12,317               11,712
Operating expenses                                                        12,913               14,976
Commission expenses                                                        5,873                7,747
-------------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                              462,881              469,976
-------------------------------------------------------------------------------------------------------------------------

Pre-tax results of operations                                             40,011               39,337

Income taxes                                                              14,019               13,768
-------------------------------------------------------------------------------------------------------------------------
Closed Block results of operations                                        25,992               25,569
=========================================================================================================================

Other comprehensive income:
Unrealized loss                                                             (700)             (12,610)
Total Closed Block comprehensive income                                $  25,292            $  12,959
=========================================================================================================================

Excess of reported Closed Block liabilities over Closed Block assets:
Beginning of year                                                      $ 436,743            $ 449,702
  Closed Block comprehensive income                                       25,292               12,959
-------------------------------------------------------------------------------------------------------------------------
End of year                                                            $ 411,451            $ 436,743
=========================================================================================================================


Amortized cost of bonds held by the Closed Block at December 31, 2002 and 2001 were $2,083.7 million and $1,873.1 million, respectively. Mortgage valuation allowances on Closed Block mortgage loans were $0.5 million and $-0- at December 31, 2002 and 2001, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
                  CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. NLVF has no significant assets or operations other than those related to investments funded by a 2002 dividend from National Life, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $10 million dividend to its parent, NLVF, during 2002. There were no dividends paid or declared in 2001 by National Life, NLVF, or NLHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to National Life's GAAP equity (both of which exclude NLVF and NLHC) at December 31 and statutory net loss to GAAP net income for the years ended December 31 is as follows (in thousands):



                                                              2002                                      2001
                                         ---------------------------------------------------------------------------------
                                                 Surplus/            Net (Loss)            Surplus/           Net (Loss)
                                                 Equity              Income                Equity             Income
                                         ---------------------------------------------------------------------------------

Statutory surplus/net loss               $       395,440             $ (75,888)        $   454,233            $ (11,836)

Asset valuation reserve                          31,972              -                     57,025                 -
Interest maintenance reserve                     66,625              10,738                55,887                 (6,014)
Surplus notes                                    (69,706)            -                     (69,701)               -
Investments                                      156,334             34,629                116,387                47,289
Other assets                                     160,355             -                     185,680                -
Policy acquisition costs                         501,598             (2,050)               477,820                13,154
Income taxes                                     (116,105)           12,147                (132,249)              (8,907)
Policy liabilities and dividends                 (154,578)           (5,630)               (167,177)              (4,845)
Sales practices litigation provision             -                   5,373                 -                      13,802
Benefit plans                                    (9,367)             23,712                (29,304)               (812)
Other comprehensive income, net                  45,944              -                     9,697                  -
Other changes, net                               (4,987)             23,322                (7,373)                6,008
                                         ---------------------------------------------------------------------------------
GAAP equity/net income                      $ 1,003,525            $ 26,353             $ 950,925              $ 47,839
                                         ==================================================================================


The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.


NOTE 15 - EVENTS SUBSEQUENT TO THE DATE OF THE INDEPENDENT ACCOUNTANT'S REPORT (UNAUDITED)

In February 2003, the Company executed amendments to existing reinsurance agreements with UNUM. Under the terms of the agreements, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force. These new agreements had no impact on the Company as of December 31, 2002.

                        NATIONAL VARIABLE LIFE INSURANCE
                                    ACCOUNT
                               (VARITRAK SEGMENT)

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                                DECEMBER 31, 2002

PRICEWATERHOUSE COOPERS


                                                     PRICEWATERHOUSE COOPERS LLP
                                                              160 FEDERAL STREET
                                                            BOSTON MA 02110-9862
                                                        Telephone (617) 428-8400
                                                        Facsimile (617) 439-7393




                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------

To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account -
VariTrak Segment:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account - VariTrak Segment (a segment within a Separate Account of National Life Insurance Company) (the Segment) at December 31, 2002, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial are free of material misstatement. An audit includes examining, on a test basis, evidence and supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
------------------------------
    PricewaterhouseCoopers LLP

April 4, 2003

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2002

TOTAL ASSETS AND NET ASSETS:

Investments in shares of mutual fund portfolios at market value (policyholder accumulation units and unit value):
Market Street Managed Fund (169,923.46 accumulation units at $12.83 unit value)                                   $  2,180,490
                                                                                                                  ============
Market Street Bond Fund (231,224.22 accumulation units at $14.34 unit value)                                      $  3,314,747
                                                                                                                  ============
Strong Capital Management Opportunity II (168,167.24 accumulation units at $10.19 unit value)                     $  1,713,267
                                                                                                                  ============
Strong Capital Managment Growth II (498,564.74 accumulation units at $7.64 unit value)                            $  3,806,663
                                                                                                                  ============
The Dreyfus Socially Responsible Growth Fund (21,009.66 accumulation units at $5.41 unit value)                   $    113,585
                                                                                                                  ============
American Century Variable Portfolios VP Value (286,595.48 accumulation units at $11.62 unit value)                $  3,329,663
                                                                                                                  ============
American Century Variable Portfolios VP Income & Growth (243,276.38 accumulation units at $8.26 unit value)       $  2,010,039
                                                                                                                  ============
Sentinel Variable Products Trust Money Market (715,356.49 accumulation units at $12.71 unit value)                $  9,093,507
                                                                                                                  ============
Sentinel Variable Products Trust Common Stock (1,065,897.34 accumulation units at $13.35 unit value)              $ 14,231,944
                                                                                                                  ============
Sentinel Variable Products Trust Small Company (310,528.99 accumulation units at $20.43 unit value)               $  6,345,084
                                                                                                                  ============
Sentinel Variable Products Trust Mid Cap Growth (407,463.84 accumulation units at $12.60 unit value)              $  5,133,073
                                                                                                                  ============
Sentinel Variable Products Trust Growth Index (57,021.77 accumulation units at $6.11 unit value)                  $    348,250
                                                                                                                  ============
Alger American Growth Fund (710,936.58 accumulation units at $12.71 unit value)                                   $  9,035,572
                                                                                                                  ============
Alger American Small Cap Fund (815,159.46 accumulation units at $6.66 unit value)                                 $  5,425,998
                                                                                                                  ============
Alger American Leveraged All Cap Fund (77,853.13 accumulation units at $5.47 unit value)                          $    425,760
                                                                                                                  ============
VIPF Equity Income Portfolio (349,925.86 accumulation units at $29.32 unit value)                                 $ 10,258,478
                                                                                                                  ============
VIPF Overseas Portfolio (432,631.73 accumulation units at $14.55 unit value)                                      $  6,292,931
                                                                                                                  ============
VIPF Growth Portfolio (375,619.02 accumulation units at $28.72 unit value)                                        $ 10,788,484
                                                                                                                  ============
VIPF High Income Portfolio (152,021.67 accumulation units at $20.06 unit value)                                   $  3,049,138
                                                                                                                  ============
VIPF Index 500 Portfolio (1,145,545.43 accumulation units at $21.59 unit value)                                   $ 24,729,920
                                                                                                                  ============
VIPF Contrafund Portfolio (432,529.90 accumulation units at $14.06 unit value)                                    $  6,081,867
                                                                                                                  ============
VIPF Investment Grade Bond Portfolio (303,436.32 accumulation units at $11.98 unit value)                         $  3,633,659
                                                                                                                  ============
JP Morgan Series Trust II International Opportunities (143,708.39 accumulation units at $7.12 unit value)         $  1,022,745
                                                                                                                  ============
JP Morgan Series Trust II Small Company (88,984.79 accumulation units at $8.90 unit value)                        $    792,314
                                                                                                                  ============
Neuberger Berman Partners Portfolio (81,603.71 accumulation units at $7.85 unit value)                            $    640,730
                                                                                                                  ============
INVESCO Variable Investment Funds Dynamics (94,022.72 accumulation units at $4.93 unit value)                     $    463,283
                                                                                                                  ============
INVESCO Variable Investment Funds Technology (184,251.42 accumulation units at $2.85 unit value)                  $    524,994
                                                                                                                  ============
INVESCO Variable Investment Funds Health Sciences (136,908.77 accumulation units at $6.86 unit value)             $    939,653
                                                                                                                  ============

The accompanying notes are an integral part of these financial statements.

    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                         STATEMENTS OF OPERATIONS

                 FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                           AMERICAN CENTURY VARIABLE
                                       MARKET STREET FUND        STRONG CAPITAL MANAGEMENT     DREYFUS          PORTFOLIOS
                                    -------------------------    -------------------------   -----------  -------------------------
                                                                  OPPORTUNITY                 SOCIALLY                  VP INCOME &
                                       MANAGED        BOND          FUND II      GROWTH II   RESPONSIBLE     VP VALUE     GROWTH
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
INVESTMENT INCOME:
Dividend income                       $  62,582    $  108,292      $   8,058       $     -      $    299      $ 23,079     $ 23,541

EXPENSES:
Mortality and expense risk
and administrative charges               19,583        25,475         15,887        38,673           858        27,208       18,939
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------

NET INVESTMENT INCOME (LOSS)             42,999        82,817         (7,829)      (38,673)         (559)       (4,129)       4,602
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:

Capital gains distributions                   -           -           36,599           -             -        149,329            -

Net realized (loss) gain
from shares sold                       (152,329)      72,589        (335,462)   (2,196,128)      (8,993)      (52,219)     (240,883)


Net unrealized (depreciation)
appreciation on investments            (151,511)       72,512       (276,079)      131,943       (23,264)     (552,440)    (228,882)
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
NET REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS             (303,840)      145,101       (574,942)   (2,064,185)      (32,257)     (455,330)    (469,765)
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------

(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS           $  (260,841)  $   227,918    $  (582,771)   $(2,102,858) $   (32,816)  $  (459,459) $  (465,163)
                                    ===========   ===========    ===========    ===========  ===========   ===========  ===========

The accompanying notes are an integral part of these financial statements.

    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF OPERATIONS

               FOR THE YEAR ENDED DECEMBER 31, 2002

                                          SENTINEL VARIABLE PRODUCTS TRUST                           ALGER AMERICAN FUND
                             -------------------------------------------------------------     -------------------------------------
                               MONEY        COMMON      SMALL       MID CAP       GROWTH                                 LEVERAGED
                               MARKET       STOCK      COMPANY      GROWTH        INDEX          GROWTH      SMALL CAP   ALL CAP
                             ----------  ----------   ----------   ----------   ----------     ----------   ----------   ----------
INVESTMENT INCOME:
Dividend income               $ 108,541  $  186,717   $   19,634   $       --   $    2,009     $    4,198   $      --    $       29

EXPENSES:
Mortality and expense risk
and administrative charges       73,932     131,923       56,328       49,702        2,597         94,664       52,864        3,404
                             ----------  ----------   ----------   ----------   ----------     ----------   ----------   ----------
NET INVESTMENT INCOME (LOSS)     34,609      54,794      (36,694)     (49,702)        (588)       (90,466)     (52,864)      (3,375)
                             ----------  ----------   ----------   ----------   ----------     ----------   ----------   ----------
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions        --            --        6,990           --           --          --             --             --

Net realized (loss) gain
from shares sold                   --      (702,389)     127,469     (966,286)     (23,527)    (3,507,665)  (1,749,085)     (51,085)


Net unrealized depreciation
on investments                     --    (2,326,926)  (1,123,627)    (553,185)     (57,970)      (757,341)     (62,386)    (107,899)
                             ----------  ----------   ----------   ----------   ----------     ----------   ----------   ----------

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS                --    (3,029,315)    (989,168)  (1,519,471)     (81,497)    (4,265,006)  (1,811,471)    (158,984)
                             ----------  ----------   ----------   ----------   ----------     ----------   ----------   ----------
INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                   $   34,609 $(2,974,521) $(1,025,862) $(1,569,173)  $   (82,085)  $(4,355,472) $(1,864,335)  $ (162,359)
                             ==========  ==========   ==========   ==========   ===========     ==========  ==========   ==========

The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                         STATEMENTS OF OPERATIONS

                 FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                               VIPF
                               -----------------------------------------------------------------------------------------------------
                                  EQUITY                                       HIGH                                      INVESTMENT
                                  INCOME        OVERSEAS       GROWTH         INCOME        INDEX 500      CONTRAFUND     GRADE BOND
                               -----------    -----------    -----------    -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Dividend income                $   187,745    $    53,427    $    30,653    $   281,840    $   319,700    $    49,839    $    87,625
                               -----------    -----------    -----------    -----------    -----------    -----------    -----------
EXPENSES:
Mortality and expense risk
and administrative charges          99,176         62,666        112,309         25,341        230,170         55,806         23,469
                               -----------    -----------    -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)        88,569         (9,239)       (81,656)       256,499         89,530         (5,967)        64,156
                               -----------    -----------    -----------    -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:

Capital gains distributions        255,542           --             --             --             --             --             --

Net realized (loss) gain
from shares sold                  (811,286)    (1,343,325)    (3,274,233)      (728,124)    (3,781,976)      (714,827)        45,360


Net unrealized (depreciation)
appreciation on investments     (1,679,613)      (275,528)    (1,314,728)       546,241     (3,061,487)        49,016        135,088

NET REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS      (2,235,357)    (1,618,853)    (4,588,961)      (181,883)    (6,843,463)      (665,811)       180,448
                               -----------    -----------    -----------    -----------    -----------    -----------    -----------
(DECREASE) INCREASE IN
NET ASSETS RESULTING FROM
OPERATIONS                     $(2,146,788)   $(1,628,092)   $(4,670,617)   $    74,616    $(6,753,933)   $  (671,778)   $   244,604
                               -----------    -----------    -----------    -----------    -----------    -----------    -----------

The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                         STATEMENTS OF OPERATIONS

                 FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                   NEUBERGER
                                 JP MORGAN SERIES TRUST II         BERMAN         INVESCO VARIABLE INVESTMENT FUNDS
                                 --------------------------       -----------    -------------------------------------
                                  INTERNATIONAL     SMALL          PARTNERS                                   HEALTH
                                  OPPORTUNITIES     COMPANY        PORTFOLIO     DYNAMICS    TECHNOLOGY       SCIENCES
                                 --------------   ---------       -----------    -------------------------------------
INVESTMENT INCOME:
Dividend income                      $   4,470    $   2,167         $   3,465       $    --      $    --      $    --
                                     ---------    ---------         ---------       ---------    ---------    ---------
EXPENSES:
Mortality and expense risk
and administrative charges               8,887        8,800             5,766           3,824        4,899        6,760
                                     ---------    ---------         ---------       ---------    ---------    ---------
NET INVESTMENT (LOSS) INCOME            (4,417)      (6,633)           (2,301)         (3,824)      (4,899)      (6,760)
                                     ---------    ---------         ---------       ---------    ---------    ---------
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions               --           --                --              --           --           --

Net realized loss from
shares sold                           (128,316)    (168,580)          (40,867)        (73,954)    (162,445)     (42,659)
                                     ---------    ---------         ---------       ---------    ---------    ---------
Net unrealized depreciation
on investments                         (77,989)     (54,027)         (130,807)        (93,060)    (188,083)    (161,901)
                                     ---------    ---------         ---------       ---------    ---------    ---------
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS                   (206,305)    (222,607)         (171,674)       (167,014)    (350,528)    (204,560)
                                     ---------    ---------         ---------       ---------    ---------    ---------
DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $(210,722)   $(229,240)        $(173,975)      $(170,838)   $(355,427)   $(211,320)
                                     =========    =========         =========       =========    =========    =========


The accompanying notes are an integral part of these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                         MARKET                    STRONG CAPITAL                            AMERICAN CENTURY
                                      STREET FUND                   MANAGEMENT               DREYFUS         VARIABLE PORTFOLIOS
                              --------------------------    ---------------------------     -----------   --------------------------
                                                                            OPPORTUNITY       SOCIALLY                  VP INCOME &
                                MANAGED          BOND          FUND II       GROWTH II      RESPONSIBLE       VP VALUE    GROWTH
                              -----------    -----------    -----------     -----------     -----------   -----------    -----------
NET INVESTMENT INCOME (LOSS)  $    42,999    $    82,817    $    (7,829)    $   (38,673)    $      (559)  $    (4,129)  $     4,602
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:

Capital gains distributions          --             --           36,599            --              --         149,329          --

Net realized (loss) gain from    (152,329)        72,589       (335,462)     (2,196,128)         (8,993)      (52,219)     (240,883)
shares sold

Net unrealized (depreciation)
appreciation on investments      (151,511)        72,512       (276,079)        131,943         (23,264)     (552,440)     (228,882)
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
Net realized and unrealized
(loss) gain on investments       (303,840)       145,101       (574,942)     (2,064,185)        (32,257)     (455,330)     (469,765)
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
(DECREASE) INCREASE IN NET
ASSETS RESULTING FROM
OPERATIONS                       (260,841)       227,918       (582,771)     (2,102,858)        (32,816)     (459,459)     (465,163)
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------

ACCUMULATION UNIT
TRANSACTIONS:
Participant deposits              495,358        721,274        595,533       1,780,563          54,280     1,005,505       702,140
Transfers between investment
sub-accounts and general
account, net                      114,089        437,262        125,048         (93,749)         18,029       697,691      (174,645)

Surrenders and lapses             (96,064)      (112,073)       (49,263)       (300,832)         (3,701)      (72,273)      (57,852)
Contract benefits                    --             (663)          (602)           --              --            (539)         --
Loan collateral interest
received                            3,147            965            647           3,080           1,491           978         1,213
Transfers for policy loans        (16,778)       (37,211)       (36,110)        (27,335)         (1,916)      (85,944)       (1,622)
Contract charges                 (298,591)      (279,849)      (209,159)       (638,631)        (15,339)     (380,970)     (265,830)
Miscellaneous                         959          1,713            635          (2,867)            (10)        2,616           948
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
Total net accumulation unit
transactions                      202,120        731,418        426,729         720,229          52,834     1,167,064       204,352
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
(Decrease) increase in
net assets                        (58,721)       959,336       (156,042)     (1,382,629)         20,018       707,605      (260,811)

Net assets, beginning of
period                          2,239,211      2,355,411      1,869,309       5,189,292          93,567     2,622,058     2,270,850
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------

NET ASSETS, END OF PERIOD     $ 2,180,490    $ 3,314,747    $ 1,713,267     $ 3,806,663     $   113,585   $ 3,329,663   $ 2,010,039
                              ===========    ===========    ===========     ===========     ===========   ===========  ============
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
Beginning balance              155,194.83     177,640.76     133,076.38      420,672.57       12,187.45    195,446.31    219,624.77
Units issued                    36,097.10      52,840.31      48,971.99      192,566.43        9,063.66     78,531.21     81,265.36
Units transferred                8,313.75      32,033.68      10,282.97      (10,138.88)       3,010.48     54,490.55    (20,213.33)
Units redeemed                 (29,682.22)    (31,290.53)    (24,164.10)    (104,535.38)      (3,251.93)   (41,872.59)   (37,400.42)
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
Ending balance                 169,923.46     231,224.22     168,167.24      498,564.74       21,009.66    286,595.48    243,276.38
                              ===========    ===========    ===========     ===========     ===========   ===========   ===========

The accompanying notes are an integral part of these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                 SENTINEL VARIABLE PRODUCTS ALGER AMERICAN FUND

                                   TRUST
                                   MONEY        COMMON        SMALL       MID CAP      GROWTH                             LEVERAGED
                                   MARKET        STOCK       COMPANY      GROWTH       INDEX       GROWTH     SMALL CAP   ALL CAP
                                 ---------    ---------     ---------    ---------   ---------    ---------   ---------   ---------
NET INVESTMENT
INCOME (LOSS)                    $  34,609    $  54,794     $ (36,694)   $ (49,702)  $    (588)   $ (90,466)  $ (52,864)  $  (3,375)

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains
distributions                           -             -         6,990            -            -           -           -           -

Net realized (loss)
gain from shares sold                   -       (702,389)     127,469     (966,286)    (23,527)  (3,507,665)  (1,749,085)   (51,085)

Net unrealized
depreciation on
investments                            -     (2,326,926)   (1,123,627)    (553,185)    (57,970)    (757,341)    (62,386)   (107,899)
                                 ---------    ---------     ---------    ---------   ---------    ---------   ---------   ---------
Net realized and
unrealized loss on
investments                           -      (3,029,315)     (989,168)  (1,519,471)    (81,497)  (4,265,006) (1,811,471)   (158,984)
                                 ---------    ---------     ---------    ---------   ---------    ---------   ---------   ---------
INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS                     34,609   (2,974,521)   (1,025,862)  (1,569,173)    (82,085)  (4,355,472) (1,864,335)   (162,359)
                                 ---------    ---------     ---------    ---------   ---------    ---------   ---------   ---------
ACCUMULATION UNIT
TRANSACTIONS:
Participant deposits              8,134,818   3,633,480     1,809,536    1,869,972     147,196    3,297,843   1,824,467     258,521

Transfers between
investment sub-accounts
and general account, net        (5,574,500)     898,455       898,507     (247,621)    129,720     (601,461)   (271,349)     67,601

Surrenders and lapses             (691,137)    (836,688)     (360,148)    (269,818)    (10,195)    (673,606)   (305,608)     (3,834)
Contract benefits                  (10,101)     (27,808)       (3,555)        (682)         -        (3,194)     (2,442)       (751)
Loan collateral
interest received                   19,157       21,364         6,765        8,183         312       23,226      12,553         234
Transfers for policy loans         477,253     (143,600)      (89,439)     (49,155)     (1,550)     (43,617)    (73,527)     (9,692)
Contract charges                (1,509,694)  (1,602,452)     (712,889)    (730,917)    (50,520)  (1,278,848)   (687,724)    (68,501)
Miscellaneous                          494        1,631         2,951        3,404         (23)      (4,308)      1,683         242
                                 ---------    ---------     ---------    ---------   ---------    ---------   ---------   ---------
Total net accumulation
unit transactions                  846,290    1,944,382     1,551,728      583,366     214,940      716,035     498,053     243,820

Increase (decrease) in
net assets                         880,899   (1,030,139)      525,866      985,807)    132,855   (3,639,437) (1,366,282)     81,461

Net assets, beginning
of period                        8,212,608   15,262,083     5,819,218    6,118,880     215,395   12,675,009   6,792,280     344,299
                                 ---------    ---------     ---------    ---------   ---------    ---------   ---------   ---------
NET ASSETS, END OF
PERIOD                          $9,093,507   $4,231,944    $6,345,084   $5,133,073   $ 348,250   $9,035,572   $5,425,998    $425,760
                                 =========    =========     =========    =========   =========    =========   ==========  ==========
UNITS ISSUED,
TRANSFERRED AND REDEEMED:
Beginning balance              648,822.71    936,487.81   242,948.99   365,419.20   26,550.18   662,300.07   746,095.47   41,236.81
Units issued                   639,544.55    241,828.48    78,807.91   134,773.53   20,867.66   224,005.22   252,995.12   38,824.09
Units transferred             (438,257.02)    59,797.22    39,131.28   (17,846.66)  18,390.13   (40,854.10)  (37,627.41)  10,152.16
Units redeemed                (134,753.75)  (172,216.17)  (50,359.19)  (74,882.23)  (8,786.20) (134,514.61) (146,303.72) (12,359.93)
                                =========     =========    =========    =========   =========    =========   ==========  ==========
Ending balance                 715,356.49  1,065,897.34   310,528.99   407,463.84   57,021.77   710,936.58   815,159.46   77,853.13
                                 ========     =========    =========    =========   =========    =========   ==========  ==========


The accompanying notes are an integral part of these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                               VIPF
                              -----------------------------------------------------------------------------------------------------
                                EQUITY                                          HIGH                                     INVESTMENT
                                INCOME         OVERSEAS       GROWTH           INCOME         INDEX 500   CONTRAFUND     GRADE BOND
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
NET INVESTMENT INCOME (LOSS)  $    88,569    $    (9,239)   $   (81,656)   $   256,499     $    89,530    $    (5,967)  $    64,156

REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:

Capital gains distributions       255,542           --             --             --             --             --             --

Net realized (loss) gain from
shares sold                      (811,286)    (1,343,325)    (3,274,233)       (728,124)     (3,781,976)     (714,827)       45,360

Net unrealized (depreciation)
appreciation on investments    (1,679,613)      (275,528)    (1,314,728)        546,241      (3,061,487)       49,016       135,088
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------

Net realized and unrealized
(loss) gain on investments     (2,235,357)    (1,618,853)    (4,588,961)      (181,883)      (6,843,463)     (665,811)      180,448
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
(DECREASE) INCREASE IN
NET ASSETS RESULTING FROM
OPERATIONS                     (2,146,788)    (1,628,092)    (4,670,617)         74,616      (6,753,933)     (671,778)      244,604
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
ACCUMULATION UNIT
TRANSACTIONS:
Participant deposits            2,360,703      1,816,178      3,555,931        814,406        8,763,913     1,754,886     1,105,604
Transfers between investment
sub-accounts and general           13,123         (9,549)      (255,129)        (6,933)         435,171      (132,244)      715,969
account, net
Surrenders and lapses            (403,591)      (339,992)      (812,065)      (127,407)      (1,068,077)#    (286,711)    # (81,292)
Contract benefits                  (1,649)       (25,582)        (8,647)       (19,395)         (10,375)       (1,054)           -
Loan collateral interest
received                           20,182         10,075         21,729          3,824           40,065         8,708           106
Transfers for policy loans       (166,111)       (90,777)      (129,209)        (1,086)        (267,980)      (70,684)      (36,598)
Contract charges               (1,196,871)      (756,231)    (1,431,742)      (338,901)      (3,277,017)     (727,368)     (320,104)
Miscellaneous                       2,604             26          3,280            235            6,585         2,149          (408)
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
Total net accumulation unit
transactions                      628,390        604,148        944,148         324,743       4,622,285       547,682     1,383,277
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
(Decrease) increase in
net assets                     (1,518,398)    (1,023,944)    (3,726,469)        399,359      (2,131,648)     (124,096)    1,627,881

Net assets, beginning
of period                      11,776,876      7,316,875     14,514,953       2,649,779      26,861,568     6,205,963     2,005,778
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
NET ASSETS, END OF PERIOD     $10,258,478    $ 6,292,931    $10,788,484     $ 3,049,138     $24,729,920   $ 6,081,867   $ 3,633,659
                              ===========    ===========    ===========     ===========     ===========   ===========   ===========
UNITS ISSUED, TRANSFERRED                                                                                                         #
AND REDEEMED:
Beginning balance              330,661.91     397,433.34     350,066.18      135,440.87     958,812.21    396,521.89     183,172.48
Units issued                    72,369.80     105,812.72      96,239.29       41,582.13     354,048.64    115,377.08      96,122.60
Units transferred                  402.30        (556.34)     (6,904.92)        (353.99)     17,580.24     (8,694.54)     62,247.25
Units redeemed                 (53,508.15)    (70,057.99)    (63,781.53)     (24,647.34)    (184,895.66)   (70,674.53)   (38,106.01)
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
Ending balance                 349,925.86     432,631.73     375,619.02      152,021.67    1,145,545.43    432,529.90    303,436.32
                              ===========    ===========    ===========     ===========     ===========   ===========   ===========

The accompanying notes are an integral part of these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                     NEUBERGER
                                     JP MORGAN SERIES TRUST II        BERMAN         INVESCO VARIABLE INVESTMENT FUNDS
                                     --------------------------    -----------    -----------------------------------------
                                     INTERNATIONAL      SMALL        PARTNERS                                      HEALTH
                                     OPPORTUNITIES     COMPANY       PORTFOLIO      DYNAMICS     TECHNOLOGY        SCIENCES
                                     ---------        ---------     ---------      ---------      ---------       ---------
NET INVESTMENT (LOSS) INCOME         $    (4,417)   $    (6,633)   $    (2,301)   $    (3,824)   $    (4,899)   $    (6,760)

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions                 --             --             --             --             --             --

Net realized loss from shares sold      (128,316)      (168,580)       (40,867)       (73,954)      (162,445)       (42,659)

Net unrealized depreciation
on investments                           (77,989)       (54,027)      (130,807)       (93,060)      (188,083)      (161,901)
                                     -----------    -----------    -----------    -----------    -----------    -----------

Net realized and unrealized
loss on investments                     (206,305)      (222,607)      (171,674)      (167,014)      (350,528)      (204,560)
                                     -----------    -----------    -----------    -----------    -----------    -----------

DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS               (210,722)      (229,240)      (173,975)      (170,838)      (355,427)      (211,320)
                                     -----------    -----------    -----------    -----------    -----------    -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                     417,508        289,732        231,230        230,875        307,864        504,979
Transfers between investment
sub-accounts and general account,         59,258        (55,094)        54,109        146,046        178,654        222,395
net
Surrenders and lapses                    (58,399)      (246,828)       (94,378)       (15,025)       (94,584)       (24,768)
Contract benefits                           --             (750)          --             --             --             --
Loan collateral interest received            235            193            939             80            859            307
Transfers for policy loans                (3,986)       (12,455)        (6,517)        (1,755)          (287)        (3,022)
Contract charges                        (133,165)      (148,279)       (80,434)       (75,250)      (103,083)      (126,099)
Miscellaneous                                621         (3,773)           864          1,256           (564)           316

Total net accumulation unit              282,072       (177,254)       105,813        286,227        288,859        574,108
transactions

Increase (decrease) in net assets         71,350       (406,494)       (68,162)       115,389        (66,568)       362,788

Net assets, beginning of period          951,395      1,198,808        708,892        347,894        591,562        576,865
                                     -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS, END OF PERIOD            $ 1,022,745    $   792,314    $   640,730    $   463,283    $   524,994    $   939,653
                                     ===========    ===========    ===========    ===========    ===========    ===========
UNITS ISSUED, TRANSFERRED AND                                                                                         #
REDEEMED:
Beginning balance                     108,233.14     104,544.72      67,876.05      47,653.07     109,370.66      62,931.73
Units issued                           52,508.57      25,433.59      29,998.66      37,402.46      79,807.41      65,069.38
Units transferred                       7,452.68      (4,836.33)      7,019.84      23,659.90      46,312.38      28,656.85
Units redeemed                        (24,486.00)    (36,157.19)    (23,290.84)    (14,692.71)    (51,239.03)    (19,749.19)
                                     -----------    -----------    -----------    -----------    -----------    -----------
Ending balance                        143,708.39      88,984.79      81,603.71      94,022.72     184,251.42     136,908.77
                                     ===========    ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                       MARKET STREET FUND        STRONG CAPITAL MANAGEMENT     DREYFUS          PORTFOLIOS
                                    -------------------------    -------------------------   -----------  -------------------------
                                                                  OPPORTUNITY                 SOCIALLY                  VP INCOME &
                                       MANAGED        BOND          FUND II      GROWTH II   RESPONSIBLE     VP VALUE     GROWTH
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
NET INVESTMENT
INCOME (LOSS)                       $    63,285   $   127,526    $    (7,183)  $   (45,989)  $      (336)  $    (1,807) $      (714)

REALIZED AND
UNREALIZED (LOSS)
GAIN ON INVESTMENTS:

Capital gains
distributions                           116,019            -         280,759            -            -            -             -

Net realized (loss)
gain from shares sold                  (123,657)        8,799        (39,062)   (1,574,516)       (6,972)      108,922     (108,291)

Net unrealized
(depreciation)
appreciation
on investments                         (226,314)        7,917       (301,169)     (341,632)       (2,846)      103,118      (83,363)
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
Net realized and
unrealized (loss)
gain on investments                    (233,952)       16,716        (59,472)   (1,916,148)       (9,818)      212,040     (191,654)
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
(DECREASE) INCREASE
IN NET ASSETS RESULTING
FROM OPERATIONS                        (170,667)      144,242        (66,655)   (1,962,137)      (10,154)      210,233     (192,368)
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
ACCUMULATION UNIT
TRANSACTIONS:
Participant deposits                    482,846       521,972        483,712     2,137,272       55,027        466,276      587,190
Transfers between
investment sub-accounts
and general account, net                (25,228)     (230,330)       355,534       207,254       79,034      1,165,410      473,673

Surrenders and lapses                   (50,483)      (54,298)       (20,705)      (92,604)         (52)       (16,774)     (53,979)
Contract benefits                            -       (175,920)           -             -             -              -            -
Loan collateral
interest received                        10,693           790            625         2,976           -             361        1,262
Transfers for
policy loans                            (39,468)      (10,360)       (18,990)      (29,828)     (23,379)        (6,549)     (22,927)
Contract charges                       (262,313)     (213,115)      (155,424)     (681,594)      (9,400)      (177,286)    (223,787)
Miscellaneous                             1,710         2,437           (542)       27,930         1,229          (884)     (13,717)
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
Total net
accumulation unit
transactions                            117,757      (158,824)       644,210     1,571,406       102,459     1,430,554      747,715
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
(Decrease) increase
in net assets                           (52,910)      (14,582)       577,555      (390,731)       92,305     1,640,787      555,347

Net assets,
beginning of period                   2,292,121     2,369,993      1,291,754     5,580,023         1,262       981,271    1,715,503
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
NET ASSETS, END
OF PERIOD                           $ 2,239,211   $ 2,355,411    $ 1,869,309   $  5,189,292  $    93,567   $ 2,622,058  $ 2,270,850
                                    ===========   ===========    ===========   ===========   ===========   ===========  ===========
UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
Beginning balance                    146,384.46    190,248.93      87,758.65    310,343.25        126.14     81,781.60   150,691.05
Units issued                          36,125.68     41,436.51      34,027.30    150,059.10      6,477.69     37,047.97    54,134.52
Units transferred                     (1,887.51)   (18,284.64)     25,010.47     14,551.42      9,303.76     92,597.69    43,669.10
Units redeemed                       (25,427.80)   (35,760.04)    (13,720.04)   (54,281.20)    (3,720.14)   (15,980.95)  (28,869.90)
                                    -----------   -----------    -----------   -----------   -----------   -----------  -----------
Ending balance                       155,194.83    177,640.76     133,076.38    420,672.57     12,187.45    195,446.31   219,624.77
                                    ===========   ===========    ===========   ===========   ===========   ===========  ===========


            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                            SENTINEL VARIABLE PRODUCTS TRUST                         ALGER AMERICAN FUND
                               -------------------------------------------------------------   -------------------------------------
                                 MONEY        COMMON      SMALL       MID CAP       GROWTH                               LEVERAGED
                                 MARKET       STOCK      COMPANY      GROWTH        INDEX        GROWTH      SMALL CAP   ALL CAP
                               ----------  ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET INVESTMENT
INCOME (LOSS)                  $  180,931  $   36,512   $  (25,659)  $  (49,390)  $     (332)  $  (80,765)  $  (56,868)  $   (1,572)

REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:

Capital gains distributions           -        56,672          608          -            -      1,554,487           -         5,768

Net realized (loss) gain from
shares sold                           -       (38,106)      42,745     (410,852)      (3,986)  (1,225,664)  (3,674,553)     (14,797)

Net unrealized (depreciation)
appreciation on investments           -    (1,379,507)     299,844   (1,017,932)       4,297   (1,896,433)   1,219,114       (4,110)
                               ----------  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net realized and unrealized
(loss) gain on investments            -    (1,360,941)     343,197   (1,428,784)         311   (1,567,610)  (2,455,439)     (13,139)
                               ----------  ----------   ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS                   180,931  (1,324,429)     317,538   (1,478,174)         (21)  (1,648,375)  (2,512,307)     (14,711)
                               ----------  ----------   ----------   ----------   ----------   ----------   ----------   ----------
ACCUMULATION UNIT
TRANSACTIONS:
Participant deposits           14,643,714   3,570,695    1,316,565    1,948,649        84,962   3,620,809    2,175,896      120,110
Transfers between investment
sub-accounts and general      (11,267,471)     (8,239)     924,061    1,267,237       141,841   1,154,120      (96,184)     226,314
account, net
Surrenders and lapses           (688,195)    (405,056)     (86,149)    (131,013)        (113)    (379,254)    (253,473)        (663)
Contract benefits                     -       (91,931)         -         (2,981)         -        (10,489)         -            -
Loan collateral interest           9,875       12,707        4,147        5,269          -         18,700       13,203           70
received
Transfers for policy loans       315,811     (292,397)     (76,208)     (73,254)        (159)    (158,115)     (19,597)      (1,616)
Contract charges              (1,321,026)  (1,340,883)    (496,425)    (662,226)     (15,328)  (1,333,861)    (712,358)     (27,326)
Miscellaneous                     (5,898)       3,021       (5,555)     (76,311)         764      (15,453)      47,267          316
                               ----------  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total net accumulation unit
transactions                    1,686,810   1,447,917    1,580,436    2,275,370      211,967    2,896,457    1,154,754      317,205
                               ----------  ----------   ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net
assets                          1,867,741     123,488    1,897,974      797,196      211,946    1,248,082   (1,357,553)     302,494

Net assets, beginning of
period                          6,344,867  15,138,595    3,921,244    5,321,684        3,449   11,426,927    8,149,833       41,805
                               ----------  ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS,
END OF PERIOD                  8,212,608   $15,262,083  $ 5,819,218  $6,118,880   $  215,395   $12,675,009  $6,792,280      344,299
                              ==========   ===========  ===========  ==========   ==========   ===========  ==========   ==========
UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
Beginning balance              513,881.99   846,021.72   170,919.67  238,539.67       364.66    521,810.43   625,348.27    4,171.62
Units issued                  ,171,461.70   223,097.61    60,003.24  108,660.86    10,495.85    175,623.58   227,523.22   14,034.77
Units transferred             (901,370.43)     (514.77)   42,114.64   70,663.86    17,522.45     55,979.39   (10,057.51)  26,444.64
Units redeemed                (135,150.55) (132,116.75)  (30,088.56) (52,445.19)   (1,832.78)   (91,113.33)  (96,718.51)  (3,414.22)
                               ----------   ----------   ----------  ----------   ----------    ----------   ----------   ----------
Ending balance                 648,822.71   936,487.81   242,948.99  365,419.20    26,550.18    662,300.07   746,095.47    41,236.81
                               ==========   ==========   ==========  ==========   ==========    ==========   ==========   ==========


The accompanying notes are an integral part of these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                               VIPF
                              -----------------------------------------------------------------------------------------------------
                                EQUITY                                          HIGH                                     INVESTMENT
                                INCOME         OVERSEAS       GROWTH           INCOME         INDEX 500   CONTRAFUND     GRADE BOND
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
NET INVESTMENT
INCOME (LOSS)                 $    89,116    $   331,259    $  (118,528)    $   287,778     $    37,323   $    (7,258)  $    (2,874)

REALIZED AND UNREALIZED
(LOSS) GAIN ON
INVESTMENTS:

Capital gains
distributions                    540,751        631,714       1,049,485              -               -        163,679            -

Net realized (loss)
gain from
shares sold                      (75,192)      (952,595)       (924,057)       (497,216)     (1,310,158)     (496,050)       18,803

Net unrealized
(depreciation)
appreciation on
investments                    (1,225,070)    (1,898,571)    (3,005,137)       (149,840)     (1,908,136)     (501,058)       49,835
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
Net realized and
unrealized
(loss) gain on
investments                      (759,511)    (2,219,452)    (2,879,709)       (647,056)     (3,218,294)     (833,429)       68,638
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------

(DECREASE) INCREASE
IN NET ASSETS
RESULTING FROM OPERATIONS        (670,395)    (1,888,193)    (2,998,237)       (359,278)     (3,180,971)     (840,687)       65,764
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
ACCUMULATION UNIT
TRANSACTIONS:
Participant deposits            2,342,981      1,954,485      3,984,768         756,440       8,526,988     1,747,902       412,184
Transfers between
investment
sub-accounts and
general account, net               51,293       (463,075)      (140,864)        151,242       2,507,976       (67,228)    1,604,793

Surrenders and lapses            (361,419)      (188,584)      (641,192)        (67,171)       (478,423)     (170,903)      (51,026)
Contract benefits                  (3,668)        (2,159)       (17,168)         (1,274)       (132,070)       (1,539)           -
Loan collateral interest
received                           17,667          7,837         18,622           2,927          21,769         7,147           197
Transfers for policy loans        (87,860)       (72,983)      (128,393)        (29,924)       (311,880)      (76,164)       (2,151)
Contract charges               (1,109,720)      (731,071)    (1,480,583)       (282,501)     (2,912,326)     (655,741)     (132,025)
Miscellaneous                         221         13,052         43,466           3,897          29,241        10,933         2,349
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
Total net accumulation
unit transactions                 849,495        517,502      1,638,656         533,636       7,251,275       794,407     1,834,321
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------

Increase (decrease) in
net assets                        179,100     (1,370,691)    (1,359,581)        174,358       4,070,304       (46,280)    1,900,085

Net assets, beginning
of period                      11,597,776      8,687,566     15,874,534       2,475,421      22,791,264     6,252,243       105,693
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
NET ASSETS, END OF PERIOD     $11,776,876     $7,316,875    $14,514,953      $2,649,779     $26,861,568    $6,205,963    $2,005,778
                              ===========    ===========    ===========     ===========     ===========   ===========   ===========
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
Beginning balance              306,718.60     368,660.73     312,451.79      110,682.45      708,662.37    347,419.06     10,375.18
Units issued                    66,037.73     108,667.47      91,468.02       35,095.57      294,158.57    108,039.00     38,828.69
Units transferred                1,445.71     (25,746.52)     (3,233.45)       7,016.98       86,518.55     (4,155.41)   151,175.23
Units redeemed                 (43,540.13)    (54,148.34)    (50,620.18)     (17,354.13)    (130,527.28)   (54,780.76)   (17,206.62)
                              -----------    -----------    -----------     -----------     -----------   -----------   -----------
Ending balance                 330,661.91     397,433.34     350,066.18      135,440.87      958,812.21    396,521.89    183,172.48
                              ===========    ===========    ===========     ===========     ===========   ===========   ===========



The accompanying notes are an integral part of these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                       NEUBERGER
                                     JP MORGAN SERIES TRUST II          BERMAN            INVESCO VARIABLE INVESTMENT FUNDS
                                     ----------------------------    -----------    ---------------------------------------------
                                     INTERNATIONAL        SMALL        PARTNERS                                       HEALTH
                                     OPPORTUNITIES       COMPANY       PORTFOLIO      DYNAMICS       TECHNOLOGY       SCIENCES
                                     -------------   -------------   -------------  -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)          $     2,272     $    (9,691)     $    (3,334)   $    (2,006)    $    (4,149)    $    (1,422)

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions                22,221               -           21,982              -               -               -

Net realized loss from shares sold       (158,048)       (173,520)         (24,466)       (46,067)       (202,318)        (13,918)

Net unrealized (depreciation)
appreciation on investments               (30,128)         64,923          (13,678)       (12,112)        (13,802)          8,082
                                     -------------   -------------   -------------  -------------   -------------   -------------
Net realized and unrealized
loss on investments                      (165,955)       (108,597)         (16,162)       (58,179)       (216,120)         (5,836)
                                     -------------   -------------   -------------  -------------   -------------   -------------
DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                (163,683)       (118,288)         (19,496)       (60,185)       (220,269)         (7,258)
                                     -------------   -------------   -------------  -------------   -------------   -------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                      337,754         378,418          177,970        136,499         207,768         210,808
Transfers between investment
sub-accounts and
general account, net                      232,540        (119,292)          59,490        239,024         707,767         351,771
Surrenders and lapses                     (49,896)        (39,464)          (6,318)          (431)         (8,260)           (725)
Contract benefits                               -               -           (7,905)             -               -               -
Loan collateral interest received             304             117              786             29              14              66
Transfers for policy loans                 (1,714)         (3,025)         (10,775)          (668)        (50,357)         (3,736)
Contract charges                         (103,786)       (173,762)         (67,758)       (33,547)        (63,839)        (55,548)
Miscellaneous                               1,142          (1,956)             680            445             787             351
                                     -------------   -------------   -------------  -------------   -------------   -------------
Total net accumulation unit
transactions                              416,344          41,036          146,170        341,351         793,880         502,987
                                     -------------   -------------   -------------  -------------   -------------   -------------
Increase (decrease) in net assets         252,661         (77,252)         126,674        281,166         573,611         495,729

Net assets, beginning of period           698,734       1,276,060          582,218         66,728          17,951          81,136
                                     -------------   -------------   -------------  -------------   -------------   -------------
NET ASSETS, END OF PERIOD            $     951,395     $ 1,198,808       $ 708,892    $   347,894     $   591,562     $   576,865
                                     =============   =============   =============  =============   =============   =============
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                        63,697.97      101,429.54      53,684.87        6,237.46        1,781.84        7,667.98
Units issued                             36,128.61       28,726.98      17,278.54       16,561.22       28,157.30       23,161.71
Units transferred                        24,874.16       (9,055.85)      5,775.69       29,000.43       95,918.55       38,649.48
Units redeemed                          (16,467.60)     (16,555.95)     (8,863.05)      (4,146.04)     (16,487.03)      (6,547.44)
                                     -------------   -------------   -------------  -------------   -------------   -------------
Ending balance                          108,233.14      104,544.72       67,876.05      47,653.07      109,370.66       62,931.73
                                     =============   =============   =============  =============   =============   =============

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT

(A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios, for mutual fund portfolios within the Sentinel Variable Products Trust (SVPT), and for the SVPT Money Market Fund.

National Life maintains three segments within the Variable Account. The VariTrak Segment (the Segment) within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, Inc. (MSF), Strong Capital Management, Dreyfus, American Century Variable Portfolios (ACVP), SVPT, Alger American Fund, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (VIPF), JP Morgan Series Trust II, Neuberger Berman Management, Inc., and INVESCO Variable Investment Funds. Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-eight sub-accounts within the Segment as of December 31, 2002. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Managed Fund, Market Street Bond Fund, Strong Capital Management Opportunity Fund II, Strong Capital Management Growth II*, Dreyfus Socially Responsible Growth Fund, ACVP VP Value, ACVP VP Income & Growth, SVPT Money Market Fund, SVPT Common Stock Fund, SVPT Small Company Fund, SVPT Mid Cap Growth Fund, SVPT Growth Index Fund, Alger American Growth Fund, Alger American Small Cap Fund, Alger American Leveraged All Cap Fund, VIPF Equity Income, VIPF Overseas, VIPF Growth, VIPF High Income, VIPF Index 500, VIPF Contrafund, VIPF Investment Grade Bond, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Neuberger Berman Partners Portfolio, INVESCO Variable Investment Funds Dynamics, INVESCO Variable Investment Funds Technology, and INVESCO Variable Investment Funds Health Sciences. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

*Strong Capital Management Mid Cap Growth was renamed Growth II during 2002.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

FEDERAL INCOME TAXES

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.


NOTE 3 - CHARGES AND EXPENSES

Mortality and expense risk charges are deducted daily from each sub-account based on an annual rate of .9% of each sub-account's net asset value. Such charges reimburse National Life for its assumption of mortality and expense risk. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors. As partial compensation for administrative services provided, National Life also deducts a monthly administrative charge of $7.50 from each policyholder's accumulated account value.

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2002, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .50% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2002, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2003.

Certain deferred administrative and sales charges are deducted from the policyholder's accumulated account value if the underlying variable life insurance policy is surrendered or lapsed prior to the end of the fifteenth policy year.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2002 are set forth below:

Portfolio                                      Shares       Cost
---------                                      -------   -----------
Market Street Fund
Managed                                        175,422   $ 2,498,012
Bond                                           289,751     3,121,250
Strong Capital Managment
Opportunity Fund II                            123,523     2,386,795
Growth II                                      372,108     5,775,439
Dreyfus Socially Responsible Growth Fund         6,010       139,735
American Century Variable Portfolios
VP Value                                       544,063     3,669,855
VP Income & Growth                             389,542     2,432,891
Sentinel Variable Products Trust
Money Market                                 9,093,507     9,093,507
Common Stock                                 1,836,380    17,238,613
Small Company                                  656,841     6,911,823
Mid Cap Growth                                 880,459     6,651,398
Growth Index                                    56,442       402,225
Alger American Fund
Growth                                         366,852    13,877,479
Small Cap                                      444,390     8,010,535
Leveraged All Cap                               20,420       537,739
VIPF
Equity Income                                  564,894    12,526,603
Overseas                                       573,127     8,944,139
Growth                                         460,260    16,526,755
High Income                                    514,188     3,321,575
Index 500                                      247,497    31,019,646
Contrafund                                     336,015     6,989,468
Investment Grade Bond                          265,231     3,446,972
JP Morgan Series Trust II
International Opportunities                    142,048     1,213,519
Small Company                                   76,626       914,046
Neuberger Berman Partners Portfolio             56,204       789,664
INVESCO Variable Investment Funds
Dynamics                                        54,249       568,551
Technology                                      64,259       728,683
Health Sciences                                 68,338     1,091,348
                                                        ------------
Total                                                   $170,828,265
                                                        ============


The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2002 aggregated the following:
                                                                        Sales
Portfolio                                              Purchases       Proceeds
---------                                              ---------      ----------
Market Street Fund
Managed                                              $   917,368     $   672,250
Bond                                                   1,756,331         942,096
Strong Capital Management
Opportunity Fund II                                      986,061         530,564
Growth II                                              2,282,391       1,600,833
Dreyfus Socially Responsible Growth Fund                  77,308          25,036
American Century Variable Portfolios
VP Value                                               2,341,599       1,029,335
VP Income & Growth                                     1,006,903         797,950
Sentinel Variable Products Trust
Money Market                                          13,161,874      12,280,975
Common Stock                                           5,675,493       3,676,316
Small Company                                          3,793,135       2,271,110
Mid Cap Growth                                         2,525,843       1,992,178
Growth Index                                             331,280         116,928
Alger American Fund
Growth                                                 4,177,766       3,552,201
Small Cap                                              2,301,309       1,856,117
Leveraged All Cap                                        367,639         127,198
VIPF
Equity Income                                          3,704,004       2,731,504
Overseas                                               2,553,695       1,958,787
Growth                                                 4,666,845       3,804,353
High Income                                            1,513,683         932,443
Index 500                                             12,579,497       7,867,683
Contrafund                                             2,516,146       1,974,428
Investment Grade Bond                                  2,632,159       1,184,726
JP Morgan Series Trust II
International Opportunities                              578,105         300,450
Small Company                                            456,066         639,954
Neuberger Berman Partners Portfolio                      352,566         249,054
INVESCO Variable Investment Funds
Dynamics                                                 433,229         150,828
Technology                                               591,045         307,085
Health Sciences                                          810,937         243,587

NOTE 6 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account and the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2002 and 2001 as follows:


                                                            2002
                                                                                                      Ratio of
                                                                                                        gross
                                                                                         Ratio of     investment
                                                               Ending     Net Assets    expenses to   income to
                                                 Beginning     Unit        at end of    average net   average net
Portfolio                             Units     Unit Value     Value         year         assets *     assets **   Total Return ***
------------------------------------------------------------------------------------------------------------------------------------
Market Street Fund
Managed                              169,923.46      14.43     12.83       2,180,490      0.93%         2.96%        (11.07%)
Bond                                 231,224.22      13.26     14.34       3,314,747      0.80%         3.38%          8.11%
Strong Capital Management
Opportunity Fund II                  168,167.24      14.05     10.19       1,713,267      1.03%         0.52%        (27.49%)
Growth II                            498,564.74      12.34      7.64       3,806,663      1.10%         0.00%        (38.13%)
Dreyfus Socially Responsible
Growth Fund                           21,009.66       7.68      5.41         113,585      0.91%         0.32%        (29.61%)
American Century Variable
Portfolios
VP Value                             286,595.48      13.42     11.62       3,329,663      0.91%         0.77%        (13.43%)
VP Income & Growth                   243,276.38      10.34      8.26       2,010,039      1.03%         1.29%        (20.09%)
Sentinel Variable Products Trust
Money Market                         715,356.49      12.66     12.71       9,093,507      0.87%         1.27%          0.41%
Common Stock                       1,065,897.34      16.30     13.35      14,231,944      1.00%         1.42%        (18.09%)
Small Company                        310,528.99      23.95     20.43       6,345,084      0.94%         0.33%        (14.68%)
Mid Cap Growth                       407,463.84      16.74     12.60       5,133,073      1.02%         0.00%        (24.75%)
Growth Index                          57,021.77       8.11      6.11         348,250      0.91%         0.70%        (24.69%)
Alger American Fund
Growth                               710,936.58      19.14     12.71       9,035,572      1.09%         0.05%        (33.60%)
Small Cap                            815,159.46       9.10      6.66       5,425,998      1.04%         0.00%        (26.85%)
Leveraged All Cap                     77,853.13       8.35      5.47         425,760      0.88%         0.01%        (34.43%)
VIPF
Equity Income                        349,925.86      35.62     29.32      10,258,478      1.04%         1.97%        (17.70%)
Overseas                             432,631.73      18.41     14.55       6,292,931      1.03%         0.88%        (20.99%)
Growth                               375,619.02      41.46     28.72      10,788,484      1.09%         0.30%        (30.72%)
High Income                          152,021.67      19.56     20.06       3,049,138      0.88%         9.74%          2.54%
Index 500                          1,145,545.43      28.02     21.59      24,729,920      1.02%         1.42%        (22.96%)
Contrafund                           432,529.90      15.65     14.06       6,081,867      0.95%         0.84%        (10.15%)
Investment Grade Bond                303,436.32      10.95     11.98       3,633,659      0.73%         2.72%          9.36%
JP Morgan Series Trust II
International Opportunities          143,708.39       8.79      7.12       1,022,745      0.98%         0.49%        (19.04%)
Small company                         88,984.79      11.47      8.90         792,314      1.13%         0.28%        (22.37%)
Neuberger Berman Partners
Portfolio                             81,603.71      10.44      7.85         640,730      1.04%         0.62%        (24.79%)
INVESCO Variable
 Investment Funds
Dynamics                              94,022.72       7.30      4.93         463,283      0.95%         0.00%        (32.50%)
Technology                           184,251.42       5.41      2.85         524,994      1.13%         0.00%        (47.33%)
Health Sciences                      136,908.77       9.17      6.86         939,653      0.79%         0.00%        (25.15%)


                                                            2001
                                                                                                      Ratio of
                                                                                                        gross
                                                                                         Ratio of     investment
                                                               Ending     Net Assets    expenses to   income to
                                                 Beginning     Unit        at end of    average net   average net
Portfolio                             Units     Unit Value     Value         year         assets *     assets **   Total Return ***
------------------------------------------------------------------------------------------------------------------------------------
Market Street Fund
Managed                              155,194.83   15.66        14.43     2,239,211          0.90%        3.95%        (7.86%)
Bond                                 177,640.76   12.46        13.26     2,355,411          0.92%        6.49%         6.42%
Strong Capital Management
Opportunity Fund II                  133,076.38   14.72        14.05     1,869,309          0.88%        0.43%        (4.57%)
Mid Cap Growth                       420,672.57   17.98        12.34     5,189,292          0.95%      (31.39%)
Dreyfus Socially Responsible
Growth Fund                           12,187.45   10.01         7.68        93,567          0.70%        0.10%       (23.30%)
American Century Variable
 Portfolios
VP Value                             195,446.31   12.00        13.42     2,622,058          0.78%        0.68%        11.80%
VP Income & Growth                   219,624.77   11.38        10.34     2,270,850          0.90%        0.86%        (9.14%)
Sentinel Variable Products Trust
Money Market                         648,822.71   12.32        12.66     8,212,608          0.87%        3.35%         2.74%
Common Stock                         936,487.81   17.89        16.30    15,262,083          0.92%        1.18%        (8.90%)
Small Company                        242,948.99   22.94        23.95     5,819,218          0.87%        0.35%         4.41%
Mid Cap Growth                       365,419.20   22.31        16.74     6,118,880          0.93%      (24.94%)
Growth Index                          26,550.18    9.46         8.11       215,395          0.71%        0.42%       (14.24%)
Alger American Fund
Growth                               662,300.07   21.90        19.14    12,675,009          0.92%        0.24%       (12.61%)
Small Cap                            746,095.47   13.03         9.10     6,792,280          0.94%        0.05%       (30.13%)
Leveraged All Cap                     41,236.81   10.02         8.35       344,299          0.74%      (16.67%)
VIPF
Equity Income                        330,661.91   37.81        35.62    11,776,876          0.92%        1.70%        (5.80%)
Overseas                             397,433.34   23.57        18.41     7,316,875          0.95%        5.56%       (21.89%)
Growth                               350,066.18   50.81        41.46    14,514,953          0.94%        0.08%       (18.40%)
High Income                          135,440.87   22.37        19.56     2,649,779          0.91%       12.03%       (12.54%)
Index 500                            958,812.21   32.16        28.02    26,861,568          0.91%        1.06%       (12.89%)
Contrafund                           396,521.89   18.00        15.65     6,205,963          0.91%        0.79%       (13.05%)
Investment Grade Bond                183,172.48   10.19        10.95     2,005,778          0.71%        0.52%         7.46%
JP Morgan Series Trust II
International Opportunities          108,233.14   10.97         8.79       951,395          0.87%        1.14%       (19.87%)
Small Company                        104,544.72   12.58        11.47     1,198,808          0.95%        0.04%        (8.85%)
Neuberger Berman Partners Portfolio   67,876.05   10.85        10.44       708,893          0.90%        0.37%        (3.74%)
INVESCO Variable Investment Funds
Dynamics                              47,653.07   10.70         7.30       347,894          0.80%          --        (31.77%)
Technology                           109,370.66   10.58         5.41       591,562          0.89%          --        (46.29%)
Health Sciences                       62,931.73   10.07         9.17       576,865          0.79%        0.45%       (13.36%)



* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges, for the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NOTE 7 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.


NOTE 8 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.


NOTE 9 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.


NOTE 10 - MARKET STREET SUBSTITUTIONS

During 2003, the Company plans to substitute the balance of the Market Street funds with newly created funds of the SVPT.

                            Part C: OTHER INFORMATION

Item 27. Exhibits

           (a) Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable
                        Life Insurance Account ("Registrant") (1)
           (b)          Custodian Agreements: Not applicable
           (c)      (1) Form of Distribution Agreement between National Life
                        Insurance Company and Equity Services, Inc. (3)
                    (2) Form of Equity Services, Inc. Branch Office
                        Supervisor Contract (1)
                    (3) Form of Equity Services, Inc. Registered Representative
                        Contract (1)
                    (4) Schedule of Sales Commissions (6)
          (d) Contracts:
                    (1) Specimen VariTrak Policy Form (7)
                    (2) Rider for Guaranteed Insurability Options (7)
                    (3) Rider for Waiver of Monthly Deductions (7)
                    (4) Rider for Accidental Death Benefit (7)
                    (5) Rider for Guaranteed Death Benefit (7)
                    (6) Specimen VariTrak (NY) Policy Form (4)
                    (7) Specimen VariTrak (NY - Unisex) Policy Form (4)
                    (8) NY Rider for Guaranteed Insurability Options (4)
                    (9) NY Rider for Waiver of Monthly Deductions (4)
                   (10) NY Rider for Accidental Death Benefit (4)
                   (11) Form of Additional Protection Benefit Rider (11)
                   (12) Form of Long Term Care - Chronic Illness Rider (11)
                   (13) Form of Long Term Care Insurance Rider (11)
                   (14) No Lapse Guarantee Rider (13)
         (e) Applications:
                    (1) VariTrak Application Form (7)
                    (2) VariTrak (NY)
                        Application Form (4)
         (f) Corporate documents:
                    (1) National Life Insurance Company's Charter documents (1)
                    (2) National Life Insurance Company's By-laws (1)
         (g) Reinsurance agreements
                    (1) Automatic Modified-Coinsurance (Mod-Co)
                        Reinsurance and Service Agreement, between
                        National Life Insurance Company and xxxxxx, effective as of September 1, 1998.
         (h) Participation Agreements:
                    (1) Form of Participation Agreement - Market Street,
                        National Life Insurance Company and Equity Services, Inc. (3)
                    (2) Participation Agreement - Variable
                        Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance
                        Company (now National Life Insurance Company) -
                        August 12, 1989 (2) (2) (a)Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company (3)
                    (3) Form of Participation Agreement - Alger American
                        Fund, National Life insurance Company and Fred Alger and Company (3)
                    (4) Form of Participation Agreement among Variable Insurance
                        Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (2) (a) Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and National Life Insurance Company (4)
                   (5) Form of Shareholder Service Agreement between National Life Insurance Company and American Century Investment Management, Inc. (5)

                    (6) Form of Participation Agreement between National Life
                        Insurance Company and Neuberger & Berman Advisers Managers Trust (5)
                    (7) Form of Participation Agreement between National Life
                        Insurance Company and J.P. Morgan Series Trust II (5)
                    (8) Form of Participation Agreement between National Life
                        Insurance Company, Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II (6)
                    (9) Participation Agreement between National Life Insurance
                        Company and The Dreyfus Socially Responsible Growth Fund, Inc. (10)
                   (10) Participation Agreement between National Life Insurance
                        Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (10)
                   (11) Participation Agreement between Sentinel Variable
                        Products Trust, National Life Insurance Company and Equity Services, Inc.
         (i) Administrative Contracts: Not applicable
         (j) Other Material Contracts: Not applicable
         (k) Opinion and Consent of D. Russell Morgan, Assistant General Counsel, as to the legality of the securities being offered
         (l) Opinion and Consent of Elizabeth H. MacGowan, F.SA., M..A.A.A, Actuary and Vice President - Product Development, as to actuarial matters pertaining to the securities being registered.
         (m) Calculation
         (n) (1) Consent of PricewaterhouseCoopers LLP, Auditors (2) Consent of Sutherland Asbill & Brennan LLP
         (o) Omitted Financial Statements
         (p) Initial Capital Agreement:
             Not applicable
         (q) Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (8)
         (r) Powers of Attorney
             (1) Robert E. Boardman (5)
             (2) A. Gary Shilling (9)
             (3) Jeremiah E. Casey 12)
             (4) Thomas H. MacLeay(12)


(1) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider - File No. 333-67003) filed on February 11, 1999.
(2) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement for National Variable Annuity Account II (Sentinel Advantage - File No. 333-10593) filed February 12, 1999.
(3) Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 12, 1996.
(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997
(5) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997
(6) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 1998
(7) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 26, 1999
(8) Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1999
(9) Incorporated herein by reference to Post-Effective Amendment No. 7 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2001
(10) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) May 1, 2001
(11) Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2001

(12) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2002
(13) Incorporated herein by reference to Post-Effective Amendment No. 10 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed June 28, 2002

Item 28. Directors and Officers of the Depositor


Name and Principal Business Address*     Positions and Offices with Depositor
------------------------------------     ------------------------------------
Thomas H. MacLeay                        Chairman of the Board & CEO and
                                         Director

James A. Mallon                          President & Chief Operating Officer
                                         and Director

Robert E. Boardman                       Director
Hickok & Boardman Financial Network
346 Shelburne Street, P. O. Box 1064
Burlington, VT  05402-1064

Jeremiah E. Casey                        Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201

Bruce Lisman                             Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

A. Gary Shilling Director A. Gary Shilling & Co., Inc. 500 Morris Avenue Springield, NJ 07081-1020

Edward J. Bonach             Executive Vice President & Chief Financial Officer
Rodney A. Buck               Executive Vice President & Chief Investment Officer
Gregory H. Doremus           Senior Vice President - New Business & Customer
                             Service
Michele S. Gatto             Senior Vice President & General Counsel
Charles C. Kittredge         Senior Vice President - Marketing Development
                             & Operations
Wade H. Mayo                 Senior Vice President
Ruth B. Smith                Senior Vice President - Registered Product
                             & Life Event Distribution.
Joseph A. Miller             Senior Vice President
Michael A. Tahan             Senior Vice President & Chief Information Officer
James K. McQuestion          Secretary of the Corporation
Eileen von Gal               Treasurer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.


Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.

           A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

     National Life Insurance Company owns 100% of Administrative Services, Inc. and National Financial Services, Inc. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc.; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest.

     National Life Insurance Company owns 100% of NL Capital Management, Inc. NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., Sigma American Corporation and Equity Services, Inc. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation. Sentinel Administrative Service Corporation and Sigma American Corporation are the majority partners of Sentinel Administrative Service Company and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company.

     NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company. Sentinel Management Company owns 100% of American Guaranty & Trust Company.

Item 30. Indemnification

           The By-Laws of Depositor provide, in part in Article VI, as follows:

           7.1 Indemnification.

           (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

           (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.   Principal Underwriter

            (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

           (b) The following information is furnished with respect to the officers and directors of ESI:


Name and Principal Business Address*           Positions and Offices with Depositor
------------------------------------           ------------------------------------
Joseph M. Rob                                  Chairman of the Board
Kenneth R. Ehinger                             President & Chief Executive Officer
John M. Grab                                   Senior Vice President & Chief Financial Officer
Stephen A. Englese                             Senior Vice President - Securities Operations
Gregory D. Teese                               Vice President - Compliance
Tammy W. King                                  Vice President - Marketing & Field Development
Budd A. Shedaker                               Assistant Vice President - Communications
D. Russell Morgan                              Counsel
Sharon E. Bernard                              Treasurer & Controller
James K. McQueston                             Secretary
Thomas H. MacLeay                              Director
Edward J. Bonach                               Director
Rodney A. Buck                                 Director

  *Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

           (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

--------------------- --------------------------- ---------------------------- ---------------------- ----------------------
Name of                Net Underwriting Discounts  Compensation on Events       Brokerage Commissions  Other Compensation
Principal              and Commissions             Occasioning the Deduction of
Underwriter                                        a Deferred Sales Loan
---------------------- --------------------------- ---------------------------- ---------------------- ----------------------
Equity Services, Inc.           $ 7,036,209                     -0-                      $7,036,209                 -0-

---------------------- --------------------------- ---------------------------- ---------------------- ----------------------

Item 32.  Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 33.  Management Services

All management contracts are discussed in Part A or Part B.

Item 34.  Fee Representation

National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 13 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2003.


                                            NATIONAL VARIABLE LIFE
                                            INSURANCE ACCOUNT (Registrant)

                                            By: NATIONAL LIFE INSURANCE COMPANY



Attest:/s/ Christopher M. Neronha         By: /s/ Thomas H. MacLeay
       --------------------------             ----------------------
       Christopher M. Neronha                 Thomas H. MacLeay
       Assistant Secretary                    Chairman of the Board
                                              and Chief Executive Officer

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, National Life Insurance Company certifies that National Variable Life Insurance Account meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal fixed and attested, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2003.


                                         NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                   (Depositor)


Attest:/s/ Christopher M. Neronha         By:/s/ Thomas H. MacLeay
       --------------------------            ---------------------------
        Christopher M. Neronha               Thomas H. MacLeay
        Assistant Secretary                  Chairman of the Board
                                             and Chief Executive Officer


           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signature                       Title                            Date


/s/ Thomas H. MacLeay          Chairman of the Board,           April 30, 2003
---------------------
Thomas H. MacLeay              Chief Executive Officer
                               and Director


/s/ Edward J. Bonach           Executive Vice President &       April 30, 2003
--------------------
Edward J. Bonach               Chief Financial Officer


/s/ Robert E. Boardman*        Director                         April 30, 2003
----------------------
Robert E. Boardman


/s/ Jeremiah E. Casey*         Director                         April 30, 2003
----------------------
Jeremiah E. Casey


/s/ Bruce Lisman               Director
-----------------
Bruce Lisman


/s/ A. Gary Shilling*          Director                         April 30, 2003
---------------------
A. Gary Shilling



*By /s/ Thomas H. MacLeay                                 Date: April 30, 2003
    ---------------------
      Thomas H. MacLeay
      Pursuant to Power of Attorney

                         Exhibit Index


  27  (k)        Opinion and Consent of D. Russell Morgan, Assistant
                 General Counsel

  27  (l)        Opinion and Consent of Elizabeth H. MacGowan, F.SA., M..A.A.A,
                 Actuary and Vice President - Product Development
  27  (m)        Calculation

  27  (n)   (1)  Consent of PricewaterhouseCoopers LLP, Auditors

  27  (n)   (2)  Consent of Sutherland Asbill & Brennan LLP


  27  (m)        Calculation